                                            REGISTRATION NOS. 333-80547/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]

                         POST-EFFECTIVE AMENDMENT NO. 4                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 52                             [X]

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2002 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2003.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.
          Cover Page................................    Cover Page
      2.
          Definitions...............................    Important Terms You Should Know
      3.
          Synopsis..................................    Table of Expenses
      4.
          Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.
          General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Investment Choices; General
                                                          Information--Voting Rights
      6.
          Deductions and Expenses...................    Table of Expenses; Contract Fee; Assignment
                                                        Fee; Premium and Other Taxes; Charges; General
                                                          Information--Who Sells the Income Annuity;
                                                          Appendix; Premium Tax Table
      7.
          General Description of Variable Annuity...    The Income Annuity--Purchasing an Income
                                                          Annuity; Income Annuity--Allocation; General
                                                          Information--Administration/Changes to the
                                                          Income Annuity
      8.
          Annuity Period............................    Important Terms You Should Know; Income
                                                          Annuity--Income Payment Types/The Value of
                                                          Your Income Payments
      9.
          Death Benefit.............................    Not Applicable
     10.
          Purchases Values..........................    MetLife; Metropolitan Life Separate Account E;
                                                          Income Annuity/Allocation of Purchase
                                                          Payment/ The Value of Your Income Payments;
                                                          General Information--Administration
     11.
          Redemptions...............................    General Information; When We May Cancel the
                                                          Income Annuity
     12.
          Taxes.....................................    Federal Tax Treatment
     13.
          Legal Proceedings.........................    Not Applicable
     14.
          Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.
          Cover Page................................    Cover Page
     16.
          Table of Contents.........................    Table of Contents
     17.
          General Information and History...........    Not Applicable
     18.
          Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Income
                                                          Annuity
     19.
          Purchase of Securities Being Offered......    Not Applicable

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     20.
          Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Income Annuity
     21.
          Calculation of Performance Data...........    Performance Data
     22.
          Annuity Payments..........................    Variable Income Payments
     23.
          Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                               MAY 1, 2003


METLIFE SETTLEMENT PLUS(SM), A VARIABLE INCOME ANNUITY
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

--------------------------------------------------------------------------------


Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.


  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX       STATE STREET RESEARCH INVESTMENT TRUST
  STATE STREET RESEARCH DIVERSIFIED             HARRIS OAKMARK LARGE CAP VALUE
  METLIFE STOCK INDEX                           T. ROWE PRICE LARGE CAP GROWTH


HOW TO LEARN MORE:



Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 26 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
Attn: MetLife Settlement Plus
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Phone: (800) 638-0051              [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus which is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased.

                                 [METLIFE LOGO]

INCOME ANNUITY


This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

A WORD ABOUT
INVESTMENT RISK:


An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:


     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4

TABLE OF EXPENSES..................... .....................    6

METLIFE.......................... ..........................    9

METROPOLITAN LIFE SEPARATE ACCOUNT E........... ............    9

SETTLING YOUR CLAIM.................... ....................    9

THE INCOME ANNUITY..................... ....................   10
   Investment Choices.......................................   11
   Income Payment Types.....................................   12
   Allocation of Purchase Payment...........................   13
   The Value of Your Income Payments........................   13
      Initial Variable Income Payment.......................   13
      Annuity Units.........................................   13
      AIR as a Benchmark for Income Payments................   14
      Calculating Annuity Unit Values.......................   15
   Contract Fee.............................................   16
   Assignment Fee...........................................   16
   Premium and Other Taxes..................................   16
   Charges..................................................   17
      Separate Account Charge...............................   17
      Investment-Related Charge.............................   17

GENERAL INFORMATION.................... ....................   17
   Administration...........................................   17
      Purchase Payments.....................................   17
      Receiving Income Payments and Information.............   18
   Advertising Performance..................................   19
   Changes to the Income Annuity............................   19
   Voting Rights............................................   20
   Who Sells the Income Annuity.............................   21
   Purchases in Certain States..............................   21
   Financial Statements.....................................   21
   When We May Cancel the Income Annuity....................   21

FEDERAL TAX TREATMENT................... ...................   22
   Tax Treatment of Income Payments Received in Settlement
      of Personal Physical Injury Claims....................   22
   A Defendant May Assign Its Obligation to Make Income
      Payments to You.......................................   23
   Using the Income Annuity to Fund Qualified Assignments...   23
   Owners Other than MIAC...................................   25
TABLE OF CONTENTS FOR THE STATEMENT FOR ADDITIONAL
  INFORMATION....................... .......................   26

APPENDIX FOR PREMIUM TAX TABLE............... ..............   27


MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN ON STEP LADDER GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY UNITS
An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

ANNUITY UNIT VALUE

We determine the value of annuity units at the close of the Exchange for each investment division each day the Exchange is open for regular trading. The Exchange usually closes at 4p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under the Income Annuity, the AIR is an assumed percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.

CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

CONTRACT

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.

DEFENDANT

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean

[SNOOPY WITH POINTER GRAPHIC]
the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.
INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office will handle the processing of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.

METROPOLITAN INSURANCE AND ANNUITY COMPANY (MIAC)

MIAC is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MIAC under a qualified assignment. MIAC assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MIAC owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MIAC throughout this Prospectus when discussing assignments to MIAC or any other MetLife affiliate.

OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.

YOU (YOUR)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim.

VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

 TABLE OF EXPENSES -- INCOME ANNUITY



    The following tables describe the expenses that apply to the Income Annuity. The first table describes charges that apply at the time of purchase of the Income Annuity. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------





Contract Owner Transaction Expenses(1)......................    None



(1) PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME CONTRACT FEE OF $350 IS PAID TO US FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT. IN ADDITION, PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME ASSIGNMENT FEE OF $750 IS PAID TO MIAC OR ONE OF OUR OTHER AFFILIATES WHEN THE DEFENDANT ASSIGNS ITS LIABILITY TO MAKE PAYMENTS TO YOU UNDER THE STRUCTURED SETTLEMENT. THIS $750 IS ALSO DEDUCTED FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT.

--------------------------------------------------------------------------------


    The second table describes the fees and expenses that apply while the Income Annuity is held, but does not include fees and expenses for the Portfolios.



Separate Account Charge (as a percentage of average account
  value)....................................................  Maximum Guaranteed Charge:    1.25%


--------------------------------------------------------------------------------


    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, for the Income Annuity. More details concerning the Metropolitan Fund fees and expenses are contained in its prospectus.



                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund Operating Expenses for the
  fiscal year ending December 31, 2002 (expenses that are
  deducted from these Funds' assets include management fees
  and other expenses).......................................     0.31%      0.83%
Metropolitan Fund Annual Expenses (as a percentage of
  average net assets for the fiscal year ending December 31,
  2002)


                                                                       B                C
                                                        A        OTHER EXPENSES   TOTAL EXPENSES
                                                   MANAGEMENT        BEFORE           BEFORE
                                                      FEES       REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio......................................     0.25            0.09             0.34
State Street Research Diversified
  Portfolio (2)(3)...............................     0.44            0.05             0.49
MetLife Stock Index Portfolio....................     0.25            0.06             0.31
State Street Research Investment Trust
  Portfolio (2)(3)...............................     0.49            0.05             0.54
Harris Oakmark Large Cap Value
  Portfolio (2)(3)...............................     0.75            0.08             0.83
T. Rowe Price Large Cap Growth
  Portfolio (2)(3)...............................     0.63            0.14             0.77

                                                                       C-D=E
                                                                  TOTAL EXPENSES
                                                         D             AFTER
                                                   REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------  ------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio......................................       0.00           0.34
State Street Research Diversified
  Portfolio (2)(3)...............................       0.00           0.49
MetLife Stock Index Portfolio....................       0.00           0.31
State Street Research Investment Trust
  Portfolio (2)(3)...............................       0.00           0.54
Harris Oakmark Large Cap Value
  Portfolio (2)(3)...............................       0.00           0.83
T. Rowe Price Large Cap Growth
  Portfolio (2)(3)...............................       0.00           0.77



(2) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
    PROSPECTUS AND SAI FOR THE METROPOLITAN FUND.



(3) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND
    PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS.

EXAMPLES



This example is intended to help you compare the cost of the Income Annuity with the cost of other variable annuity contracts. These costs include the Separate Account and other costs incurred while holding the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).



EXAMPLE. This example shows the dollar amount of expenses on a $10,000 investment for the time periods indicated. The example assumes the minimum or maximum fees and expenses of any of the Portfolios and a 5% annual return on assets. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Actual costs may be higher or lower.



                                                                 1             3             5              10
                                                                YEAR         YEARS         YEARS           YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $213         $658          $1,129         $ 2,429
Minimum...................................................      $160         $496          $  856         $ 1,867

ANNUITY UNIT VALUES

    This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.


---------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           ANNUITY UNITS
                                                 BEGINNING OF YEAR       END OF YEAR        END OF YEAR
                                          YEAR ANNUITY UNIT VALUE (a) ANNUITY UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Division............................... 2002         $10.11               $10.48                58.0
                                          2001          10.18                10.11                47.1
                                          2000           9.71                10.18                12.2
                                          1999           9.85                 9.71                   0
State Street Research Diversified
  Division............................... 2002           8.32                 6.74                59.6
                                          2001           9.45                 8.32                25.7
                                          2000           9.94                 9.45                11.6
                                          1999           9.48                 9.94                   0
MetLife Stock Index Division............. 2002           7.16                 5.23               256.9
                                          2001           8.67                 7.16               174.3
                                          2000          10.18                 8.67                17.4
                                          1999           9.46                10.18                   0
State Street Research Investment Trust
  Division............................... 2002           6.97                 4.85                75.3
                                          2001           8.94                 6.97                58.4
                                          2000          10.12                 8.94                14.1
                                          1999           9.20                10.12                   0
Harris Oakmark Large Cap Value
  Division............................... 2002           9.33                 7.53               123.4
                                          2001           8.38                 9.33                91.2
                                          2000           7.92                 8.38                29.7
                                          1999           8.05                 7.92                   0
T. Rowe Price Large Cap Growth
  Division............................... 2002           8.47                 6.11               240.5
                                          2001           9.99                 8.47               189.6
                                          2000          10.68                 9.99                43.8
                                          1999           9.47                10.68                   0


(a) The inception date for the Income Annuity was November 1, 1999.

                                         [LUCY WITH STOCK TICKER GRAPHIC]

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

SETTLING YOUR CLAIM
If you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you

[SNOOPY AND CROWD OF WOODSTOCKS GRAPHIC]

[SNOOPY AT CONFERENCE GRAPHIC]
receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee may purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MIAC (or other assignee) is the owner of the Income Annuity. As the owner, MIAC has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY

This Income Annuity can be designed to provide you with a streamof payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the value of your income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, the money is at risk. The degree of risk will depend on the investment divisions selected. The Annuity Unit Value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.


The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.


Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. The Fixed Income

[SNOOPY ON A SEESAW WITH WOODSTOCK GRAPHIC]
    The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may go down as well as up.
 10

Option is not described in this Prospectus although we occasionally refer to it.

INVESTMENT CHOICES
The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The SAI is available upon your request. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.

                                                   [SNOOPY READING MENU GRAPHIC]
The investment choices are:

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO


The investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to most aggressive, with those within the same investment style (MetLife Stock Index and State Street Research Investment Trust Portfolios) listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the Fund prospectus for more information regarding the Portfolios' investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The degree of investment risk assumed will depend on the investment divisions chosen.

The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund. Each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.

In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.

INCOME PAYMENT TYPES
Currently, we provide a wide variety of income payment types. Basedon the terms of the Structured Settlement, several of these options may be combined within the provisions of the Income Annuity.

Your income payment amount will depend in large part on the type of income payment type chosen. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. No payments are made once the guarantee period has expired and you are no longer living.



LIFETIME WITH NON-GUARANTEE PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.


LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
 12

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.



INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type.


ALLOCATION OF PURCHASE PAYMENT
Money is allocated among the Fixed Income Option and theinvestment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed.

TRANSFERS: You are not permitted to make transfers between the investment divisions or between the Fixed Income Option and the investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.

ANNUITY UNITS
Annuity units are credited for that portion of the purchase paymentallocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase

Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

    - The amount of income you need;

    - The amount you expect to receive from other sources;


    - The growth potential of other investments; and

    - How long you would like your income to last.

[SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
payment by the contract fee, assignment fee, if applicable, and premium taxes, if applicable. We then compute an initial variable income payment amount using the Assumed Investment Return ("AIR"), the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment amount by the Annuity Unit Value. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.


EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITSASSUME THE FOLLOWING:

- We calculate an initial variable income payment (e.g., $1,000) based on the AIR, income payment type, your age and sex, the amount of the purchase payment and the first income payment date as specified in the Structured Settlement;

- The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and

- On the day we receive all documents in good order and issue the Contract, the annuity unit values for the investment divisions are $9.9926 and $12.4362.

We credit the Income Annuity with annuity units as follows:
    $500 / 9.9926 = 50.0370 ANNUITY UNITS
    $500 / 12.4362 = 40.2052 ANNUITY UNITS

Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS
Your income payments are determined by using the AIR to benchmark the investment experience of the chosen investment divisions. Your payments will increase in proportion to the amount the actual investment experience of the chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your income payments will decrease to the extent the actual investment experience of the chosen investment divisions is less than the AIR and Separate Account charges.

The amount of each variable income payment is determined ten days prior to your income payment date or on the contract's issue date, if later than the income payment date.

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS

If the net investment                 Your variable income payment
  experience:                         will:
  Exceeds the AIR                       Increase
  Equals the AIR                        Stay the Same
  Is less than the AIR                  Decrease

EXAMPLE FOR A 5% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the investment division (minus charges) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your actual income payment is a 4.7% INCREASE.

However, assume instead that the investment experience (minus charges) is down 10% (does not exceed the AIR). Your variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your actual income payment is a 14.3% DECREASE.

CALCULATING ANNUITY UNIT VALUES

We separately determine the annuity unit value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:

- First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

- Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and


-  Finally, we multiply the previous Annuity Unit Value by this result.


The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.


Here is how the AIR effects variable income payments: a higher AIR will result in a higher initial variable income payment. A lower AIR will result in a lower initial variable income payment. With a lower AIR, subsequent variable income payments will increase more rapidly or decline more slowly than with a higher AIR as changes occur in the actual investment experience of the investment divisions.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

    Assume the following:


-  Yesterday's Annuity Unit Value was $10.20;


- The number we calculate for today's change in investment experience (minus the investment-related charge) is 1.02 (up 2%);

-  The daily equivalent of the Separate Account charge is .000034035; and,

-  The daily equivalent of the adjustment for a 5% AIR is .99986634.


The new Annuity Unit Value is:

         (1.02 - .000034035) X .99986634 X $10.20 = $10.40

However, now assume that today's change in investment experience (minus the investment-related charge) is .98 (down 2%) instead of 1.02.


The new Annuity Unit Value is:

         (.98 - .000034035) X .99986634 X $10.20 = $9.99

CONTRACT FEE

A one time $350 contract fee is taken from the amount made availableby the defendant for the Structured Settlement before an Income Annuity is purchased. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.


ASSIGNMENT FEE

If the Income Annuity is purchased by MIAC, there is a one time assignment fee of $750. The fee is deducted from the amount made available by the defendant for the Structured Settlement only if the obligation to pay you is assigned to MIAC. This charge covers MIAC's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.


PREMIUM AND OTHER TAXES
Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).
A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes. If an assignment is made and MIAC is the owner, a premium tax is not applicable.

We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant (when requested by the owner of the Income Annuity) to pay generation skipping transfer taxes or similar

[MARCIE WITH ADDING MACHINE GRAPHIC]

[LUCY WITH MAGNIFYING GLASS GRAPHIC]
 16
taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.

CHARGES
There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

-  Separate Account charge; and

-  Investment-related charge.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.
GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all documents in good order to credit the purchase payment.
Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:


-  On a day when the Annuity Unit Value is not calculated, or


-  After the close of the Exchange.

The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.

[WOODSTOCK WRITING A CHECK GRAPHIC]

In those cases, the purchase payments will be effective the next day the Annuity Unit Value, as applicable, is calculated.


We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether or not they agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


RECEIVING INCOME PAYMENTS AND INFORMATION

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

[CHARLIE BROWN WITH LETTER GRAPHIC]

[SNOOPY AS TOWN CRIER GRAPHIC]


All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.


ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports.
We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.



ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 5% AIR. These figures also assume a steady annual rate of return.


We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $1,000) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.


We may assume that the Income Annuity was in existence prior to its inception date. We calculate performance based on the historical performance of the underlying Portfolio for the period. We use the actual annuity unit data after the inception date.



We may state performance for the investment divisions which reflect deduction of the Separate Account charge and investment-related charge only, when accompanied by the annualized change in annuity unit value.



Past performance is no guarantee of future results.


CHANGES TO THE INCOME ANNUITY
We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

-  Operate the Separate Account in any form permitted by law.


- Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

- Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

- Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

- Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

- Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MIAC is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

-  For which voting instructions are received, and
-  That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY
The Income Annuity is sold through registered broker-dealers. The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order), less the Contract Fee and the Assignment Fee, if any. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.

PURCHASES IN CERTAIN STATES

Although we may generally not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.


FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.


WHEN WE MAY CANCEL THE INCOME ANNUITY


We reserve the right to cancel the Income Annuity and pay its then current replacement cost (less applicable taxes and fees) if we are notified in writing of a determination by the Internal Revenue Service that any portion of the settlement proceeds applied to the purchase of the Income Annuity are includable in your taxable income or your beneficiary's taxable income.


[SNOOPY AND WOODSTOCK SHAKE GRAPHIC]

FEDERAL TAX TREATMENT
The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.


Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death. Consult your tax advisor. To the extent permitted under the Federal income tax laws, we may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS

Section 104(a)(1) or (2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. Any portion of a Structured Settlement that provides for punitive damages will not qualify for exclusion under Section 104(a)(2) of the Code. For qualifying portions of a Structured Settlement, the treatment applies whether the amounts are paid as lump sums or as periodic payments.


If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MIAC.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

[LUCY READING TAX CODE GRAPHIC]
 22

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU
Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MIAC. The assignment by the defendant to MIAC of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

- The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

- MIAC assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

- The income payments that will be made to you are fixed and determinable as to amount and time of payment;

-  You cannot accelerate, defer, increase, or decrease your income payments;

- The amount MIAC is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MIAC; and

-  The income payments to you are excludable from your gross income under
   Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MIAC is treated as a "qualified assignment," the defendant may deduct the full payment it makes to MIAC in the year in which the payment is made. In addition, if these requirements are satisfied and MIAC purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MIAC receives from the defendant will be excluded from MIAC's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS
If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

[SNOOPY WRITING GRAPHIC]

The Internal Revenue Service (IRS) has issued a private letter ruling to MIAC as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

- Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

- A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.


- If you, the owner and the defendant agree, you may be granted a security interest in the Income Annuity. Merely granting a security interest in the Income Annuity to you will not cause the assignment to fail to qualify as a qualified funding asset within the meaning of Section 130 of the Code.


Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

OWNERS OTHER THAN MIAC
Entities (such as corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                        PAGE
COVER PAGE..................... ......................     1
TABLE OF CONTENTS.................. ..................     1
INDEPENDENT AUDITORS................ .................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................. .................     2
EXPERIENCE FACTOR.................. ..................     2
VARIABLE INCOME PAYMENTS.............. ...............     2
INVESTMENT MANAGEMENT FEES............. ..............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT.............. ..............     5
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.... .....   F-1
FINANCIAL STATEMENTS OF METLIFE........... ...........  F-65


[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                      Income Annuities
   California........      2.35%
   Maine.............      2.00%
   Nevada............      3.50%
   Puerto Rico.......      1.00%
   South Dakota......      1.25%
   West Virginia.....      1.00%
   Wyoming...........      1.00%

PEANUTS (C) United Feature Syndicate, Inc.

(C) 2003 Metropolitan Life Insurance Company


[LUCY'S TAXES GRAPHIC]

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E or Metropolitan Series Fund Inc.

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Attention: MetLife Settlement Plus(SM)

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                          METLIFE SETTLEMENT PLUS(SM),
                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

                                  May 1, 2003



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Settlement Plus(SM), A Variable Income Annuity dated May 1, 2003 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn:
MetLife Settlement Plus, Structured Settlement Group, 2300 Lakeview Parkway, Suite 600, Alpharetta, GA 30004.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated May 1, 2003.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Distribution of Certificates and Interests in the Income
  Annuity...................................................     2
Experience Factor...........................................     2
Variable Income Payments....................................     2
Investment Management Fees..................................     5
Performance Data and Advertisement of the Separate
  Account...................................................     5
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................  F-65

INDEPENDENT AUDITORS

     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.

     The certificates and interests in the Income Annuity are sold through registered broker-dealers.

     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or the Fixed Income Option. Each contract will indicate the available choices.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 5% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The income payment you receive periodically from an investment division (except for any payment paid within 10 days of the day we receive all properly completed documents) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the day we receive all properly completed documents). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division on the day we receive all properly completed documents. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     For example, on an annual basis, if an investment division has a cumulative net investment performance of 6% over a one year period, the first variable income payment in the next year will be approximately 1% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the investment division. If such investment performance return is 4% over a one year period, the first variable income payment in the next year will be approximately 1% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

ANNUITY UNIT VALUE

     The Annuity Unit Value is based on the change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day at the close of the New York Stock Exchange on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All income payments are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 5% and a one day Valuation Period, the factor is ..99986634, which is the daily discount factor for an effective annual rate of 5%. (The AIR may be in the range of 1% to 6%, as defined in your Income Annuity and the laws in the state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following examples show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments:

                  EXAMPLE OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $ 10.20000

 2. "Experience factor" for period..........................    1.023558

 3. Daily adjustment for 5% of Assumed Investment Return....   .99986634

 4. (2) X (3)...............................................    1.023421

 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43889

                           EXAMPLE OF INCOME PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Net Purchase Payment....................................    $50,000.00

 2. First monthly income payment per $1,000 of Annuity
    Value...................................................    $     7.71

 3. First monthly income payment (1) X (2) / 1,000..........    $   385.50

 4. Assume Annuity Unit Value (see Example of Calculation of
    Annuity Unit Value above) as of Annuity Date equal to...    $ 10.80000

 5. Number of Annuity Units (3) / (4).......................      35.69444

 6. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000

 7. Second monthly Annuity Payment (5) X (6)................    $   391.57

 8. Assume Annuity Unit Value for third month equal to......    $ 10.52684

 9. Next monthly Annuity Payment (5) X (8)..................    $   375.75

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. The AIR is the rate used to determine the initial variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the initial variable income payment will be. Variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES


     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers LLC ("MetLife Advisers"), the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers(R) Aggregate Bond Index and the MetLife Stock Index Portfolios, MetLife Advisers receives monthly compensation from each Portfolio at an annual rate of 0.25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the State Street Research Investment Trust Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, 0.50% of such assets on the next $500 million and 0.45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Diversified Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, 0.45% of such assets on the next $500 million and 0.40% of such assets on amounts over $1 billion. MetLife Advisers pays State Street Research & Management Company, one of our subsidiaries, to provide sub-investment management services for the State Street Research Diversified and State Street Research Investment Trust Portfolios. MetLife Advisers pays us to provide sub-investment management services to the MetLife Stock Index Portfolio and the Lehman Brothers(R) Aggregate Bond Index Portfolio.



     For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and 0.70% of such assets in excess of $250 million. Harris Associates, L.P. is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.



     For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, and 0.60% of such assets over $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Large Cap Growth Portfolio.


WHEN VOTING INSTRUCTIONS MAY BE DISREGARDED

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT


     From time to time we advertise the performance of various Separate Account investment divisions. Performance will be stated in terms of either "yield," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in annuity unit value refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. Average annual total return differs from the change in annuity unit value because it assumes a steady rate of return. It also reflects all expenses.



     We may demonstrate hypothetical values of income payments (e.g. beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolios for the period before the inception date of the

Income Annuity. We use the actual annuity unit data after the inception date.


     We may state performance for the investment divisions which reflect deduction of the separate account charge and investment-related charge only, when accompanied by the annualized change in annuity unit value.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers(R) Aggregate Bond Index, and/or the Lehman Brothers(R) Government/ Corporate Bond Index, or the Merrill Lynch High Yield Bond Index.


                            AS OF DECEMBER 31, 2002



   INVESTMENT DIVISION RETURNS PRIOR TO IMPACT OF 5% AIR (ASSUMED INVESTMENT
                                   RETURN)(R)



     The following data has been restated to reflect the deduction of the 1.25% Separate Account Charge and the investment-related charge for the periods before the inception date of the Income Annuity. We use actual unit data after the inception date.



                                                                           ANNUALIZED RETURN FOR INDICATED PERIOD,
                                                              PORTFOLIO          OR FROM PORTFOLIO INCEPTION
                                                              INCEPTION   -----------------------------------------
                                                                DATE      1 YEAR     3 YEAR     5 YEAR     10 YEAR
                                                              ---------   -------    -------    -------    --------
T. Rowe Price Large Cap Growth..............................  11/09/98    -24.18%    -12.81%     -3.01%*
Harris Oakmark Large Cap Value..............................  11/09/98    -15.26%      3.25%     -0.41%
MetLife Stock Index.........................................  05/01/90    -23.31%    -15.85%     -2.08%      7.60%
State Street Research Investment Trust......................  06/24/83    -27.06%    -17.87%     -3.88%      5.95%
State Street Research Diversified...........................  07/25/86    -14.92%     -7.73%     -0.07%      6.03%
Lehman Brothers(R) Aggregate Bond Index.....................  11/09/98      8.86%      8.32%      5.59%*



                          CHANGE IN ANNUITY UNIT VALUE


           (AVERAGE ANNUAL TOTAL RETURN) SEC STANDARDIZED PERFORMANCE



The following data for the Income Annuity has been restated to reflect the 5% AIR, the deduction of the 1.25% Separate Account Charge and the investment-related charge. It includes performance based on the underlying Portfolios for the period before the inception date of the Income Annuity. We use actual Annuity unit data after the inception date.



                                                                           ANNUALIZED CHANGE IN ANNUITY UNIT VALUE FOR
                                                              PORTFOLIO   INDICATED PERIOD, OR FROM PORTFOLIO INCEPTION
                                                              INCEPTION   ---------------------------------------------
                                                                DATE       1 YEAR      3 YEAR      5 YEAR      10 YEAR
                                                              ---------   --------    --------    --------    ---------
T. Rowe Price Large Cap Growth..............................  11/09/98     -27.86%     -16.96%      -7.63%*
Harris Oakmark Large Cap Value..............................  11/09/98     -19.29%      -1.67%      -5.16%*
MetLife Stock Index.........................................  05/01/90     -26.96%     -19.91%      -6.78%       2.46%
State Street Research Investment Trust......................  06/24/83     -30.42%     -21.74%      -8.42%       0.91%
State Street Research Diversified...........................  07/25/86     -18.99%     -12.15%      -4.85%       0.97%
Lehman Brothers(R) Aggregate Bond Index.....................  11/09/98       3.66%       2.58%       0.16%*



              Past performance is no guarantee of future results.

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2002, and the related statement of operations for the period then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising Metropolitan Life Separate Account E of Metropolitan Life Insurance Company as of December 31, 2002, and the results of their operations for the period then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 24, 2003

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                                Metropolitan Fund
                                                        -----------------------------------------------------------------

                                                          State Street                                      State Street
                                                            Research                                          Research
                                                        Investment Trust Variable B  Variable C Variable D  Diversified
                                                           Portfolio     Portfolio   Portfolio  Portfolio    Portfolio
                                                        ---------------- ----------- ---------- ---------- --------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451)..............  $1,196,193,540  $        -- $       --  $    --   $           --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................              --   36,937,355         --       --               --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................              --           --  1,170,621       --               --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................              --           --         --   23,813               --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............              --           --         --       --    1,375,721,650
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............              --           --         --       --               --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............              --           --         --       --               --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................              --           --         --       --               --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............              --           --         --       --               --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................              --           --         --       --               --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................              --           --         --       --               --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................              --           --         --       --               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................              --           --         --       --               --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................              --           --         --       --               --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................              --           --         --       --               --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................              --           --         --       --               --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................              --           --         --       --               --
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................              --           --         --       --               --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................              --           --         --       --               --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................              --           --         --       --               --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................              --           --         --       --               --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................              --           --         --       --               --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................              --           --         --       --               --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................              --           --         --       --               --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................              --           --         --       --               --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................              --           --         --       --               --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................              --           --         --       --               --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................              --           --         --       --               --
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................              --           --         --       --               --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................              --           --         --       --               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................              --           --         --       --               --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................              --           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
Total investments......................................   1,196,193,540   36,937,355  1,170,621   23,813    1,375,721,650
Cash and Accounts Receivable...........................              --           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
Total assets...........................................   1,196,193,540   36,937,355  1,170,621   23,813    1,375,721,650
LIABILITIES:
Due to Metropolitan Life Insurance Company.............              29           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
NET ASSETS.............................................  $1,196,193,511  $36,937,355 $1,170,621  $23,813   $1,375,721,650
                                                         ==============  =========== ==========  =======   ==============
Outstanding Units (In Thousands).......................          49,890          306          8       10           58,215
Unit Value.............................................        $8.39 to      $104.24    $104.24  $122.89         $9.19 to
                                                                 $49.99                                            $33.95

                      See Notes to Financial Statements.

                                                Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------
State Street
  Research                     Putnam                    T. Rowe                                     Neuberger
 Aggressive     MetLife     International    Janus     Price Small     Scudder    Harris Oakmark  Berman Partners
   Growth     Stock Index       Stock       Mid Cap    Cap Growth   Global Equity Large Cap Value  Mid Cap Value
 Portfolio     Portfolio      Portfolio    Portfolio    Portfolio     Portfolio      Portfolio       Portfolio
------------ -------------- ------------- ------------ ------------ ------------- --------------- ---------------
$         -- $           -- $         --  $         -- $         -- $         --   $         --    $         --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
 539,038,492             --           --            --           --           --             --              --
          --  2,148,997,728           --            --           --           --             --              --
          --             --  148,302,248            --           --           --             --              --
          --             --           --   524,360,926           --           --             --              --
          --             --           --            --  163,890,019           --             --              --
          --             --           --            --           --  121,961,430             --              --
          --             --           --            --           --           --    217,357,181              --
          --             --           --            --           --           --             --     137,491,102
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
 539,038,492  2,148,997,728  148,302,248   524,360,926  163,890,019  121,961,430    217,357,181     137,491,102
          --             --           --            --          287           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
 539,038,492  2,148,997,728  148,302,248   524,360,926  163,890,306  121,961,430    217,357,181     137,491,102
         287             --           --            --           --           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
$539,038,205 $2,148,997,728 $148,302,248  $524,360,926 $163,890,306 $121,961,430   $217,357,181    $137,491,102
============ ============== ============  ============ ============ ============   ============    ============
      28,889         80,966       14,131        46,925       18,480       11,877         22,099          10,131
    $8.11 to       $8.52 to     $8.48 to      $8.46 to     $8.26 to     $8.67 to       $8.64 to        $8.73 to
      $27.57         $29.70       $10.85        $11.36        $9.03       $10.44          $9.95          $13.73

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                           Metropolitan Fund
                                                        -------------------------------------------------------
                                                        T. Rowe Price Lehman Brothers    Morgan
                                                          Large Cap      Aggregate      Stanley      Russell
                                                           Growth       Bond Index     EAFE Index   2000 Index
                                                          Portfolio      Portfolio     Portfolio    Portfolio
                                                        ------------- --------------- ------------ ------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451).............. $         --   $         --   $         -- $         --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................           --             --             --           --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................           --             --             --           --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................           --             --             --           --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............           --             --             --           --
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............           --             --             --           --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............           --             --             --           --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................           --             --             --           --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............           --             --             --           --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................           --             --             --           --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................           --             --             --           --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................           --             --             --           --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................           --             --             --           --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................  103,789,751             --             --           --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................           --    295,466,638             --           --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................           --             --    104,947,903           --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................           --             --             --  110,231,824
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................           --             --             --           --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................           --             --             --           --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................           --             --             --           --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................           --             --             --           --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................           --             --             --           --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................           --             --             --           --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................           --             --             --           --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................           --             --             --           --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................           --             --             --           --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................           --             --             --           --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................           --             --             --           --
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................           --             --             --           --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................           --             --             --           --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................           --             --             --           --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................           --             --             --           --
                                                        ------------   ------------   ------------ ------------
Total investments......................................  103,789,751    295,466,638    104,947,903  110,231,824
Cash and Accounts Receivable...........................           --             --             --           --
                                                        ------------   ------------   ------------ ------------
Total assets...........................................  103,789,751    295,466,638    104,947,903  110,231,824
LIABILITIES:
Due to Metropolitan Life Insurance Company.............           --             --             --           --
                                                        ------------   ------------   ------------ ------------
NET ASSETS............................................. $103,789,751   $295,466,638   $104,947,903 $110,231,824
                                                        ============   ============   ============ ============
Outstanding Units (In Thousands).......................       11,767         23,589         14,678       11,624
Unit Value.............................................     $8.64 to      $10.59 to       $6.85 to     $8.16 to
                                                               $8.92         $12.69          $8.63        $9.61

                      See Notes to Financial Statements.

                                 Metropolitan Fund                                          Zenith Fund
------------------------------------------------------------------------------------ -------------------------
             State Street   MetLife                                   State Street   State Street State Street
Putnam Large   Research     Mid Cap      Janus    Franklin Templeton    Research       Research     Research
 Cap Growth     Aurora    Stock Index   Growth     Small Cap Growth  Large Cap Value Bond Income  Money Market
 Portfolio    Portfolio    Portfolio   Portfolio      Portfolio         Portfolio     Portfolio    Portfolio
------------ ------------ ------------ ---------- ------------------ --------------- ------------ ------------
$        --  $         -- $         -- $       --    $        --       $       --    $         --  $       --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
 22,871,019            --           --         --             --               --              --          --
         --   227,655,295           --         --             --               --              --          --
         --            --  107,024,585         --             --               --              --          --
         --            --           --  9,978,351             --               --              --          --
         --            --           --         --     11,664,106               --              --          --
         --            --           --         --             --        3,130,580              --          --
         --            --           --         --             --               --     474,778,079          --
         --            --           --         --             --               --              --   9,162,959
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
 22,871,019   227,655,295  107,024,585  9,978,351     11,664,106        3,130,580     474,778,079   9,162,959
         --            --           --         --             --               --              --       9,004
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
 22,871,019   227,655,295  107,024,585  9,978,351     11,664,106        3,130,580     474,778,079   9,171,963
          1            --           --         --             --               --              --          --
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
$22,871,018  $227,655,295 $107,024,585 $9,978,351    $11,664,106       $3,130,580    $474,778,079  $9,171,963
===========  ============ ============ ==========    ===========       ==========    ============  ==========
      6,587        20,893       12,280      1,877          1,861              396          18,889         459
   $3.38 to      $7.78 to     $8.43 to   $5.22 to       $6.18 to         $7.88 to       $10.46 to   $19.98 to
      $8.46        $10.98        $8.78      $5.34          $6.31            $7.95          $46.31      $21.75

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                    Zenith Fund
                                                        ------------------------------------
                                                           Davis                     MFS
                                                          Venture   Loomis Sayles Investors
                                                           Value      Small Cap     Trust
                                                         Portfolio    Portfolio   Portfolio
                                                        ----------- ------------- ----------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451).............. $        --  $        --  $       --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................          --           --          --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................          --           --          --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................          --           --          --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............          --           --          --
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............          --           --          --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............          --           --          --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................          --           --          --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............          --           --          --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................          --           --          --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................          --           --          --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................          --           --          --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................          --           --          --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................          --           --          --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................          --           --          --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................          --           --          --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................          --           --          --
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................          --           --          --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................          --           --          --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................          --           --          --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................          --           --          --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................          --           --          --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................          --           --          --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................          --           --          --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................          --           --          --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................  59,152,035           --          --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................          --   15,933,407          --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................          --           --   6,718,652
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................          --           --          --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................          --           --          --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................          --           --          --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................          --           --          --
                                                        -----------  -----------  ----------
Total investments......................................  59,152,035   15,933,407   6,718,652
Cash and Accounts Receivable...........................          --           --          --
                                                        -----------  -----------  ----------
Total assets...........................................  59,152,035   15,933,407   6,718,652
LIABILITIES:
Due to Metropolitan Life Insurance Company.............          --           --          --
                                                        -----------  -----------  ----------
NET ASSETS............................................. $59,152,035  $15,933,407  $6,718,652
                                                        ===========  ===========  ==========
Outstanding Units (In Thousands).......................       2,653          904       1,023
Unit Value.............................................    $8.83 to     $8.12 to    $6.33 to
                                                             $22.86       $18.27       $6.65

                      See Notes to Financial Statements.

                                  Zenith Fund
          -----------------------------------------------------------
             MFS                    Salomon Brothers
          Research   Harris Oakmark  Strategic Bond  Salomon Brothers
          Managers   Focused Value   Opportunities   U.S. Government
          Portfolio    Portfolio       Portfolio        Portfolio
          ---------- -------------- ---------------- ----------------
          $       --  $         --    $        --      $        --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
           2,451,502            --             --               --
                  --   145,221,494             --               --
                  --            --     29,511,785               --
                  --            --             --       90,530,462
          ----------  ------------    -----------      -----------
           2,451,502   145,221,494     29,511,785       90,530,462
                  --            --             --               --
          ----------  ------------    -----------      -----------
           2,451,502   145,221,494     29,511,785       90,530,462

                  --            --             --               --
          ----------  ------------    -----------      -----------
          $2,451,502  $145,221,494    $29,511,785      $90,530,462
          ==========  ============    ===========      ===========
                 374         6,025          1,691            5,668
            $6.11 to     $21.83 to      $16.05 to        $14.69 to
               $6.69        $24.83         $17.99           $16.46

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                       Zenith Fund
                                                           -----------------------------------

                                                               FI          FI          MFS
                                                           Structured    Mid Cap      Total
                                                             Equity   Opportunities  Return
                                                           Portfolio    Portfolio   Portfolio
                                                           ---------- ------------- ----------
ASSETS:
Investments at Value:
Zenith Fund (Continued)
FI Structured Equity Portfolio
  (8,596 Shares; cost $1,071,535)......................... $1,071,595  $       --   $       --
FI Mid Cap Opportunities Portfolio
  (326,360 Shares; cost $2,639,346).......................         --   2,672,891           --
MFS Total Return Portfolio
  (1 Share; cost $68).....................................         --          --           68
Fidelity Fund
Fidelity VIP Money Market Portfolio
  (11,063,486 Shares; cost $11,063,485)...................         --          --           --
Fidelity VIP Equity-Income Portfolio
  (5,894,720 Shares; cost $132,605,146)...................         --          --           --
Fidelity VIP Growth Portfolio
  (5,416,910 Shares; cost $210,816,895)...................         --          --           --
Fidelity VIP Overseas Portfolio
  (1,767,929 Shares; cost $24,476,920)....................         --          --           --
Fidelity VIP Investment Grade Bond Portfolio
  (1,621,136 Shares; cost $20,507,290)....................         --          --           --
Fidelity VIP Asset Manager Portfolio
  (3,581,594 Shares; cost $56,747,034)....................         --          --           --
Calvert Fund
Calvert Social Balanced Portfolio
  (29,722,390 Shares; cost $57,244,150)...................         --          --           --
Calvert Social Mid Cap Growth Portfolio
  (489,235 Shares; cost $13,855,915)......................         --          --           --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio
  (5,597,774 Shares; cost $58,300,289)....................         --          --           --
MFS Research International Portfolio
  (1,113,585 Shares; cost $9,008,471).....................         --          --           --
MFS Mid Cap Growth Portfolio
  (2,929,179 Shares; cost $19,385,554)....................         --          --           --
PIMCO Total Return Portfolio
  (12,161,032 Shares; cost $131,060,849)..................         --          --           --
PIMCO Innovation Portfolio
  (3,789,729 Shares; cost $13,919,424)....................         --          --           --
Met/AIM Mid Cap Core Equity Portfolio
  (448,907 Shares; cost $4,474,136).......................         --          --           --
Met/AIM Small Cap Growth Portfolio
  (204,811 Shares; cost $1,809,552).......................         --          --           --
State Street Research Concentrated International Portfolio
  (89,565 Shares; cost $796,730)..........................         --          --           --
Oppenheimer Capital Appreciation Portfolio
  (488 Shares; cost $3,274)...............................         --          --           --
American Fund
American Funds Growth Portfolio
  (3,144,360 Shares; cost $122,885,993)...................         --          --           --
American Funds Growth-Income Portfolio
  (4,063,713 Shares; cost $119,334,746)...................         --          --           --
American Funds Global Small Cap Portfolio
  (2,039,826 Shares; cost $22,546,666)....................         --          --           --
                                                           ----------  ----------   ----------
Total investments.........................................  1,071,595   2,672,891           68
Cash and Accounts Receivable..............................         --          --           --
                                                           ----------  ----------   ----------
Total assets..............................................  1,071,595   2,672,891           68
LIABILITIES:
Due to Metropolitan Life Insurance Company................         --          --           --
                                                           ----------  ----------   ----------
NET ASSETS................................................ $1,071,595  $2,672,891         $ 68
                                                           ==========  ==========   ==========
Outstanding Units (In Thousands)..........................         56         328         .002
Unit Value................................................  $17.32 to    $8.07 to    $32.23 to
                                                               $19.59       $8.14       $33.00

                      See Notes to Financial Statements.

                                Fidelity Fund                                      Calvert Fund
----------------------------------------------------------------------------- ----------------------
                                                                                           Calvert
Fidelity VIP Fidelity VIP                           Fidelity VIP Fidelity VIP   Calvert    Social
   Money       Equity-    Fidelity VIP Fidelity VIP  Investment     Asset       Social     Mid Cap
   Market       Income       Growth      Overseas    Grade Bond    Manager     Balanced    Growth
 Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio  Portfolio
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------
$        --  $         -- $         -- $        --  $        --  $        --  $        -- $       --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
 11,063,485            --           --          --           --           --           --         --
         --   107,048,117           --          --           --           --           --         --
         --            --  126,972,358          --           --           --           --         --
         --            --           --  19,411,860           --           --           --         --
         --            --           --          --   22,209,564           --           --         --
         --            --           --          --           --   45,665,325           --         --
         --            --           --          --           --           --   44,583,585         --
         --            --           --          --           --           --           --  8,957,889
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
 11,063,485   107,048,117  126,972,358  19,411,860   22,209,564   45,665,325   44,583,585  8,957,889
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
 11,063,485   107,048,117  126,972,358  19,411,860   22,209,564   45,665,325   44,583,585  8,957,889
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
$11,063,485  $107,048,117 $126,972,358 $19,411,860  $22,209,564  $45,665,325  $44,583,585 $8,957,889
===========  ============ ============ ===========  ===========  ===========  =========== ==========
        746         3,628        4,626       1,400        1,040        2,125        2,114        468
     $15.17        $29.50       $27.45      $13.85       $21.36       $21.47    $20.02 to     $19.16
                                                                                   $21.51

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                    Met Investors Fund
                                                           -------------------------------------

                                                           Lord Abbett      MFS          MFS
                                                              Bond       Research      Mid Cap
                                                            Debenture  International   Growth
                                                            Portfolio    Portfolio    Portfolio
                                                           ----------- ------------- -----------
ASSETS:
Investments at Value:
Zenith Fund (Continued)
FI Structured Equity Portfolio
  (8,596 Shares; cost $1,071,535)......................... $        --  $       --   $        --
FI Mid Cap Opportunities Portfolio
  (326,360 Shares; cost $2,639,346).......................          --          --            --
MFS Total Return Portfolio
  (1 Shares; cost $68)....................................          --          --            --
Fidelity Fund
Fidelity VIP Money Market Portfolio
  (11,063,486 Shares; cost $11,063,485)...................          --          --            --
Fidelity VIP Equity-Income Portfolio
  (5,894,720 Shares; cost $132,605,146)...................          --          --            --
Fidelity VIP Growth Portfolio
  (5,416,910 Shares; cost $210,816,895)...................          --          --            --
Fidelity VIP Overseas Portfolio
  (1,767,929 Shares; cost $24,476,920)....................          --          --            --
Fidelity VIP Investment Grade Bond Portfolio
  (1,621,136 Shares; cost $20,507,290)....................          --          --            --
Fidelity VIP Asset Manager Portfolio
  (3,581,594 Shares; cost $56,747,034)....................          --          --            --
Calvert Fund
Calvert Social Balanced Portfolio
  (29,722,390 Shares; cost $57,244,150)...................          --          --            --
Calvert Social Mid Cap Growth Portfolio
  (489,235 Shares; cost $13,855,915)......................          --          --            --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio
  (5,597,774 Shares; cost $58,300,289)....................  57,316,343          --            --
MFS Research International Portfolio
  (1,113,585 Shares; cost $9,008,471).....................          --   8,338,351            --
MFS Mid Cap Growth Portfolio
  (2,929,179 Shares; cost $19,385,554)....................          --          --    13,645,467
PIMCO Total Return Portfolio
  (12,161,032 Shares; cost $131,060,849)..................          --          --            --
PIMCO Innovation Portfolio
  (3,789,729 Shares; cost $13,919,424)....................          --          --            --
Met/AIM Mid Cap Core Equity Portfolio
  (448,907 Shares; cost $4,474,136).......................          --          --            --
Met/AIM Small Cap Growth Portfolio
  (204,811 Shares; cost $1,809,552).......................          --          --            --
State Street Research Concentrated International Portfolio
  (89,565 Shares; cost $796,730)..........................          --          --            --
Oppenheimer Capital Appreciation Portfolio
  (488 Shares; cost $3,274)...............................          --          --            --
American Fund
American Funds Growth Portfolio
  (3,144,360 Shares; cost $122,885,993)...................          --          --            --
American Funds Growth-Income Portfolio
  (4,063,713 Shares; cost $119,334,746)...................          --          --            --
American Funds Global Small Cap Portfolio
  (2,039,826 Shares; cost $22,546,666)....................          --          --            --
                                                           -----------  ----------   -----------
Total investments.........................................  57,316,343   8,338,351    13,645,467
Cash and Accounts Receivable..............................          --          --            --
                                                           -----------  ----------   -----------
Total assets..............................................  57,316,343   8,338,351    13,645,467
LIABILITIES:
Due to Metropolitan Life Insurance Company................          --          --            --
                                                           -----------  ----------   -----------
NET ASSETS................................................ $57,316,343  $8,338,351   $13,645,467
                                                           ===========  ==========   ===========
Outstanding Units (In Thousands)..........................       5,370       1,105         2,939
Unit Value................................................    $9.96 to    $7.63 to      $4.66 to
                                                                $13.79       $7.67         $4.68

                      See Notes to Financial Statements.

                            Met Investors Fund                                         American Fund
-------------------------------------------------------------------------- -------------------------------------
                                                State Street                             American     American
   PIMCO                   Met/AIM    Met/AIM     Research    Oppenheimer   American       Funds        Funds
   Total       PIMCO       Mid Cap   Small Cap  Concentrated    Capital       Funds       Growth-      Global
  Return     Innovation  Core Equity  Growth    International Appreciation   Growth       Income      Small Cap
 Portfolio   Portfolio    Portfolio  Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
------------ ----------- ----------- ---------- ------------- ------------ ------------ ------------ -----------
$         -- $        -- $       --  $       --   $      --    $      --   $         -- $         -- $        --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
 137,802,804          --         --          --          --           --             --           --          --
          --  11,592,650         --          --          --           --             --           --          --
          --          --  4,412,747          --          --           --             --           --          --
          --          --         --   1,769,568          --           --             --           --          --
          --          --         --          --     794,444           --             --           --          --
          --          --         --          --          --        3,150             --           --          --
          --          --         --          --          --           --    104,487,140           --          --
          --          --         --          --          --           --             --  103,900,891          --
          --          --         --          --          --           --             --           --  18,827,591
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
 137,802,804  11,592,650  4,412,747   1,769,568     794,444        3,150    104,487,140  103,900,891  18,827,591
          --          --         --          --          --           --             --           --          --
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
 137,802,804  11,592,650  4,412,747   1,769,568     794,444        3,150    104,487,140  103,900,891  18,827,591
          --           1         --          --          --           --             --           --          --
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
$137,802,804 $11,592,649 $4,412,747  $1,769,568   $ 794,444       $3,150   $104,487,140 $103,900,891 $18,827,591
============ =========== ==========  ==========   =========    =========   ============ ============ ===========
      12,100       3,262        454         208          90         .499          1,194        1,478       1,733
   $11.11 to    $2.93 to   $9.58 to    $8.41 to    $8.86 to     $6.30 to      $71.44 to    $57.44 to   $10.35 to
      $11.47       $3.65      $9.74       $8.54       $8.89        $6.31         $93.21       $74.94      $11.05

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                    Metropolitan Fund
                                                                    -------------------------------------------------
                                                                     State Street
                                                                       Research
                                                                      Investment
                                                                        Trust       Variable B   Variable C Variable D
                                                                      Portfolio     Portfolio    Portfolio  Portfolio
                                                                    -------------  ------------  ---------- ----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends........................................................ $   8,886,606  $    266,310  $   9,216   $   151
  Expenses.........................................................    18,909,283       441,705         --        --
                                                                    -------------  ------------  ---------   -------
Net investment (loss) income.......................................   (10,022,677)     (175,395)     9,216       151
                                                                    -------------  ------------  ---------   -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.............   (66,085,417)      643,331     43,399        --
Change in net unrealized (depreciation) appreciation of investments
 for the period....................................................  (428,155,040)  (15,556,854)  (562,444)   (8,572)
                                                                    -------------  ------------  ---------   -------
Net realized and unrealized (losses) gains on investments..........  (494,240,457)  (14,913,523)  (519,045)   (8,572)
                                                                    -------------  ------------  ---------   -------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS................................................... $(504,263,134) $(15,088,918) $(509,829)  $(8,421)
                                                                    =============  ============  =========   =======

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                                  Metropolitan Fund
--------------------------------------------------------------------------------------------------------------------
                State Street
 State Street     Research                      Putnam                       T. Rowe
   Research      Aggressive      MetLife     International     Janus       Price Small     Scudder    Harris Oakmark
 Diversified       Growth      Stock Index       Stock        Mid Cap      Cap Growth   Global Equity Large Cap Value
  Portfolio      Portfolio      Portfolio      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio
-------------  -------------  -------------  ------------- -------------  ------------  ------------- ---------------
$  40,427,315  $          --  $  44,415,384  $  1,522,109  $          --  $         --  $  2,454,476   $  7,186,463
   20,578,131      8,264,707     31,201,033     2,096,472      7,931,142     2,426,851     1,709,646      2,789,769
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
   19,849,184     (8,264,707)    13,214,351      (574,363)    (7,931,142)   (2,426,851)      744,830      4,396,694
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
  (33,325,338)   (98,158,424)   (47,830,847)    1,229,560   (299,802,071)  (30,658,257)   (6,095,281)     2,731,729
 (269,960,376)  (142,132,655)  (661,053,913)  (33,522,332)    53,519,510   (34,221,994)  (21,053,921)   (49,157,322)
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
 (303,285,714)  (240,291,079)  (708,884,760)  (32,292,772)  (246,282,561)  (64,880,251)  (27,149,202)   (46,425,593)
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
$(283,436,530) $(248,555,786) $(695,670,409) $(32,867,135) $(254,213,703) $(67,307,102) $(26,404,372)  $(42,028,899)
=============  =============  =============  ============  =============  ============  ============   ============

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                                 Metropolitan Fund
                                                                                   ---------------------------------------------

                                                                                      Neuberger    T. Rowe Price Lehman Brothers
                                                                                   Berman Partners   Large Cap      Aggregate
                                                                                    Mid Cap Value     Growth       Bond Index
                                                                                      Portfolio      Portfolio      Portfolio
                                                                                   --------------- ------------- ---------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................  $    457,657   $    347,977    $ 7,277,719
  Expenses........................................................................     1,793,482      1,511,473      3,052,946
                                                                                    ------------   ------------    -----------
Net investment (loss) income......................................................    (1,335,825)    (1,163,496)     4,224,773
                                                                                    ------------   ------------    -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................      (588,042)    (8,230,356)     3,229,161
Change in net unrealized (depreciation) appreciation of investments for the period   (16,047,845)   (26,390,985)    14,151,148
                                                                                    ------------   ------------    -----------
Net realized and unrealized (losses) gains on investments.........................   (16,635,887)   (34,621,341)    17,380,309
                                                                                    ------------   ------------    -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $(17,971,712)  $(35,784,837)   $21,605,082
                                                                                    ============   ============    ===========

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                              Metropolitan Fund
-------------------------------------------------------------------------------------------------------------
                                                                                   Franklin
   Morgan                                State Street     MetLife                  Templeton    State Street
  Stanley       Russell     Putnam Large   Research       Mid Cap       Janus      Small Cap      Research
 EAFE Index    2000 Index    Cap Growth     Aurora      Stock Index    Growth       Growth     Large Cap Value
 Portfolio     Portfolio     Portfolio    Portfolio      Portfolio    Portfolio    Portfolio    Portfolio (a)
------------  ------------  ------------ ------------  ------------  -----------  -----------  ---------------
    $515,464  $    759,389  $        --  $  1,307,452  $    372,591  $        --  $        --     $  13,529
   1,245,795     1,445,740      306,771     3,085,935     1,231,387      116,512      126,140        11,199
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
    (730,331)     (686,351)    (306,771)   (1,778,483)     (858,796)    (116,512)    (126,140)        2,330
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
 (12,197,536)   (6,920,534)  (9,568,780)      140,071    (2,570,115)  (1,882,958)  (2,259,828)     (266,085)
  (6,039,133)  (21,331,382)     710,397   (71,663,432)  (15,835,386)  (1,738,189)    (802,862)      (53,743)
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
 (18,236,669)  (28,251,916)  (8,858,383)  (71,523,361)  (18,405,501)  (3,621,147)  (3,062,690)     (319,828)
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
$(18,967,000) $(28,938,267) $(9,165,154) $(73,301,844) $(19,264,297) $(3,737,659) $(3,188,830)    $(317,498)
============  ============  ===========  ============  ============  ===========  ===========     =========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                                 Zenith Fund
                                                                                   --------------------------------------
                                                                                   State Street State Street     Davis
                                                                                     Research     Research      Venture
                                                                                   Bond Income  Money Market     Value
                                                                                    Portfolio    Portfolio     Portfolio
                                                                                   ------------ ------------ ------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends....................................................................... $26,622,068   $ 146,577   $    519,556
  Expenses........................................................................   5,759,318     159,028        726,203
                                                                                   -----------   ---------   ------------
Net investment (loss) income......................................................  20,862,750     (12,451)      (206,647)
                                                                                   -----------   ---------   ------------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................  (9,378,074)   (413,699)    (3,014,672)
Change in net unrealized (depreciation) appreciation of investments for the period  19,780,963     417,973     (8,476,246)
                                                                                   -----------   ---------   ------------
Net realized and unrealized (losses) gains on investments.........................  10,402,889       4,274    (11,490,918)
                                                                                   -----------   ---------   ------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $31,265,639   $  (8,177)  $(11,697,565)
                                                                                   ===========   =========   ============

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                            Zenith Fund
---------------------------------------------------------------------------------------------------
                  MFS         MFS                    Salomon Brothers                       FI
Loomis Sayles  Investors   Research   Harris Oakmark  Strategic Bond  Salomon Brothers  Structured
  Small Cap      Trust     Managers   Focused Value   Opportunities   U.S. Government     Equity
  Portfolio    Portfolio   Portfolio    Portfolio       Portfolio        Portfolio     Portfolio (a)
------------- -----------  ---------  -------------- ---------------- ---------------- -------------
 $    17,754  $    22,398  $   3,152   $    252,961     $1,165,166       $1,838,360      $    931
     200,804       68,814     26,314      1,584,662        224,941          576,680         3,335
 -----------  -----------  ---------   ------------     ----------       ----------      --------
    (183,050)     (46,416)   (23,162)    (1,331,701)       940,225        1,261,680        (2,404)
 -----------  -----------  ---------   ------------     ----------       ----------      --------
  (2,317,368)    (359,047)  (222,160)    (1,820,374)        59,911          163,311       (17,138)
  (1,785,701)    (951,022)  (413,525)   (14,656,939)       712,043        1,598,086            61
 -----------  -----------  ---------   ------------     ----------       ----------      --------
  (4,103,069)  (1,310,069)  (635,685)   (16,477,313)       771,954        1,761,397       (17,077)
 -----------  -----------  ---------   ------------     ----------       ----------      --------
 $(4,286,119) $(1,356,485) $(658,847)  $(17,809,014)    $1,712,179       $3,023,077      $(19,481)
 ===========  ===========  =========   ============     ==========       ==========      ========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                           Zenith Fund
                                                                                   ---------------------------
                                                                                        FI
                                                                                      Mid Cap         MFS
                                                                                   Opportunities Total Return
                                                                                   Portfolio (a) Portfolio (b)
                                                                                   ------------- -------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................   $      --        $--
  Expenses........................................................................      10,413         --
                                                                                     ---------        ---
Net investment (loss) income......................................................     (10,413)        --
                                                                                     ---------        ---
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................    (113,293)        --
Change in net unrealized (depreciation) appreciation of investments for the period      33,545         --
                                                                                     ---------        ---
Net realized and unrealized (losses) gains on investments.........................     (79,748)        --
                                                                                     ---------        ---
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................   $ (90,161)       $--
                                                                                     =========        ===

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                 Fidelity Fund                                          Calvert Fund
-------------------------------------------------------------------------------  --------------------------
                                                      Fidelity VIP                 Calvert       Calvert
Fidelity VIP Fidelity VIP  Fidelity VIP  Fidelity VIP  Investment  Fidelity VIP    Social     Social Mid Cap
Money Market Equity-Income    Growth       Overseas    Grade Bond  Asset Manager  Balanced        Growth
 Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
------------ ------------- ------------  ------------ ------------ ------------- -----------  --------------
  $202,096   $  4,981,916  $    396,348  $   178,464   $  629,814   $ 1,912,499  $ 1,296,489   $        --
   124,286      1,148,423     1,459,828      213,873      181,691       450,755      562,336        97,250
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
    77,810      3,833,493    (1,063,480)     (35,409)     448,123     1,461,744      734,153       (97,250)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
        --        763,466      (118,628)     247,005      298,157      (875,165)    (357,440)     (994,226)
        --    (28,590,772)  (57,511,100)  (5,101,215)     959,591    (5,683,887)  (7,333,126)   (2,556,138)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
        --    (27,827,306)  (57,629,728)  (4,854,210)   1,257,748    (6,559,052)  (7,690,566)   (3,550,364)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
  $ 77,810   $(23,993,813) $(58,693,208) $(4,889,619)  $1,705,871   $(5,097,308) $(6,956,413)  $(3,647,614)
  ========   ============  ============  ===========   ==========   ===========  ===========   ===========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                              Met Investors Fund
                                                                                   ---------------------------------------

                                                                                    Lord Abbett       MFS          MFS
                                                                                       Bond        Research      Mid Cap
                                                                                     Debenture   International   Growth
                                                                                     Portfolio     Portfolio    Portfolio
                                                                                   ------------  ------------- -----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends....................................................................... $  6,690,618    $  13,949   $    80,711
  Expenses........................................................................      719,242       74,052       165,987
                                                                                   ------------    ---------   -----------
Net investment (loss) income......................................................    5,971,376      (60,103)      (85,276)
                                                                                   ------------    ---------   -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................  (14,253,624)      22,886    (2,005,974)
Change in net unrealized (depreciation) appreciation of investments for the period    8,175,221     (735,047)   (6,237,774)
                                                                                   ------------    ---------   -----------
Net realized and unrealized (losses) gains on investments.........................   (6,078,403)    (712,161)   (8,243,748)
                                                                                   ------------    ---------   -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $   (107,027)   $(772,264)  $(8,329,024)
                                                                                   ============    =========   ===========

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                Met Investors Fund                                                American Fund
---------------------------------------------------------------------------------  -------------------------------------------
                              Met/AIM                  State Street
                              Mid Cap       Met/AIM      Research     Oppenheimer                                American Funds
   PIMCO        PIMCO          Core        Small Cap   Concentrated     Capital    American Funds American Funds     Global
Total Return  Innovation      Equity        Growth     International Appreciation      Growth     Growth-Income    Small Cap
 Portfolio    Portfolio    Portfolio (a) Portfolio (a) Portfolio (a) Portfolio (b)   Portfolio      Portfolio      Portfolio
------------ ------------  ------------- ------------- ------------- ------------- -------------- -------------- --------------
 $       --  $         --    $   4,673     $      --     $    977        $  --      $     34,029   $  1,048,373   $   120,912
    923,205       168,001       20,462         6,804        2,922            1           976,556        923,963       188,863
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
   (923,205)     (168,001)     (15,789)       (6,804)      (1,945)          (1)         (942,527)       124,410       (67,951)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
    451,129    (8,862,942)    (214,427)     (142,271)     (35,493)          --        (3,452,758)    (1,338,173)      198,118
  7,040,652    (2,079,595)     (61,389)      (39,983)      (2,285)        (125)      (18,976,831)   (16,039,489)   (4,288,626)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
  7,491,781   (10,942,537)    (275,816)     (182,254)     (37,778)        (125)      (22,429,589)   (17,377,662)   (4,090,508)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
 $6,568,576  $(11,110,538)   $(291,605)    $(189,058)    $(39,723)       $(126)     $(23,372,116)  $(17,253,252)  $(4,158,459)
 ==========  ============    =========     =========     ========        =====      ============   ============   ===========

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001

                                                              Metropolitan Fund
                                         ----------------------------------------------------------
                                              State Street Research
                                           Investment Trust Portfolio       Variable B Portfolio
                                         ------------------------------  --------------------------
                                          For the Year    For the Year   For the Year  For the Year
                                             Ended           Ended          Ended         Ended
                                          December 31,    December 31,   December 31,  December 31,
                                              2002            2001           2002          2001
                                         --------------  --------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $  (10,022,677) $  285,760,419  $   (175,395) $  8,822,319
 Net realized (losses) gains from
   security transactions................    (66,085,417)     40,502,292       643,331     3,201,027
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................   (428,155,040)   (798,280,444)  (15,556,854)  (25,735,304)
                                         --------------  --------------  ------------  ------------
 Net (decrease) increase in net assets
   resulting from operations............   (504,263,134)   (472,017,733)  (15,088,918)  (13,711,958)
                                         --------------  --------------  ------------  ------------
From capital transactions:
 Net premiums...........................     88,528,653     125,138,106        99,808       173,878
 Redemptions............................   (139,818,896)   (169,777,816)   (6,196,537)   (8,362,207)
                                         --------------  --------------  ------------  ------------
 Total net (redemptions) premiums.......    (51,290,243)    (44,639,710)   (6,096,729)   (8,188,329)
 Net portfolio transfers................   (194,554,453)   (198,531,959)         (439)        4,213
 Net other transfers....................       (383,956)     (1,044,291)       22,354       100,737
                                         --------------  --------------  ------------  ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (246,228,652)   (244,215,960)   (6,074,814)   (8,083,379)
                                         --------------  --------------  ------------  ------------
NET CHANGE IN NET ASSETS................   (750,491,786)   (716,233,693)  (21,163,732)  (21,795,337)
NET ASSETS--BEGINNING OF PERIOD.........  1,946,685,297   2,662,918,990    58,101,087    79,896,424
                                         --------------  --------------  ------------  ------------
NET ASSETS--END OF PERIOD............... $1,196,193,511  $1,946,685,297  $ 36,937,355  $ 58,101,087
                                         ==============  ==============  ============  ============

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
------------------------------------------------------------------------------------------------------------------
                                                         State Street Research           State Street Research
  Variable C Portfolio      Variable D Portfolio         Diversified Portfolio        Aggressive Growth Portfolio
------------------------  ------------------------  ------------------------------  ------------------------------
For the Year For the Year For the Year For the Year  For the Year    For the Year    For the Year    For the Year
   Ended        Ended        Ended        Ended         Ended           Ended           Ended           Ended
December 31, December 31, December 31, December 31,  December 31,    December 31,    December 31,    December 31,
    2002         2001         2002         2001          2002            2001            2002            2001
------------ ------------ ------------ ------------ --------------  --------------  -------------  ---------------
$     9,216   $  347,534    $   151      $  4,822   $   19,849,184  $  187,498,293  $  (8,264,707)  $  252,872,239
     43,399       72,823         --            --      (33,325,338)     16,964,189    (98,158,424)     (32,188,412)
   (562,444)    (916,481)    (8,572)      (11,427)    (269,960,376)   (384,212,752)  (142,132,655)    (523,056,616)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (509,829)    (496,124)    (8,421)       (6,605)    (283,436,530)   (179,750,270)  (248,555,786)    (302,372,789)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
         --           --         --            --       83,863,952     130,574,458     42,354,253       56,134,392
   (590,385)    (199,719)        --            --     (172,872,031)   (190,560,127)   (59,440,246)     (67,813,404)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (590,385)    (199,719)        --            --      (89,008,079)    (59,985,669)   (17,085,993)     (11,679,012)
         --           --         --            --     (206,076,228)   (157,798,327)   (62,626,898)     (69,075,745)
      2,705         (403)        --            --       (2,371,382)       (246,252)        32,635          (67,364)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (587,680)    (200,122)        --            --     (297,455,689)   (218,030,248)   (79,680,256)     (80,822,121)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
 (1,097,509)    (696,246)    (8,421)       (6,605)    (580,892,219)   (397,780,518)  (328,236,042)    (383,194,910)
  2,268,130    2,964,376     32,234        38,839    1,956,613,869   2,354,394,387    867,274,247    1,250,469,157
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
$ 1,170,621   $2,268,130    $23,813      $ 32,234   $1,375,721,650  $1,956,613,869  $ 539,038,205  $   867,274,247
===========   ==========    =======      ========   ==============  ==============  =============  ===============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001

                                                              Metropolitan Fund
                                         ------------------------------------------------------------

                                                     MetLife                       Putnam
                                              Stock Index Portfolio      International Stock Portfolio
                                         ------------------------------  ----------------------------
                                            For the         For the        For the        For the
                                           Year Ended      Year Ended     Year Ended     Year Ended
                                          December 31,    December 31,   December 31,   December 31,
                                              2002            2001           2002           2001
                                         --------------  --------------  ------------   ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   13,214,351  $      726,504  $   (574,363)  $  5,374,536
 Net realized (losses) gains from
   security transactions................    (47,830,847)    218,623,281     1,229,560    (58,642,621)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................   (661,053,913)   (695,352,680)  (33,522,332)     4,283,802
                                         --------------  --------------  ------------   ------------
 Net (decrease) increase in net assets
   resulting from operations............   (695,670,409)   (476,002,895)  (32,867,135)   (48,984,283)
                                         --------------  --------------  ------------   ------------
From capital transactions:
 Net premiums...........................    205,870,674     247,478,793    17,914,868     21,428,581
 Redemptions............................   (238,537,193)   (245,802,849)  (14,202,903)   (14,914,493)
                                         --------------  --------------  ------------   ------------
 Total net (redemptions) premiums.......    (32,666,519)      1,675,944     3,711,965      6,514,088
 Net portfolio transfers................   (121,464,210)   (132,036,347)  (13,312,317)   (15,462,226)
 Net other transfers....................       (841,450)       (235,289)      204,245         39,484
                                         --------------  --------------  ------------   ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (154,972,179)   (130,595,692)   (9,396,107)    (8,908,654)
                                         --------------  --------------  ------------   ------------
NET CHANGE IN NET ASSETS................   (850,642,588)   (606,598,587)  (42,263,242)   (57,892,937)
NET ASSETS--BEGINNING OF PERIOD.........  2,999,640,316   3,606,238,903   190,565,490    248,458,427
                                         --------------  --------------  ------------   ------------
NET ASSETS--END OF PERIOD............... $2,148,997,728  $2,999,640,316  $148,302,248   $190,565,490
                                         ==============  ==============  ============   ============

                      See Notes to Financial Statements.

                                                Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------
                                      T. Rowe Price
        Janus Mid Cap               Small Cap Growth             Scudder Global           Harris Oakmark Large
          Portfolio                     Portfolio               Equity Portfolio           Cap Value Portfolio
-----------------------------  --------------------------  --------------------------  --------------------------
   For the        For the        For the       For the       For the       For the       For the       For the
  Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
 December 31,   December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     2002           2001           2002          2001          2002          2001          2002          2001
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$  (7,931,142) $  (13,354,117) $ (2,426,851) $ 18,345,297  $    744,830  $ 17,805,115  $  4,396,694  $ (1,389,508)
 (299,802,071)    (67,658,830)  (30,658,257)  (63,940,947)   (6,095,281)     (344,522)    2,731,729      (336,559)
   53,519,510    (501,903,569)  (34,221,994)   16,602,625   (21,053,921)  (50,075,476)  (49,157,322)   16,427,340
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (254,213,703)   (582,916,516)  (67,307,102)  (28,993,025)  (26,404,372)  (32,614,883)  (42,028,899)   14,701,273
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   78,317,495     134,829,501    23,773,940    28,226,005    18,661,812    24,278,930    55,698,963    43,289,710
  (55,664,011)    (71,519,010)  (17,416,451)  (15,841,130)  (12,212,003)  (10,733,613)  (18,302,421)   (9,475,831)
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   22,653,484      63,310,491     6,357,489    12,384,875     6,449,809    13,545,317    37,396,542    33,813,879
 (126,395,606)   (180,614,322)  (18,785,506)  (24,810,765)  (15,561,211)   (9,195,948)   24,610,591    97,996,381
     (340,988)        377,348       (22,983)      (53,080)      (51,225)      (31,909)      (12,518)       (2,270)
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (104,083,110)   (116,926,483)  (12,451,000)  (12,478,970)   (9,162,627)    4,317,460    61,994,615   131,807,990
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (358,296,813)   (699,842,999)  (79,758,102)  (41,471,995)  (35,566,999)  (28,297,423)   19,965,716   146,509,263
  882,657,739   1,582,500,738   243,648,408   285,120,403   157,528,429   185,825,852   197,391,465    50,882,202
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 524,360,926  $  882,657,739  $163,890,306  $243,648,408  $121,961,430  $157,528,429  $217,357,181  $197,391,465
=============  ==============  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                      Metropolitan Fund
                                                   ------------------------------------------------------
                                                    Neuberger Berman Partners      T. Rowe Price Large
                                                     Mid Cap Value Portfolio      Cap Growth Portfolio
                                                   --------------------------  --------------------------
                                                     For the       For the       For the       For the
                                                    Year Ended    Year Ended    Year Ended    Year Ended
                                                   December 31,  December 31,  December 31,  December 31,
                                                       2002          2001          2002          2001
                                                   ------------  ------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income..................... $ (1,335,825) $  1,195,041  $ (1,163,496) $ (1,748,863)
 Net realized (losses) gains from security
   transactions...................................     (588,042)    3,807,073    (8,230,356)     (682,160)
 Change in net unrealized (depreciation)
   appreciation of investments....................  (16,047,845)  (10,467,310)  (26,390,985)  (17,787,487)
                                                   ------------  ------------  ------------  ------------
 Net (decrease) increase in net assets resulting
   from operations................................  (17,971,712)   (5,465,196)  (35,784,837)  (20,218,510)
                                                   ------------  ------------  ------------  ------------
From capital transactions:
 Net premiums.....................................   24,528,755    30,474,103    16,607,597    28,687,964
 Redemptions......................................  (11,844,163)  (10,432,016)  (10,459,277)   (9,751,130)
                                                   ------------  ------------  ------------  ------------
 Total net (redemptions) premiums.................   12,684,592    20,042,087     6,148,320    18,936,834
 Net portfolio transfers..........................   (1,512,656)    5,817,583   (14,168,225)  (20,582,506)
 Net other transfers..............................       11,488        (5,285)      (47,292)      (34,941)
                                                   ------------  ------------  ------------  ------------
 Net (decrease) increase in net assets resulting
   from capital transactions......................   11,183,424    25,854,385    (8,067,197)   (1,680,613)
                                                   ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..........................   (6,788,288)   20,389,189   (43,852,034)  (21,899,123)
NET ASSETS--BEGINNING OF PERIOD...................  144,279,390   123,890,201   147,641,785   169,540,908
                                                   ------------  ------------  ------------  ------------
NET ASSETS--END OF PERIOD......................... $137,491,102  $144,279,390  $103,789,751  $147,641,785
                                                   ============  ============  ============  ============

                      See Notes to Financial Statements.

                                              Metropolitan Fund
------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate      Morgan Stanley EAFE            Russell 2000               Putnam Large
   Bond Index Portfolio           Index Portfolio             Index Portfolio         Cap Growth Portfolio
--------------------------  --------------------------  --------------------------  ------------------------
  For the       For the       For the       For the       For the       For the       For the      For the
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2002          2001          2002          2001          2002          2001          2002         2001
------------  ------------  ------------  ------------  ------------  ------------  ------------ ------------
$  4,224,773  $    489,786  $   (730,331) $   (817,472) $   (686,351) $ (1,099,774) $  (306,771) $  (290,076)
   3,229,161       988,979   (12,197,536)  (19,467,764)   (6,920,534)   (1,019,377)  (9,568,780)  (3,198,474)
  14,151,148     8,296,558    (6,039,133)   (2,918,733)  (21,331,382)    2,115,434      710,397   (4,848,712)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  21,605,082     9,775,323   (18,967,000)  (23,203,969)  (28,938,267)       (3,717)  (9,165,154)  (8,337,262)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  71,552,667    59,258,535    31,484,149    28,355,503    25,188,548    22,795,243    6,666,399   11,725,933
 (21,649,754)  (13,628,069)   (8,786,993)   (6,204,831)  (10,278,268)   (7,832,759)  (1,774,289)  (1,094,842)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  49,902,913    45,630,466    22,697,156    22,150,672    14,910,280    14,962,484    4,892,110   10,631,091
  14,654,153    29,693,207     1,498,716     6,905,872     2,093,085    (8,465,618)    (827,035)   6,858,021
     (54,738)      (39,733)      (11,531)      (11,272)        5,035       (14,940)       5,270        9,368
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  64,502,328    75,283,940    24,184,341    29,045,272    17,008,400     6,481,926    4,070,345   17,498,480
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  86,107,410    85,059,263     5,217,341     5,841,303   (11,929,867)    6,478,209   (5,094,809)   9,161,218
 209,359,228   124,299,965    99,730,562    93,889,259   122,161,691   115,683,482   27,965,827   18,804,609
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
$295,466,638  $209,359,228  $104,947,903  $ 99,730,562  $110,231,824  $122,161,691  $22,871,018  $27,965,827
============  ============  ============  ============  ============  ============  ===========  ===========

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                           Metropolitan Fund
                                         -----------------------------------------------------

                                            State Street Research         MetLife Mid Cap
                                              Aurora Portfolio         Stock Index Portfolio
                                         --------------------------  -------------------------

                                           For the       For the       For the       For the
                                          Year Ended    Year Ended    Year Ended    Year Ended
                                         December 31,  December 31,  December 31,  December 31,
                                             2002          2001          2002          2001
                                         ------------  ------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $ (1,778,483) $ (1,181,736) $   (858,796) $  (542,629)
 Net realized (losses) gains from
   security transactions................      140,071     2,710,571    (2,570,115)    (704,463)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................  (71,663,432)   11,525,102   (15,835,386)     907,048
                                         ------------  ------------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from operations............  (73,301,844)   13,053,937   (19,264,297)    (340,044)
                                         ------------  ------------  ------------  -----------
From capital transactions:
 Net premiums...........................   64,952,373    57,884,018    31,850,585   27,729,414
 Redemptions............................  (18,528,997)   (8,894,295)   (8,035,867)  (4,228,148)
                                         ------------  ------------  ------------  -----------
 Total net (redemptions) premiums.......   46,423,376    48,989,723    23,814,718   23,501,266
 Net portfolio transfers................   46,056,104    95,499,619    15,929,248    3,843,424
 Net other transfers....................       75,719      (144,748)        7,647       14,241
                                         ------------  ------------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..   92,555,199   144,344,594    39,751,613   27,358,931
                                         ------------  ------------  ------------  -----------
NET CHANGE IN NET ASSETS................   19,253,355   157,398,531    20,487,316   27,018,887
NET ASSETS--BEGINNING OF PERIOD.........  208,401,940    51,003,409    86,537,269   59,518,382
                                         ------------  ------------  ------------  -----------
NET ASSETS--END OF PERIOD............... $227,655,295  $208,401,940  $107,024,585  $86,537,269
                                         ============  ============  ============  ===========

                      See Notes to Financial Statements.

                            Metropolitan Fund                                     Zenith Fund
------------------------------------------------------------------------  --------------------------
                                                         State Street
          Janus                Franklin Templeton       Research Large       State Street Research
     Growth Portfolio      Small Cap Growth Portfolio Cap Value Portfolio    Bond Income Portfolio
-------------------------  -------------------------  ------------------- --------------------------
                For the                    For the          For the
  For the    Period May 1,   For the    Period May 1,    Period May 1,      For the       For the
 Year Ended     2001 to     Year Ended     2001 to          2002 to        Year Ended    Year Ended
December 31, December 31,  December 31, December 31,     December 31,     December 31,  December 31,
    2002         2001          2002         2001             2002             2002          2001
------------ ------------- ------------ ------------- ------------------- ------------  ------------
$  (116,512)  $  (34,781)  $  (126,140)  $  (23,853)      $    2,330      $ 20,862,750  $ 27,442,886
 (1,882,958)    (284,528)   (2,259,828)     (92,759)        (266,085)       (9,378,074)      379,716
 (1,738,189)    (221,552)     (802,862)     121,474          (53,743)       19,780,963       249,272
-----------   ----------   -----------   ----------       ----------      ------------  ------------
 (3,737,659)    (540,861)   (3,188,830)       4,862         (317,498)       31,265,639    28,071,874
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  4,468,356    4,067,645     4,644,131    2,352,146          980,885        50,993,993    48,241,660
   (649,094)    (104,809)     (779,669)     (59,962)         (57,995)      (45,822,604)  (39,191,743)
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  3,819,262    3,962,836     3,864,462    2,292,184          922,890         5,171,389     9,049,917
  1,534,438    4,965,438     3,988,094    4,705,317        2,525,640        (7,622,352)   26,561,578
    (17,000)      (8,103)          970       (2,953)            (452)         (689,641)     (136,479)
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  5,336,700    8,920,171     7,853,526    6,994,548        3,448,078        (3,140,604)   35,475,016
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  1,599,041    8,379,310     4,664,696    6,999,410        3,130,580        28,125,035    63,546,890
  8,379,310           --     6,999,410           --               --       446,653,044   383,106,154
-----------   ----------   -----------   ----------       ----------      ------------  ------------
$ 9,978,351   $8,379,310   $11,664,106   $6,999,410       $3,130,580      $474,778,079  $446,653,044
===========   ==========   ===========   ==========       ==========      ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001


                                                             Zenith Fund
                                         ---------------------------------------------------
                                           State Street Research         Davis Venture
                                          Money Market Portfolio        Value Portfolio
                                         ------------------------  -------------------------

                                           For the      For the      For the       For the
                                          Year Ended   Year Ended   Year Ended    Year Ended
                                         December 31, December 31, December 31,  December 31,
                                             2002         2001         2002          2001
                                         ------------ ------------ ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   (12,451) $   277,039  $   (206,647) $ 3,410,789
 Net realized (losses) gains from
   security transactions................    (413,699)       7,391    (3,014,672)  (2,016,375)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................     417,973       16,573    (8,476,246)  (7,151,686)
                                         -----------  -----------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from operations............      (8,177)     301,003   (11,697,565)  (5,757,272)
                                         -----------  -----------  ------------  -----------
From capital transactions:
 Net premiums...........................     141,673      145,344    14,236,039   22,970,731
 Redemptions............................  (2,118,843)  (1,766,058)   (4,683,545)  (2,519,810)
                                         -----------  -----------  ------------  -----------
 Total net (redemptions) premiums.......  (1,977,170)  (1,620,714)    9,552,494   20,450,921
 Net portfolio transfers................  (1,385,023)   1,530,800     2,966,432   14,699,473
 Net other transfers....................      (6,467)        (407)      (23,689)     (17,824)
                                         -----------  -----------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..  (3,368,660)     (90,321)   12,495,237   35,132,570
                                         -----------  -----------  ------------  -----------
NET CHANGE IN NET ASSETS................  (3,376,837)     210,682       797,672   29,375,298
NET ASSETS--BEGINNING OF PERIOD.........  12,548,800   12,338,118    58,354,363   28,979,065
                                         -----------  -----------  ------------  -----------
NET ASSETS--END OF PERIOD............... $ 9,171,963  $12,548,800  $ 59,152,035  $58,354,363
                                         ===========  ===========  ============  ===========

                      See Notes to Financial Statements.

                                                Zenith Fund
----------------------------------------------------------------------------------------------------------
      Loomis Sayles             MFS Investors               MFS Research              Harris Oakmark
   Small Cap Portfolio         Trust Portfolio           Managers Portfolio       Focused Value Portfolio
------------------------  -------------------------  -------------------------  --------------------------
                                          For the                    For the                     For the
  For the      For the      For the    Period May 1,   For the    Period May 1,   For the     Period May 1,
 Year Ended   Year Ended   Year Ended     2001 to     Year Ended     2001 to     Year Ended      2001 to
December 31, December 31, December 31, December 31,  December 31, December 31,  December 31,  December 31,
    2002         2001         2002         2001          2002         2001          2002          2001
------------ ------------ ------------ ------------- ------------ ------------- ------------  -------------
$  (183,050) $   785,264  $   (46,416)  $  (17,516)   $  (23,162)  $   (6,670)  $ (1,331,701)  $  (281,199)
 (2,317,368)    (566,119)    (359,047)     (40,034)     (222,160)      (6,449)    (1,820,374)       18,688
 (1,785,701)  (1,185,244)    (951,022)     (53,859)     (413,525)     (45,135)   (14,656,939)    4,961,108
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
 (4,286,119)    (966,099)  (1,356,485)    (111,409)     (658,847)     (58,254)   (17,809,014)    4,698,597
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  4,096,075    5,571,839    2,818,772    2,117,535       989,248      563,137     45,776,502    16,869,874
 (1,225,608)    (430,618)    (429,424)     (70,413)     (163,199)     (20,851)   (10,153,825)   (1,451,046)
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  2,870,467    5,141,221    2,389,348    2,047,122       826,049      542,286     35,622,677    15,418,828
  1,308,370    2,621,334    1,521,544    2,231,462       940,646      981,355     49,368,108    57,897,479
    (19,251)     (16,318)      (2,652)        (278)     (120,721)      (1,012)        19,954         4,865
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  4,159,586    7,746,237    3,908,240    4,278,306     1,645,974    1,522,629     85,010,739    73,321,172
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
   (126,533)   6,780,138    2,551,755    4,166,897       987,127    1,464,375     67,201,725    78,019,769
 16,059,940    9,279,802    4,166,897           --     1,464,375           --     78,019,769            --
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
$15,933,407  $16,059,940  $ 6,718,652   $4,166,897    $2,451,502   $1,464,375   $145,221,494   $78,019,769
===========  ===========  ===========   ==========    ==========   ==========   ============   ===========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                               Zenith Fund
                                         ------------------------------------------------------
                                              Salomon Brothers
                                               Strategic Bond             Salomon Brothers
                                           Opportunities Portfolio    U.S. Government Portfolio
                                         --------------------------  --------------------------
                                                      For the Period              For the Period
                                           For the     May 1, 2001     For the     May 1, 2001
                                          Year Ended        to        Year Ended        to
                                         December 31,  December 31,  December 31,  December 31,
                                             2002          2001          2002          2001
                                         ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   940,225    $  (32,522)  $ 1,261,680   $   (67,139)
 Net realized (losses) gains from
   security transactions................      59,911        14,575       163,311       140,914
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................     712,043       110,225     1,598,086        13,739
                                         -----------    ----------   -----------   -----------
 Net (decrease) increase in net assets
   resulting from operations............   1,712,179        92,278     3,023,077        87,514
                                         -----------    ----------   -----------   -----------
From capital transactions:
 Net premiums...........................   9,357,545     3,660,495    26,611,616     9,311,981
 Redemptions............................  (1,646,534)     (108,151)   (4,736,316)     (635,745)
                                         -----------    ----------   -----------   -----------
 Total net (redemptions) premiums.......   7,711,011     3,552,344    21,875,300     8,676,236
 Net portfolio transfers................  12,008,736     4,403,445    47,121,418     9,761,913
 Net other transfers....................      34,339        (2,547)      (11,933)       (3,063)
                                         -----------    ----------   -----------   -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..  19,754,086     7,953,242    68,984,785    18,435,086
                                         -----------    ----------   -----------   -----------
NET CHANGE IN NET ASSETS................  21,466,265     8,045,520    72,007,862    18,522,600
NET ASSETS--BEGINNING OF PERIOD.........   8,045,520            --    18,522,600            --
                                         -----------    ----------   -----------   -----------
NET ASSETS--END OF PERIOD............... $29,511,785    $8,045,520   $90,530,462   $18,522,600
                                         ===========    ==========   ===========   ===========




                      See Notes to Financial Statements.

                   Zenith Fund                                         Fidelity Fund
-------------------------------------------------  ----------------------------------------------------
                       FI Mid Cap     MFS Total          Fidelity VIP               Fidelity VIP
FI Structured Equity Opportunities      Return           Money Market               Equity-Income
     Portfolio         Portfolio      Portfolio            Portfolio                  Portfolio
-------------------- -------------- -------------- ------------------------  --------------------------
   For the Period    For the Period For the Period
    May 1, 2002       May 1, 2002   July 12, 2002    For the      For the      For the       For the
         to                to             to        Year Ended   Year Ended   Year Ended    Year Ended
    December 31,      December 31,   December 31,  December 31, December 31, December 31,  December 31,
        2002              2002           2002          2002         2001         2002          2001
-------------------- -------------- -------------- ------------ ------------ ------------  ------------
     $   (2,404)       $  (10,413)       $--       $    77,810  $   379,811  $  3,833,493  $  6,992,912
        (17,138)         (113,293)        --                --       (1,383)      763,466     1,349,973
             61            33,545         --                --           --   (28,590,772)  (16,321,538)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        (19,481)          (90,161)        --            77,810      378,428   (23,993,813)   (7,978,653)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        378,551           991,362         69         2,227,625    3,646,116    26,832,203    21,719,604
         (6,784)          (83,795)        --        (4,742,095)  (6,814,819)  (21,292,137)   (8,013,039)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        371,767           907,567         69        (2,514,470)  (3,168,703)    5,540,066    13,706,565
        719,489         1,856,364         (1)       (1,736,104)   2,287,497    (7,685,496)   (3,203,013)
           (180)             (879)        --            (1,086)         (66)     (243,007)      (48,131)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
      1,091,076         2,763,052         68        (4,251,660)    (881,272)   (2,388,437)   10,455,421
     ----------        ----------        ---       -----------  -----------  ------------  ------------
      1,071,595         2,672,891         68        (4,173,850)    (502,844)  (26,382,250)    2,476,768
             --                --         --        15,237,335   15,740,179   133,430,367   130,953,599
     ----------        ----------        ---       -----------  -----------  ------------  ------------
     $1,071,595        $2,672,891        $68       $11,063,485  $15,237,335  $107,048,117  $133,430,367
     ==========        ==========        ===       ===========  ===========  ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                             Fidelity Fund
                                         -----------------------------------------------------

                                                Fidelity VIP                Fidelity VIP
                                              Growth Portfolio           Overseas Portfolio
                                         --------------------------  -------------------------
                                           For the       For the       For the      For the
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                         December 31,  December 31,  December 31, December 31,
                                             2002          2001          2002         2001
                                         ------------  ------------  ------------ ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $ (1,063,480) $ 12,771,693  $   (35,409) $  4,124,361
 Net realized (losses) gains from
   security transactions................     (118,628)    4,343,482      247,005   (11,481,626)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................  (57,511,100)  (59,277,205)  (5,101,215)      569,907
                                         ------------  ------------  -----------  ------------
 Net (decrease) increase in net assets
   resulting from operations............  (58,693,208)  (42,162,030)  (4,889,619)   (6,787,358)
                                         ------------  ------------  -----------  ------------
From capital transactions:
 Net premiums...........................   36,628,253    31,287,806    6,481,400     4,230,751
 Redemptions............................  (26,325,330)  (11,649,137)  (4,381,451)   (2,224,873)
                                         ------------  ------------  -----------  ------------
 Total net (redemptions) premiums.......   10,302,923    19,638,669    2,099,949     2,005,878
 Net portfolio transfers................  (13,952,990)  (12,954,638)  (2,825,268)   (2,822,921)
 Net other transfers....................     (724,277)      (45,081)     385,220        (9,706)
                                         ------------  ------------  -----------  ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (4,374,344)    6,638,950     (340,099)     (826,749)
                                         ------------  ------------  -----------  ------------
NET CHANGE IN NET ASSETS................  (63,067,552)  (35,523,080)  (5,229,718)   (7,614,107)
NET ASSETS--BEGINNING OF PERIOD.........  190,039,910   225,562,990   24,641,578    32,255,685
                                         ------------  ------------  -----------  ------------
NET ASSETS--END OF PERIOD............... $126,972,358  $190,039,910  $19,411,860  $ 24,641,578
                                         ============  ============  ===========  ============




                      See Notes to Financial Statements.

                   Fidelity Fund                                        Calvert Fund
---------------------------------------------------  --------------------------------------------------
      Fidelity VIP               Fidelity VIP                 Calvert                   Calvert
    Investment Grade            Asset Manager             Social Balanced           Social Mid Cap
     Bond Portfolio               Portfolio                  Portfolio             Growth Portfolio
------------------------  -------------------------  ------------------------  ------------------------
  For the      For the      For the       For the      For the      For the      For the      For the
 Year Ended   Year Ended   Year Ended    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
December 31, December 31, December 31,  December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002          2001         2002         2001         2002         2001
------------ ------------ ------------  ------------ ------------ ------------ ------------ ------------
$   448,123  $   492,357  $  1,461,744  $ 2,573,671  $   734,153  $ 2,290,450  $   (97,250) $   690,657
    298,157       22,431      (875,165)     (72,641)    (357,440)     409,210     (994,226)      91,761
    959,591      412,609    (5,683,887)  (5,345,005)  (7,333,126)  (6,985,802)  (2,556,138)  (2,456,958)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  1,705,871      927,397    (5,097,308)  (2,843,975)  (6,956,413)  (4,286,142)  (3,647,614)  (1,674,540)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  8,330,403    3,168,235    11,658,288    5,275,568    9,488,386    6,593,693    4,282,754    2,975,912
 (5,340,250)  (1,265,495)  (10,127,182)  (3,352,358)  (6,243,133)  (2,394,706)  (2,749,441)    (698,397)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  2,990,153    1,902,740     1,531,106    1,923,210    3,245,253    4,198,987    1,533,313    2,277,515
  1,455,562    2,275,631    (3,159,932)  (2,607,518)  (3,412,895)  (2,530,451)  (1,252,159)    (484,072)
    (12,433)         434       (81,251)     (32,230)     (95,334)      (5,289)      (2,721)      (6,559)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  4,433,282    4,178,805    (1,710,077)    (716,538)    (262,976)   1,663,247      278,433    1,786,884
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  6,139,153    5,106,202    (6,807,385)  (3,560,513)  (7,219,389)  (2,622,895)  (3,369,181)     112,344
 16,070,411   10,964,209    52,472,710   56,033,223   51,802,974   54,425,869   12,327,070   12,214,726
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
$22,209,564  $16,070,411  $ 45,665,325  $52,472,710  $44,583,585  $51,802,974  $ 8,957,889  $12,327,070
===========  ===========  ============  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001




                                                Met Investors Fund
                               ----------------------------------------------------

                                    Lord Abbett Bond             MFS Research
                                  Debenture Portfolio      International Portfolio
                               -------------------------  -------------------------
                                                                          For the
                                 For the       For the      For the    Period May 1,
                                Year Ended    Year Ended   Year Ended     2001 to
                               December 31,  December 31, December 31, December 31,
                                   2002          2001         2002         2001
                               ------------  ------------ ------------ -------------
(DECREASE) INCREASE IN NET
 ASSETS:
From operations:
 Net investment (loss) income. $  5,971,376  $ 7,319,216   $  (60,103)  $   (8,430)
 Net realized (losses) gains
   from security transactions.  (14,253,624)  (4,420,779)      22,886     (154,703)
 Change in net unrealized
   (depreciation)
   appreciation of investments    8,175,221   (5,106,728)    (735,047)      64,927
                               ------------  -----------   ----------   ----------
 Net (decrease) increase in
   net assets resulting from
   operations.................     (107,027)  (2,208,291)    (772,264)     (98,206)
                               ------------  -----------   ----------   ----------
From capital transactions:
 Net premiums.................    7,860,124    8,045,981    2,885,243    1,907,461
 Redemptions..................   (6,054,118)  (6,105,729)    (280,314)     (28,536)
                               ------------  -----------   ----------   ----------
 Total net (redemptions)
   premiums...................    1,806,006    1,940,252    2,604,929    1,878,925
 Net portfolio transfers......   (3,407,244)  (1,107,976)   2,892,536    1,830,503
 Net other transfers..........      (70,984)      (6,157)       1,407          521
                               ------------  -----------   ----------   ----------
 Net (decrease) increase in
   net assets resulting from
   capital transactions.......   (1,672,222)     826,119    5,498,872    3,709,949
                               ------------  -----------   ----------   ----------
NET CHANGE IN NET ASSETS......   (1,779,249)  (1,382,172)   4,726,608    3,611,743
NET ASSETS--BEGINNING OF
 PERIOD.......................   59,095,592   60,477,764    3,611,743           --
                               ------------  -----------   ----------   ----------
NET ASSETS--END OF PERIOD..... $ 57,316,343  $59,095,592   $8,338,351   $3,611,743
                               ============  ===========   ==========   ==========



                      See Notes to Financial Statements.

                                                        Met Investors Fund
--------------------------------------------------------------------------------------------------------------------


                                                                                   Met/AIM Mid Cap
       MFS Mid Cap                    PIMCO                       PIMCO              Core Equity   Met/AIM Small Cap
     Growth Portfolio        Total Return Portfolio       Innovation Portfolio        Portfolio    Growth Portfolio
-------------------------  --------------------------  --------------------------  --------------- -----------------
                For the                     For the                     For the        For the          For the
  For the    Period May 1,   For the     Period May 1,   For the     Period May 1,  Period May 1,    Period May 1,
 Year Ended     2001 to     Year Ended      2001 to     Year Ended      2001 to        2002 to          2002 to
December 31, December 31,  December 31,  December 31,  December 31,  December 31,   December 31,     December 31,
    2002         2001          2002          2001          2002          2001           2002             2002
------------ ------------- ------------  ------------- ------------  ------------- --------------- -----------------
$   (85,276)  $   (43,236) $   (923,205)  $   630,468  $   (168,001)  $   (48,151)   $  (15,789)      $   (6,804)
 (2,005,974)     (272,607)      451,129       113,883    (8,862,942)      571,002      (214,427)        (142,271)
 (6,237,774)      497,687     7,040,652      (298,698)   (2,079,595)     (247,179)      (61,389)         (39,983)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
 (8,329,024)      181,844     6,568,576       445,653   (11,110,538)      275,672      (291,605)        (189,058)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  6,655,945     4,173,265    42,097,180    13,011,753     4,121,129     2,672,212     1,431,405          735,136
 (1,005,157)     (174,183)   (5,822,340)     (447,923)   (1,006,835)     (164,818)     (134,737)         (20,635)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  5,650,788     3,999,082    36,274,840    12,563,830     3,114,294     2,507,394     1,296,668          714,501
  3,186,086     8,952,053    65,212,134    16,785,028     4,297,192    12,815,220     3,407,582        1,239,643
      4,791          (153)      (40,066)       (7,191)       (4,822)     (301,763)          102            4,482
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  8,841,665    12,950,982   101,446,908    29,341,667     7,406,664    15,020,851     4,704,352        1,958,626
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
    512,641    13,132,826   108,015,484    29,787,320    (3,703,874)   15,296,523     4,412,747        1,769,568
 13,132,826            --    29,787,320            --    15,296,523            --            --               --
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
$13,645,467   $13,132,826  $137,802,804   $29,787,320  $ 11,592,649   $15,296,523    $4,412,747       $1,769,568
===========   ===========  ============   ===========  ============   ===========    ==========       ==========

State Street
  Research
Concentrated
International
  Portfolio
-------------
   For the
Period May 1,
   2002 to
December 31,
    2002
-------------
  $ (1,945)
   (35,493)
    (2,285)
  --------
   (39,723)
  --------
   498,830
    (8,807)
  --------
   490,023
   349,381
    (5,237)
  --------
   834,167
  --------
   794,444
        --
  --------
  $794,444
  ========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                               Met
                                          Investors Fund                       American Fund
                                         ---------------- ------------------------------------------------------
                                           Oppenheimer
                                             Capital
                                           Appreciation         American Funds              American Funds
                                            Portfolio          Growth Portfolio         Growth-Income Portfolio
                                         ---------------- --------------------------  --------------------------
                                                                           For the                     For the
                                          For the Period    For the     Period May 1,   For the     Period May 1,
                                         July 12, 2002 to  Year Ended      2001 to     Year Ended      2001 to
                                           December 31,   December 31,  December 31,  December 31,  December 31,
                                               2002           2002          2001          2002          2001
                                         ---------------- ------------  ------------- ------------  -------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income...........      $   (1)     $   (942,527)  $ 1,948,431  $    124,410   $   404,468
 Net realized (losses) gains from
   security transactions................          --        (3,452,758)   (2,689,026)   (1,338,173)     (246,604)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................        (125)      (18,976,831)      770,317   (16,039,489)      413,295
                                              ------      ------------   -----------  ------------   -----------
 Net (decrease) increase in net assets
   resulting from operations............        (126)      (23,372,116)       29,722   (17,253,252)      571,159
                                              ------      ------------   -----------  ------------   -----------
From capital transactions:
 Net premiums...........................       3,047        42,684,747    17,039,465    43,119,386    13,166,365
 Redemptions............................          --        (4,824,809)     (454,636)   (4,734,047)     (443,449)
                                              ------      ------------   -----------  ------------   -----------
 Total net (redemptions) premiums.......       3,047        37,859,938    16,584,829    38,385,339    12,722,916
 Net portfolio transfers................         229        43,381,213    29,950,379    46,482,099    22,928,444
 Net other transfers....................          --            70,992       (17,817)       68,773        (4,587)
                                              ------      ------------   -----------  ------------   -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..       3,276        81,312,143    46,517,391    84,936,211    35,646,773
                                              ------      ------------   -----------  ------------   -----------
NET CHANGE IN NET ASSETS................       3,150        57,940,027    46,547,113    67,682,959    36,217,932
NET ASSETS--BEGINNING OF PERIOD.........          --        46,547,113            --    36,217,932            --
                                              ------      ------------   -----------  ------------   -----------
NET ASSETS--END OF PERIOD...............      $3,150      $104,487,140   $46,547,113  $103,900,891   $36,217,932
                                              ======      ============   ===========  ============   ===========




                      See Notes to Financial Statements.


      American Fund
-------------------------

  American Funds Global
   Small Cap Portfolio
-------------------------
                For the
  For the    Period May 1,
 Year Ended     2001 to
December 31, December 31,
    2002         2001
------------ -------------
$   (67,951)  $   38,470
    198,118     (173,168)

 (4,288,626)     561,696
-----------   ----------

 (4,158,459)     426,998
-----------   ----------
  9,135,021    2,930,262
   (954,950)     (53,280)
-----------   ----------
  8,180,071    2,876,982
  7,184,816    4,329,114
     (1,458)     (10,473)
-----------   ----------

 15,363,429    7,195,623
-----------   ----------
 11,204,970    7,622,621
  7,622,621           --
-----------   ----------
$18,827,591   $7,622,621
===========   ==========

                     Metropolitan Life Separate Account E

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

1.  BUSINESS

   Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-five sub-accounts that support various Contracts (VestMet, Preference Plus Account, Preference Plus Select, Enhanced Preference Plus Account, Financial Freedom Account, MetLife Asset Builder, MetLife Income Security Plan, MetLife Settlement Plus and MetLife Financial Freedom Select).

   The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds of the Metropolitan Series Fund, Inc. (the "Metropolitan Fund"), the New England Zenith Fund (the "Zenith Fund"), the Fidelity Variable Insurance Products Funds (the "Fidelity Fund"), the Calvert Variable Series Fund, Inc. (the "Calvert Fund"), the MetLife Investors Series Trust (the "Met Investors Fund") and the American Funds Insurance Series, (the "American Fund"), collectively, (the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

             Metropolitan Fund:
               State Street Research Investment Trust Portfolio Variable B Portfolio (d)
               Variable C Portfolio (d)
               Variable D Portfolio (d)
               State Street Research Diversified Portfolio
               State Street Research Aggressive Growth Portfolio MetLife Stock Index Portfolio
               Putnam International Stock Portfolio
               Janus Mid Cap Portfolio
               T. Rowe Price Small Cap Growth Portfolio
               Scudder Global Equity Portfolio
               Harris Oakmark Large Cap Value Portfolio
               Neuberger Berman Partners Mid Cap Value Portfolio
               T. Rowe Price Large Cap Growth Portfolio
               Lehman Brothers Aggregate Bond Index Portfolio Morgan Stanley EAFE Index Portfolio
               Russell 2000 Index Portfolio
               Putnam Large Cap Growth Portfolio
               State Street Research Aurora Portfolio
               MetLife Mid Cap Stock Index Portfolio
               Janus Growth Portfolio (a)
               Franklin Templeton Small Cap Growth Portfolio (a) State Street Research Large Cap Value Portfolio (b)

             Zenith Fund:
               State Street Research Bond Income Portfolio
               State Street Research Money Market Portfolio
               Davis Venture Value Portfolio
               Loomis Sayles Small Cap Portfolio
               MFS Investors Trust Portfolio (a)
               MFS Research Managers Portfolio (a)
               Harris Oakmark Focused Value Portfolio (a)
       Zenith Fund (continued):
         Salomon Brothers Strategic Bond Opportunities Portfolio (a) Salomon Brothers U.S. Government Portfolio (a)
         FI Structured Equity Portfolio (b)
         FI Mid Cap Opportunities Portfolio (b)
         MFS Total Return Portfolio (c)

       Fidelity Fund:
         Fidelity VIP Money Market Portfolio
         Fidelity VIP Equity-Income Portfolio
         Fidelity VIP Growth Portfolio
         Fidelity VIP Overseas Portfolio
         Fidelity VIP Investment Grade Bond Portfolio
         Fidelity VIP Asset Manager Portfolio

       Calvert Fund:
         Calvert Social Balanced Portfolio
         Calvert Social Mid Cap Growth Portfolio

       Met Investors Fund:
         Lord Abbett Bond Debenture Portfolio
         MFS Research International Portfolio (a)
         MFS Mid Cap Growth Portfolio (a)
         PIMCO Total Return Portfolio (a)
         PIMCO Innovation Portfolio (a)
         Met/AIM Mid Cap Core Equity Portfolio (b)
         Met/AIM Small Cap Growth Portfolio (b)
         State Street Research Concentrated International Portfolio (b) Oppenheimer Capital Appreciation Portfolio (c)

       American Fund:
         American Funds Growth Portfolio (a)
         American Funds Growth-Income Portfolio (a)
         American Funds Global Small Cap Portfolio (a)

   (a) On May 1, 2001, operations commenced for the fourteen new sub-accounts added to the Separate Account on that date: Janus Growth Portfolio, Franklin Templeton Small Cap Growth Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, Harris Oakmark Focused Value Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, MFS Research International Portfolio, MFS Mid Cap Growth Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Global Small Cap Portfolio.

   (b) On May 1, 2002, operations commenced for the six new sub-accounts added to the separate account on that date: State Street Research Large Cap Value Portfolio, FI Structured Equity Portfolio, FI Mid Cap Opportunities Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, and State Street Research Concentrated International Equity Portfolio.

   (c) On July 12, 2002, operations commenced for the two new sub-accounts added to the Separate Account on that date: MFS Total Return and Oppenheimer Capital Appreciation Portfolio.

   (d) Variable B Portfolio, Variable C Portfolio and Variable D Portfolio have contracts that only invest in the State Street Research Investment Trust Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       In the case of certain policies, Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation or Annuity Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the net assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates 0.75% is for general administrative expenses for VestMet contracts, 0.50% is for Preference Plus contracts and 0.75% is for the mortality and expense risk on both contracts. However, for the Enhanced Preference Plus Account and Financial Freedom Account contracts, the charge is equivalent to an effective annual rate of 0.95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates 0.20% is for general administrative expenses and 0.75% is for mortality and expense risk. The Variable B, Variable C and Variable D contracts are charged for administrative expenses, mortality and expense risk according to the rating under their respective contracts. The Separate Account charges for Preference Plus Select contracts with the basic death benefit are as follows: 1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus class (after which this reverts to the B class charge). There are additional Separate Account charges associated with the available optional riders. These are as follows: 0.10% for the Annual Step-Up Death Benefit; 0.25% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; and 0.25% for the Earnings Preservation Benefit. For MetLife Settlement Plus, MetLife Income Security Plan and MetLife Financial Freedom Select contracts, the charge is equivalent to an effective annual rate of 1.25% of the average daily value of the assets for these contracts. The charge for MetLife Asset Builder is 0.95%, but cannot be greater than 1.25%.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                                Purchases    Sales
                                                                ---------- ----------
                                                                   (In thousands)
Metropolitan Fund:
   State Street Research Investment Trust Portfolio............ $   30,853 $  287,104
   Variable B Portfolio........................................        481      6,732
   Variable C Portfolio........................................         69        648
   Variable D Portfolio........................................         --         --
   State Street Research Diversified Portfolio.................     65,473    342,156
   State Street Research Aggressive Growth Portfolio...........     23,669    115,176
   MetLife Stock Index Portfolio...............................    420,104    561,861
   Putnam International Stock Portfolio........................    411,007    420,977
   Janus Mid Cap Portfolio.....................................     91,711    203,726
   T. Rowe Price Small Cap Growth Portfolio....................    311,130    326,008
   Scudder Global Equity Portfolio.............................     13,340     21,758
   Harris Oakmark Large Cap Value Portfolio....................    100,531     34,140
   Neuberger Berman Partners Mid Cap Value Portfolio...........     48,370     38,522
   T. Rowe Price Large Cap Growth Portfolio....................     14,649     23,880
   Lehman Brothers Aggregate Bond Index Portfolio..............    108,229     39,502
   Morgan Stanley EAFE Index Portfolio.........................     60,146     36,692
   Russell 2000 Index Portfolio................................     39,987     23,665
   Putnam Large Cap Growth Portfolio...........................     13,349      9,585
   State Street Research Aurora Portfolio......................    149,602     58,825
   MetLife Mid Cap Stock Index Portfolio.......................     51,944     13,051
   Janus Growth Portfolio......................................     10,721      5,501
   Franklin Templeton Small Cap Growth Portfolio...............     16,878      9,150
   State Street Research Large Cap Value Portfolio.............      6,188      2,738
Zenith Fund:
   State Street Research Bond Income Portfolio.................    534,447    514,086
   State Street Research Money Market Portfolio................     11,975     15,365
   Davis Venture Value Portfolio...............................     19,568      7,280
   Loomis Sayles Small Cap Portfolio...........................     11,756      7,779
   MFS Investors Trust Portfolio...............................      7,254      3,392
   MFS Research Managers Portfolio.............................      3,616      1,993
   Harris Oakmark Focused Value Portfolio......................    106,352     22,673
   Salomon Brothers Strategic Bond Opportunities Portfolio.....     28,367      7,672
   Salomon Brothers U.S. Government Portfolio..................     84,803     14,556
   FI Structured Equity Portfolio..............................      1,240        152
   FI Mid Cap Opportunities Portfolio..........................      4,356      1,603
   MFS Total Return Portfolio..................................         --         --
Fidelity Fund:
   Fidelity VIP Money Market Portfolio.........................    129,366    133,540
   Fidelity VIP Equity-Income Portfolio........................     12,674     11,229
   Fidelity VIP Growth Portfolio...............................      9,179     14,616
   Fidelity VIP Overseas Portfolio.............................     57,136     57,511
   Fidelity VIP Investment Grade Bond Portfolio................     10,479      5,597
   Fidelity VIP Asset Manager Portfolio........................      5,603      5,851
Calvert Fund:
   Calvert Social Balanced Portfolio...........................      5,728      5,257
   Calvert Social Mid Cap Growth Portfolio.....................      2,260      2,079
Met Investors Fund:
   Lord Abbett Bond Debenture Portfolio........................     80,180     75,880
   MFS Research International Portfolio........................     12,331      6,893
   MFS Mid Cap Growth Portfolio................................     13,510      4,754
   PIMCO Total Return Portfolio................................    113,974     13,451
   PIMCO Innovation Portfolio..................................     36,596     29,357
   Met/AIM Mid Cap Core Equity Portfolio.......................      6,018      4,481
   Met/AIM Small Cap Growth Portfolio..........................      5,131         28
   State Street Research Concentrated International Portfolio..      1,375        543
   Oppenheimer Capital Appreciation Portfolio..................          3         --
American Fund:
   American Funds Growth Portfolio.............................     89,360      9,110
   American Funds Growth-Income Portfolio......................     89,672      4,491
   American Funds Global Small Cap Portfolio...................     22,349      7,062
                                                                ---------- ----------
   Total....................................................... $3,505,089 $3,569,678
                                                                ========== ==========

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                 Metropolitan Fund
                                 -------------------------------------------------

                                   State Street
                                     Research
                                 Investment Trust Variable B Variable C Variable D
                                    Portfolio     Portfolio  Portfolio  Portfolio
                                 ---------------- ---------- ---------- ----------
(In Thousands)
Outstanding at December 31, 2001      59,681         500         21         --
Activity during 2002:
  Issued........................       5,080           1         --         14
  Redeemed......................      14,871         195         13          4
                                      ------         ---         --         --
Outstanding at December 31, 2002      49,890         306          8         10
                                      ======         ===         ==         ==

Outstanding at December 31, 2000      66,973         367         16         --
Activity during 2001:
  Issued........................       6,835         306          8         --
  Redeemed......................      14,127         172          3         --
                                      ------         ---         --         --
Outstanding at December 31, 2001      59,681         500         21         --
                                      ======         ===         ==         ==

                                           Metropolitan Fund
-------------------------------------------------------------------------------------------------------
             State Street
State Street   Research    MetLife     Putnam               T. Rowe Price
  Research    Aggressive    Stock   International   Janus     Small Cap      Scudder    Harris Oakmark
Diversified     Growth      Index       Stock      Mid Cap     Growth     Global Equity Large Cap Value
 Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio     Portfolio      Portfolio
------------ ------------ --------- ------------- --------- ------------- ------------- ---------------
   70,653       32,803     86,714      14,761      55,394      19,896        12,720         16,996
    5,373        3,975     26,012      36,939      16,874      34,420         2,831         14,637
   17,811        7,889     31,760      37,569      25,343      35,836         3,674          9,534
   ------       ------     ------      ------      ------      ------        ------         ------
   58,215       28,889     80,996      14,131      46,925      18,480        11,877         22,099
   ======       ======     ======      ======      ======      ======        ======         ======

   78,707       35,680     90,483      15,094      61,499      20,924        12,438          5,122
    7,708        5,786     25,207      83,744      24,018      25,897         3,259         19,069
   15,763        8,663     28,975      84,078      30,123      26,924         2,978          7,195
   ------       ------     ------      ------      ------      ------        ------         ------
   70,653       32,803     86,714      14,761      55,394      19,896        12,720         16,996
   ======       ======     ======      ======      ======      ======        ======         ======

                                                    Metropolitan Fund
                                 --------------------------------------------------------
                                    Neuberger    T. Rowe Price Lehman Brothers   Morgan
                                 Berman Partners   Large Cap      Aggregate     Stanley
                                  Mid Cap Value     Growth       Bond Index    EAFE Index
                                    Portfolio      Portfolio      Portfolio    Portfolio
                                 --------------- ------------- --------------- ----------
(In Thousands)
Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
Activity during 2002:
  Issued........................      6,520          3,774         14,798        10,759
  Redeemed......................      5,872          4,695          9,380         7,556
                                     ------         ------         ------        ------
Outstanding at December 31, 2002     10,131         11,767         23,589        14,678
                                     ======         ======         ======        ======

Outstanding at December 31, 2000      7,840         12,984         11,437         8,353
Activity during 2001:
  Issued........................      7,769          5,100         13,646        12,943
  Redeemed......................      6,126          5,396          6,913         9,821
                                     ------         ------         ------        ------
Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
                                     ======         ======         ======        ======

                                     Metropolitan Fund                                      Zenith Fund
------------------------------------------------------------------------------------------- ------------
                        State Street MetLife Mid               Franklin      State Street   State Street
 Russell   Putnam Large   Research    Cap Stock    Janus      Templeton        Research       Research
2000 Index  Cap Growth     Aurora       Index     Growth   Small Cap Growth Large Cap Value Bond Income
Portfolio   Portfolio    Portfolio    Portfolio  Portfolio    Portfolio        Portfolio     Portfolio
---------- ------------ ------------ ----------- --------- ---------------- --------------- ------------
  10,115      5,652        14,852       8,337      1,080          795              --          19,377
   6,326      5,027        17,018       8,108      2,129        3,188             779          25,028
   4,817      4,092        10,977       4,165      1,332        2,122             383          25,516
  ------      -----        ------      ------      -----        -----             ---          ------
  11,624      6,587        20,893      12,280      1,877        1,861             396          18,889
  ======      =====        ======      ======      =====        =====             ===          ======

   9,545      2,596         4,165       5,604         --           --              --          17,699
   4,258      5,175        17,050       6,239      1,422          932              --           6,415
   3,687      2,120         6,363       3,505        342          137              --           4,737
  ------      -----        ------      ------      -----        -----             ---          ------
  10,115      5,652        14,852       8,337      1,080          795              --          19,377
  ======      =====        ======      ======      =====        =====             ===          ======

                                                      Zenith Fund
                                 ------------------------------------------------------
                                 State Street
                                   Research
                                    Money         Davis     Loomis Sayles MFS Investors
                                    Market    Venture Value   Small Cap       Trust
                                  Portfolio     Portfolio     Portfolio     Portfolio
                                 ------------ ------------- ------------- -------------
(In Thousands)
Outstanding at December 31, 2001     627          2,153          702            499
Activity during 2002:
  Issued........................     602          1,359          759          1,097
  Redeemed......................     770            859          557            573
                                     ---          -----          ---          -----
Outstanding at December 31, 2002     459          2,653          904          1,023
                                     ===          =====          ===          =====

Outstanding at December 31, 2000     637            940          367             --
Activity during 2001:
  Issued........................     151          2,135          595            570
  Redeemed......................     161            922          260             71
                                     ---          -----          ---          -----
Outstanding at December 31, 2001     627          2,153          702            499
                                     ===          =====          ===          =====

                                        Zenith Fund
--------------------------------------------------------------------------------------------

                Harris      Salomon Brothers    Salomon       FI          FI          MFS
MFS Research    Oakmark        Strategic      Brothers US Structured    Mid Cap      Total
  Managers   Focused Value Bond Opportunities Government    Equity   Opportunities  Return
 Portfolio     Portfolio       Portfolio       Portfolio  Portfolio    Portfolio   Portfolio
------------ ------------- ------------------ ----------- ---------- ------------- ---------
    166          2,908             496           1,236        --           --          --
    498          5,912           2,162           6,786        67          528        .002
    290          2,795             967           2,354        11          200          --
    ---          -----           -----           -----        --          ---        ----
    374          6,025           1,691           5,668        56          328        .002
    ===          =====           =====           =====        ==          ===        ====

     --             --              --              --        --           --          --
    199          3,701             625           1,921        --           --          --
     33            793             129             685        --           --          --
    ---          -----           -----           -----        --          ---        ----
    166          2,908             496           1,236        --           --          --
    ===          =====           =====           =====        ==          ===        ====

                                                    Fidelity Fund
                                 ----------------------------------------------------
                                 Fidelity VIP
                                    Money     Fidelity VIP  Fidelity VIP Fidelity VIP
                                    Market    Equity-Income    Growth      Overseas
                                  Portfolio     Portfolio    Portfolio    Portfolio
                                 ------------ ------------- ------------ ------------
(In Thousands)
Outstanding at December 31, 2001     1,028        3,720        4,794         1,398
Activity during 2002:
  Issued........................    13,480        1,047        1,425         5,438
  Redeemed......................    13,762        1,139        1,593         5,436
                                    ------        -----        -----        ------
Outstanding at December 31, 2002       746        3,628        4,626         1,400
                                    ======        =====        =====        ======

Outstanding at December 31, 2000     1,091        3,437        4,642         1,430
Activity during 2001:
  Issued........................    40,754          709          983        14,308
  Redeemed......................    40,818          426          830        14,339
                                    ------        -----        -----        ------
Outstanding at December 31, 2001     1,028        3,720        4,794         1,398
                                    ======        =====        =====        ======

      Fidelity Fund             Calvert Fund                      Met Investors Fund
------------------------- ------------------------ ------------------------------------------------
Fidelity VIP Fidelity VIP  Calvert     Calvert     Lord Abbet
 Investment     Asset      Social   Social Mid Cap    Bond    MFS Research   MFS Mid      PIMCO
 Grade Bond    Manager    Balanced      Growth     Debenture  International Cap Growth Total Return
 Portfolio    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
------------ ------------ --------- -------------- ---------- ------------- ---------- ------------
     822        2,208       2,129        457         5,561          415       1,558        2,824
     760          629         505        260         7,730        1,771       3,078       13,449
     542          712         520        249         7,921        1,081       1,697        4,173
   -----        -----       -----        ---         -----        -----       -----       ------
   1,040        2,125       2,114        468         5,370        1,105       2,939       12,100
   =====        =====       =====        ===         =====        =====       =====       ======

     603        2,240       2,063        393         5,542           --          --           --
     349          275         346        156         2,709        1,020       1,919        3,617
     129          307         280         91         2,690          605         361          793
   -----        -----       -----        ---         -----        -----       -----       ------
     822        2,208       2,129        457         5,561          415       1,558        2,824
   =====        =====       =====        ===         =====        =====       =====       ======

                                                   Met Investors Fund
                                 -------------------------------------------------------
                                              Met/AIM     Met/AIM      State Street
                                   PIMCO    Mid Cap Core Small Cap Research Concentrated
                                 Innovation    Equity     Growth       International
                                 Portfolio   Portfolio   Portfolio       Portfolio
                                 ---------- ------------ --------- ---------------------
(In Thousands)
Outstanding at December 31, 2001    2,056        --          --              --
Activity during 2002:
  Issued........................   10,731       577         593             156
  Redeemed......................    9,525       123         385              66
                                   ------       ---         ---             ---
Outstanding at December 31, 2002    3,262       454         208              90
                                   ======       ===         ===             ===

Outstanding at December 31, 2000       --        --          --              --
Activity during 2001:
  Issued........................    5,264        --          --              --
  Redeemed......................    3,208        --          --              --
                                   ------       ---         ---             ---
Outstanding at December 31, 2001    2,056        --          --              --
                                   ======       ===         ===             ===

          Met Investors
              Fund                      American Fund
          ------------- ----------------------------------------------
           Oppenheimer
             Capital    American Funds American Funds  American Funds
          Appreciation      Growth     Growth-Income  Global Small Cap
            Portfolio     Portfolio      Portfolio       Portfolio
          -------------   ---------    -------------- ----------------
                 --           394            412             559
              1.407         1,131          1,468           2,217
              0.908           331            402           1,043
              -----         -----          -----           -----
               .499         1,194          1,478           1,733
              =====         =====          =====           =====

                 --            --             --              --
                 --           510            474             695
                 --           116             62             136
              -----         -----          -----           -----
                 --           394            412             559
              =====         =====          =====           =====

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying funds, for each of the two years in the period ended December 31, 2002 or lesser time period if applicable.

                                                                   Metropolitan Fund
                                                   -------------------------------------------------

                                                     State Street
                                                       Research
                                                   Investment Trust Variable B Variable C Variable D
                                                      Portfolio     Portfolio  Portfolio  Portfolio
                                                   ---------------- ---------- ---------- ----------
2002
Units (In Thousands)..............................           49,890      306          8         10
Unit Value (1)....................................  $8.39 to $49.99  $104.24    $104.24    $122.89
Net Assets (In Thousands).........................       $1,196,194  $36,937     $1,171        $24
Investment Income Ratio to Net Assets (2).........            0.57%    0.55%      0.54%      0.54%
Expenses as a Percent of Average Net Assets (3)...   0.95% to 2.20%     1.0%         0%         0%
Total Return (4)..................................      -28% to -3%     -27%       -27%       -26%
2001
Units (In Thousands)..............................           59,681      500         21         --
Unit Value (1).................................... $30.49 to $68.31  $142.17    $142.17    $165.93
Net Assets (In Thousands).........................       $1,946,685  $58,101     $2,268        $32
Investment Income Ratio to Net Assets (2).........           13.58%   13.69%     13.28%     13.57%
Expenses as a Percent of Average Net Assets (3)...   0.95% to 1.80%     1.0%         0%         0%
Total Return (4)..................................             -18%     -18%       -18%       -17%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                           Metropolitan Fund
----------------------------------------------------------------------------------------------------------------------
                   State Street
  State Street       Research                          Putnam                         T. Rowe Price
    Research        Aggressive        MetLife       International        Janus          Small Cap         Scudder
  Diversified         Growth        Stock Index         Stock           Mid Cap          Growth        Global Equity
   Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          58,215           28,889           80,996           14,131           46,925           18,480           11,877
 $9.19 to $33.95  $8.11 to $27.57  $8.52 to $29.70  $8.48 to $10.85  $8.46 to $11.36   $8.26 to $9.03  $8.67 to $10.44
      $1,375,722         $539,038       $2,148,998         $148,302         $524,361         $163,890         $121,961
           2.43%            0.00%            1.73%            0.90%            0.00%            0.00%            1.76%
  0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
     -16% to -8%     -30% to -19%       -24% to 0%     -19% to -14%     -31% to -15%       -28% to 2%     -18% to -13%
          70,653           32,803           86,714           14,761           55,394           19,896           12,720
$26.81 to $39.79 $25.42 to $39.05 $32.93 to $38.60 $10.69 to $13.28 $15.19 to $16.14 $12.25 to $12.43 $11.97 to $12.55
      $1,956,614         $867,274       $2,999,640         $190,565         $882,658         $243,648         $157,528
           9.92%           25.00%            1.20%            3.64%            0.00%            8.08%           11.56%
  0.95% to 1.80%   0.95% to 1.50%   0.95% to 1.80%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%   0.95% to 1.80%
             -7%      -24% to 25%             -13%       -21% to 0%       -38% to 2%             -10%       -17% to 1%


Harris Oakmark
Large Cap Value
   Portfolio
----------------
          22,099
  $8.64 to $9.95
        $217,357
           3.47%
  0.95% to 2.20%
     -16% to -2%
          16,996
$11.26 to $11.70
        $197,391
           0.23%
  0.95% to 2.05%
       3% to 17%

                                                                         Metropolitan Fund
                                                -------------------------------------------------------------------
                                                   Neuberger
                                                    Berman        T. Rowe Price   Lehman Brothers       Morgan
                                                   Partners         Large Cap        Aggregate         Stanley
                                                 Mid Cap Value       Growth         Bond Index        EAFE Index
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ----------------
2002
Units (In Thousands)...........................           10,131           11,767           23,589           14,678
Unit Value (1)................................. $ 8.73 to $13.73 $  8.64 to $8.92 $10.59 to $12.69 $  6.85 to $8.63
Net Assets (In Thousands)......................         $137,491         $103,790         $295,467         $104,948
Investment Income Ratio to Net Assets (2)......            0.32%            0.28%            2.88%            0.50%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
Total Return (4)...............................      -13% to -2%       -25% to 2%         4% to 9%      -18% to -3%
2001
Units (In Thousands)...........................            9,483           12,688           18,171           11,475
Unit Value (1)................................. $14.76 to $15.34 $11.29 to $11.73 $11.26 to $11.62   $8.44 to $8.77
Net Assets (In Thousands)......................         $144,279         $147,642         $209,359          $99,731
Investment Income Ratio to Net Assets (2)......            2.22%            0.08%            1.57%            0.34%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.80%   0.95% to 2.05%
Total Return (4)...............................        -3% to 3%       -11% to 1%         1% to 6%       -23% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                      Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------------

                                      State Street         MetLife                            Franklin        State Street
    Russell         Putnam Large        Research           Mid Cap            Janus          Templeton          Research
   2000 Index        Cap Growth          Aurora          Stock Index         Growth       Small Cap Growth   Large Cap Value
   Portfolio         Portfolio         Portfolio          Portfolio         Portfolio        Portfolio          Portfolio
----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
           11,624             6,587            20,893            12,280             1,877             1,861               396
 $  8.16 to $9.61  $  3.38 to $8.46  $ 7.78 to $10.98  $  8.43 to $8.78  $  5.22 to $5.34  $  6.18 to $6.31  $  7.88 to $7.95
$         110,232 $          22,871 $         227,655 $         107,025 $           9,978 $          11,664 $           3,131
            0.65%             0.00%             0.60%             0.38%             0.00%             0.00%             0.86%
   0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%
      -21% to -1%      -31% to -15%       -23% to -5%       -17% to -1%      -32% to -31%        -29% to 1%       -21% to -3%
           10,115             5,652            14,852             8,337             1,080               795                --
 $11.82 to $12.19  $  4.95 to $4.97  $13.84 to $14.09  $10.36 to $10.41  $  7.71 to $7.77  $  8.80 to $8.82               $--
$         122,162 $          27,966 $         208,402           $86,537 $           8,379            $6,999               $--
            0.27%             0.00%             0.49%             0.50%             0.00%             0.00%                --
   0.95% to 1.80%    0.95% to 1.25%    0.95% to 2.05%    0.95% to 1.25%    0.95% to 2.05%    0.95% to 1.35%                --
         0% to 3%      -31% to -32%         3% to 15%               -2%        -22% to 2%        -12% to 0%                --

                                                                                   Zenith Fund
                                                -------------------------------------------------------------------
                                                  State Street     State Street
                                                    Research         Research          Davis        Loomis Sayles
                                                  Bond Income      Money Market    Venture Value      Small Cap
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ----------------
2002
Units (In Thousands)...........................           18,889              459            2,653              904
Unit Value (1)................................. $10.46 to $46.31 $19.98 to $21.75  $8.83 to $22.86  $8.12 to $18.27
Net Assets (In Thousands)......................         $474,778           $9,163          $59,152          $15,933
Investment Income Ratio to Net Assets (2)......            5.78%            1.35%            0.88%            0.11%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.20%   1.25% to 1.50%   0.95% to 2.20%   0.95% to 2.20%
Total Return (4)...............................         4% to 7%               0%       -18% to 0%      -23% to -3%
2001
Units (In Thousands)...........................           19,377              627            2,153              702
Unit Value (1)................................. $21.93 to $42.57 $20.00 to $21.65 $25.24 to $27.60 $21.38 to $23.52
Net Assets (In Thousands)......................         $446,653          $12,549          $58,354          $16,060
Investment Income Ratio to Net Assets (2)......            7.88%            3.81%            9.18%            7.45%
Expenses as a Percent of Average Net Assets (3)   0.95% to 1.50%   1.25% to 1.50%   0.95% to 2.05%   0.95% to 2.05%
Total Return (4)...............................         1% to 7%         2% to 3%      -.12% to 2%        -9% to 2%


                                                     MFS
                                                  Investors
                                                    Trust
                                                  Portfolio
                                                --------------
2002
Units (In Thousands)...........................          1,023
Unit Value (1)................................. $6.33 to $6.65
Net Assets (In Thousands)......................         $6,719
Investment Income Ratio to Net Assets (2)......          0.41%
Expenses as a Percent of Average Net Assets (3) 0.95% to 2.20%
Total Return (4)...............................   -22% to -21%
2001
Units (In Thousands)...........................            499
Unit Value (1)................................. $8.15 to $8.42
Net Assets (In Thousands)......................         $4,167
Investment Income Ratio to Net Assets (2)......          0.00%
Expenses as a Percent of Average Net Assets (3) 0.95% to 2.05%
Total Return (4)...............................     -11% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                   Zenith Fund
------------------------------------------------------------------------------------------------------------------
                   Harris       Salomon Brothers     Salomon
 MFS Research      Oakmark       Strategic Bond    Brothers US     FI Structured    FI Mid Cap       MFS Total
   Managers     Focused Value    Opportunities     Government         Equity       Opportunities      Return
  Portfolio       Portfolio        Portfolio        Portfolio        Portfolio       Portfolio       Portfolio
-------------- ---------------- ---------------- ---------------- ---------------- -------------- ----------------
           374            6,025            1,691            5,668               56            328             .002
$6.11 to $6.69 $21.83 to $24.83 $16.05 to $17.99 $14.69 to $16.46 $17.32 to $19.59 $8.07 to $8.14 $32.23 to $33.00
        $2,452         $145,221          $29,512          $90,530           $1,072         $2,673               $0
         0.16%            0.23%            6.20%            3.37%            0.17%          0.00%            0.00%
0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20% 0.95% to 2.20%   1.15% to 1.30%
  -26% to -25%       -11% to 3%         7% to 9%         2% to 7%       -21% to 0%     -19% to 4%               2%
           166            2,908              496            1,236               --             --               --
$8.83 to $8.90 $24.84 to $27.50 $15.16 to $16.56 $15.07 to $15.40              $--            $--              $--
        $1,464          $78,020           $8,046          $18,523              $--            $--              $--
         0.00%            0.00%            0.00%            0.00%               --             --               --
0.95% to 1.25%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%               --             --               --
    -11% to 1%        3% to 12%         1% to 3%         2% to 6%               --             --               --

                                                                   Fidelity Fund
                                                ----------------------------------------------------
                                                Fidelity VIP
                                                   Money     Fidelity VIP  Fidelity VIP Fidelity VIP
                                                   Market    Equity-Income    Growth      Overseas
                                                 Portfolio     Portfolio    Portfolio    Portfolio
                                                ------------ ------------- ------------ ------------
2002
Units (In Thousands)...........................       746         3,628         4,626       1,400
Unit Value (1).................................   $ 15.17      $  29.50      $  27.45     $ 13.85
Net Assets (In Thousands)......................   $11,063      $107,048      $126,972     $19,412
Investment Income Ratio to Net Assets (2)......     1.54%         4.14%         0.25%       0.81%
Expenses as a Percent of Average Net Assets (3)     0.95%         0.95%         0.95%       0.95%
Total Return (4)...............................        1%          -18%          -31%        -21%
2001
Units (In Thousands)...........................     1,028         3,720         4,794       1,398
Unit Value (1).................................     15.06         35.86         39.65       17.54
Net Assets (In Thousands)......................   $15,237      $133,430      $190,040     $24,642
Investment Income Ratio to Net Assets (2)......     3.27%         6.22%         7.04%      15.44%
Expenses as a Percent of Average Net Assets (3)     0.95%         0.95%         0.95%       0.95%
Total Return (4)...............................        3%           -6%          -18%        -22%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

      Fidelity Fund                Calvert Fund                                  Met Investors Fund
------------------------- ------------------------------- -----------------------------------------------------------------
Fidelity VIP Fidelity VIP     Calvert         Calvert        Lord Abbet
 Investment     Asset         Social       Social Mid Cap       Bond        MFS Research      MFS Mid           PIMCO
 Grade Bond    Manager       Balanced          Growth        Debenture      International    Cap Growth      Total Return
 Portfolio    Portfolio      Portfolio       Portfolio       Portfolio        Portfolio      Portfolio        Portfolio
------------ ------------ ---------------- -------------- ---------------- --------------- --------------- ----------------
    1,040        2,125               2,114        468                5,370           1,105           2,939           12,100
  $ 21.36      $ 21.47    $20.02 to $21.51    $ 19.16     $ 9.96 to $13.79 $ 7.63 to $7.67 $ 4.66 to $4.68 $11.11 to $11.47
  $22,210      $45,665    $         44,584    $ 8,958     $         57,316 $         8,338 $        13,645 $        137,803
    3.29%        3.90%               2.69%      0.00%               11.49%           0.23%           0.60%            0.00%
    0.95%        0.95%      0.95% to 1.25%      0.95%       0.95% to 2.20%  0.95% to 2.20%  0.95% to 2.20%   0.95% to 2.20%
       9%         -10%          -13% to 0%       -29%            -3% to 4%     -14% to -1%            -45%         4% to 9%
      822        2,208               2,129        457                5,561             415           1,558            2,824
    19.54        23.75    $23.01 to $24.80    $ 26.95     $10.65 to $10.80 $ 8.38 to $8.75 $ 8.23 to $8.44 $10.38 to $10.57
  $16,070      $52,473    $         51,803    $12,327     $         59,096 $         3,612 $        13,133 $         29,787
    4.60%        5.66%               5.60%      6.52%               13.56%           0.21%           0.00%            2.49%
    0.95%        0.95%      0.95% to 1.25%      0.95%       0.95% to 1.25%  0.95% to 1.35%  0.95% to 1.80%   0.95% to 2.05%
       7%          -5%                 -8%       -13%           -2% to -3%      -13% to 2%      -16% to 2%         0% to 6%

                                                                       Met Investors Fund
                                                   -----------------------------------------------------------
                                                                                                State Street
                                                                     Met/AIM        Met/AIM       Research
                                                       PIMCO       Mid Cap Core    Small Cap    Concentrated
                                                     Innovation       Equity        Growth      International
                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                   -------------- -------------- -------------- --------------
2002
Units (In Thousands)..............................          3,262            454            208             90
Unit Value (1).................................... $2.93 to $3.65 $9.58 to $9.74 $8.41 to $8.54 $8.86 to $8.89
Net Assets (In Thousands).........................        $11,593         $4,413         $1,770           $794
Investment Income Ratio to Net Assets (2).........          0.00%          0.21%          0.00%          0.25%
Expenses as a Percent of Average Net Assets (3)... 0.95% to 2.20% 0.95% to 2.20% 0.95% to 2.20% 0.95% to 2.20%
Total Return (4)..................................    -52% to -5%     -15% to 0%     -29% to 0%           -16%
2001
Units (In Thousands)..............................          2,056             --             --             --
Unit Value (1).................................... $7.44 to $7.46            $--            $--            $--
Net Assets (In Thousands).........................        $15,297            $--            $--            $--
Investment Income Ratio to Net Assets (2).........          0.00%             --             --             --
Expenses as a Percent of Average Net Assets (3)... 0.95% to 1.25%             --             --             --
Total Return (4)..................................   -26% to -25%             --             --             --

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

     Met Investors Fund                    American Fund
     ------------------ ---------------------------------------------------

        Oppenheimer                                            American
          Capital           American       American Funds    Funds Global
        Appreciation      Funds Growth     Growth-Income      Small Cap
         Portfolio         Portfolio         Portfolio        Portfolio
     ------------------ ----------------- ---------------- ----------------
                 .499               1,194            1,478            1,733
       $6.30 to $6.31    $71.44 to $93.21 $57.44 to $74.94 $10.35 to $11.05
                   $3            $104,487         $103,901          $18,828
                0.00%               0.05%            1.50%            0.91%
       1.15% to 1.25%      0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
             1% to 2%          -26% to 3%      -20% to -1%      -21% to -4%
                   --                 394              412              559
                  $--   $99.46 to $124.56 $83.86 to $92.64 $13.16 to $13.78
                  $--             $46,547          $36,218           $7,623
                   --               4.53%            1.47%            0.81%
                   --      0.95% to 2.05%   0.95% to 1.35%   0.95% to 2.05%
                   --          -15% to 0%        -3% to 0%        -9% to 2%

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)



7.  CHANGE OF FUND NAME

   Effective May 1, 2001, State Street Research Growth changed its name to State Street Research Investment Trust. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged, respectively, into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund. Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture of the Met Investors Fund. Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

8.  NEW CONTRACTS

   On July 12, 2002, the Separate Account funded a new contract, MetLife Financial Freedom Select. On August 3, 2001, the Separate Account funded a new contract, Preference Plus Select. On December 6, 2001, the Separate Account funded a new contract, Metlife Asset Builder.

                         Independent Auditors' Report

To the Board of Directors and Shareholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 19, 2003

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2002 and 2001
            (Dollars in millions, except share and per share data)

                                                                2002     2001
                                                              -------- --------
 Assets
 Investments:
    Fixed maturities available-for-sale, at fair value
      (amortized cost: $ 117,781 and $107,630, respectively). $124,525 $110,601
    Equity securities, at fair value (cost: $1,242 and
      $2,421, respectively)..................................    1,286    3,027
    Mortgage loans on real estate............................   25,353   24,626
    Policy loans.............................................    8,047    7,894
    Real estate and real estate joint ventures
      held-for-investment....................................    3,620    3,278
    Real estate held-for-sale................................      229    1,647
    Other limited partnership interests......................    2,380    1,637
    Short-term investments...................................    1,199    1,168
    Other invested assets....................................    3,419    3,013
                                                              -------- --------
        Total investments....................................  170,058  156,891
 Cash and cash equivalents...................................    1,106    3,932
 Accrued investment income...................................    1,889    1,981
 Premiums and other receivables..............................    7,945    7,126
 Deferred policy acquisition costs...........................    9,666   10,471
 Other assets................................................    4,819    4,750
 Separate account assets.....................................   53,912   62,714
                                                              -------- --------
        Total assets......................................... $249,395 $247,865
                                                              ======== ========
 Liabilities and Stockholder's Equity
 Liabilities:
    Future policy benefits................................... $ 86,039 $ 83,493
    Policyholder account balances............................   54,464   54,764
    Other policyholder funds.................................    6,206    6,001
    Policyholder dividends payable...........................    1,025    1,042
    Policyholder dividend obligation.........................    1,882      708
    Short-term debt..........................................      912      345
    Long-term debt...........................................    2,624    2,380
    Current income taxes payable.............................      873      162
    Deferred income taxes payable............................    1,947    1,893
    Payables under securities loaned transactions............   16,321   12,662
    Other liabilities........................................    6,848    6,981
    Separate account liabilities.............................   53,912   62,714
                                                              -------- --------
        Total liabilities....................................  233,053  233,145
                                                              -------- --------
 Commitments and contingencies (Note 11)

 Company-obligated mandatorily redeemable securities of
   subsidiary trusts.........................................      277      276
                                                              -------- --------
 Stockholder's Equity:
    Common stock, par value $0.01 per share; 1,000,000,000
      shares authorized; 494,466,664 shares issued and
      outstanding at December 31, 2002 and December 31, 2001.        5        5
    Additional paid-in capital...............................   13,474   12,825
    Retained earnings........................................      708       --
    Accumulated other comprehensive income...................    1,878    1,614
                                                              -------- --------
        Total stockholder's equity...........................   16,065   14,444
                                                              -------- --------
        Total liabilities and stockholder's equity........... $249,395 $247,865
                                                              ======== ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                        2002    2001     2000
                                                      -------  ------- -------
 Revenues
 Premiums............................................ $18,470  $17,023 $16,263
 Universal life and investment-type product policy
   fees..............................................   1,918    1,874   1,820
 Net investment income...............................  10,700   11,122  11,029
 Other revenues......................................   1,400    1,532   2,259
 Net investment (losses) gains (net of amounts
   allocable to other accounts of $(139), $(33) and
   $(54), respectively)..............................    (730)     927    (418)
                                                      -------  ------- -------
    Total revenues...................................  31,758   32,478  30,953
                                                      -------  ------- -------
 Expenses
 Policyholder benefits and claims (excludes amounts
   directly related to net investment losses and
   gains of $(150), $(54) and $41, respectively).....  18,860   18,265  16,935
 Interest credited to policyholder account balances..   2,711    3,035   2,935
 Policyholder dividends..............................   1,911    2,060   1,913
 Payments to former Canadian policyholders...........      --       --     327
 Demutualization costs...............................      --       --     230
 Other expenses (excludes amounts directly related
   to net investment losses and gains of $11, $21
   and $(95), respectively)..........................   6,589    6,920   7,308
                                                      -------  ------- -------
    Total expenses...................................  30,071   30,280  29,648
                                                      -------  ------- -------
 Income from continuing operations before provision
   for income taxes..................................   1,687    2,198   1,305
 Provision for income taxes..........................     525      797     435
                                                      -------  ------- -------
 Income from continuing operations...................   1,162    1,401     870
 Income from discontinued operations, net of income
   taxes.............................................     450       86      79
                                                      -------  ------- -------
 Net income.......................................... $ 1,612  $ 1,487 $   949
                                                      =======  ======= =======
 Net income after April 7, 2000 (date of
   demutualization) (Note 1).........................                  $ 1,169
                                                                       =======

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                                 Accumulated Other Comprehensive
                                                                                          Income (Loss)
                                                                              ------------------------------------
                                                                                   Net         Foreign    Minimum
                                                         Additional             Unrealized    Currency    Pension
                                                  Common  Paid-in   Retained    Investment   Translation Liability
                                                  Stock   Capital   Earnings  (Losses) Gains Adjustment  Adjustment  Total
                                                  ------ ---------- --------  -------------- ----------- ---------- -------
Balance at December 31, 1999.....................  $--    $    --   $ 14,100      $ (297)       $ (94)      $(19)   $13,690
Policy credits and cash payments to eligible
 policyholders...................................                     (2,958)                                        (2,958)
Common stock issued in demutualization...........    5     10,917    (10,922)                                            --
Capital contribution from the Holding
 Company.........................................           3,632                                                     3,632
Dividends on common stock........................                       (762)                                          (762)
Comprehensive income:
  Net loss before date of demutualization........                       (220)                                          (220)
  Net income after date of demutualization.......                      1,169                                          1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                  1,480                              1,480
   Foreign currency translation adjustments......                                                  (6)                   (6)
   Minimum pension liability adjustment..........                                                             (9)        (9)
                                                                                                                    -------
   Other comprehensive income....................                                                                     1,465
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,414
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2000.....................    5     14,549        407       1,183         (100)       (28)    16,016
Sale of subsidiary to the Holding Company........              96                                                        96
Issuance of warrants--by subsidiary..............              40                                                        40
Dividends on common stock........................          (1,860)    (1,894)                                        (3,754)
Comprehensive income:
  Net income.....................................                      1,487                                          1,487
  Other comprehensive income:
   Cumulative effect of change in accounting
    for derivatives, net of income taxes and
    reclassification adjustment..................                                     22                                 22
   Unrealized gains on derivative instruments,
    net of income taxes..........................                                     24                                 24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    570                                570
   Foreign currency translation adjustments......                                                 (39)                  (39)
   Minimum pension liability adjustment..........                                                            (18)       (18)
                                                                                                                    -------
   Other comprehensive income....................                                                                       559
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,046
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2001.....................    5     12,825         --       1,799         (139)       (46)    14,444
Sale of subsidiaries to the Holding Company......             149                                                       149
Capital contribution from the Holding
 Company.........................................             500                                                       500
Dividends on common stock........................                       (904)                                          (904)
Comprehensive income:
  Net income.....................................                      1,612                                          1,612
  Other comprehensive income:
   Unrealized losses on derivative instruments,
    net of income taxes..........................                                    (58)                               (58)
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    250                                250
   Foreign currency translation adjustments......                                                  72                    72
                                                                                                                    -------
   Other comprehensive income....................                                                                       264
                                                                                                                    -------
  Comprehensive income...........................                                                                     1,876
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2002.....................  $ 5    $13,474   $    708      $1,991        $ (67)      $(46)   $16,065
                                                   ===    =======   ========      ======        =====       ====    =======

          See Accompanying Notes to Consolidated Financial Statements

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                          2002      2001      2000
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  1,612  $  1,487  $    949
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses..............................      383       318       363
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (456)     (358)     (451)
   Losses (gains) from sales of investments and businesses, net........      870      (894)      472
   Interest credited to other policyholder account balances............    2,711     3,035     2,935
   Universal life and investment-type product policy fees..............   (1,918)   (1,874)   (1,820)
   Change in premiums and other receivables............................   (2,200)     (612)      331
   Change in deferred policy acquisition costs, net....................     (766)     (553)     (519)
   Change in insurance-related liabilities.............................    4,550     3,522     2,618
   Change in income taxes payable......................................      684       871       246
   Change in other liabilities.........................................       32      (226)     (997)
   Other, net..........................................................     (698)     (920)     (919)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    4,804     3,796     3,208
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   61,473    51,438    56,971
   Equity securities...................................................    2,676     2,073       748
   Mortgage loans on real estate.......................................    2,632     1,936     2,185
   Real estate and real estate joint ventures..........................      179     1,131       606
   Other limited partnership interests.................................      340       396       422
Purchases of:
   Fixed maturities....................................................  (79,527)  (51,417)  (64,918)
   Equity securities...................................................   (1,217)   (3,045)     (863)
   Mortgage loans on real estate.......................................   (3,188)   (3,412)   (2,787)
   Real estate and real estate joint ventures..........................      (28)     (665)     (407)
   Other limited partnership interests.................................     (447)     (424)     (660)
Net change in short-term investments...................................     (308)     (303)    2,382
Purchase of businesses, net of cash received...........................       --        --      (416)
Proceeds from sales of businesses......................................      749       831       877
Net change in payable under securities loaned transactions.............    3,659       361     5,840
Other, net.............................................................     (814)     (534)     (821)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(13,821) $ (1,634) $   (841)
                                                                        --------  --------  --------

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                         2002      2001      2000
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 27,681  $ 29,171  $ 28,452
   Withdrawals........................................................  (22,118)  (25,593)  (28,504)
Net change in short-term debt.........................................      567      (740)   (3,095)
Long-term debt issued.................................................      537       353     1,214
Long-term debt repaid.................................................     (221)   (1,379)     (124)
Capital contribution from the Holding Company.........................      649        96     3,632
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --       197        --
Cash payments to eligible policyholders...............................       --        --    (2,550)
Dividends on common stock.............................................     (904)   (3,754)     (762)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    6,191    (1,649)   (1,737)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................   (2,826)      513       630
Cash and cash equivalents, beginning of year..........................    3,932     3,419     2,789
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  1,106  $  3,932  $  3,419
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year for:
       Interest....................................................... $    267  $    336  $    448
                                                                       ========  ========  ========
       Income taxes................................................... $     96  $   (335) $    256
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Policy credits to eligible policyholders....................... $     --  $     --  $    408
                                                                       ========  ========  ========
       Business acquisitions--assets.................................. $     --  $     --  $ 22,936
                                                                       ========  ========  ========
       Business acquisitions--liabilities............................. $     --  $     --  $ 22,437
                                                                       ========  ========  ========
       Business dispositions--assets.................................. $ 17,276  $  6,162  $  1,184
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $ 16,547  $  5,263  $  1,014
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     30  $     30  $     24
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $  1,530  $     --
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    954  $     --  $     49
                                                                       ========  ========  ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities, automobile and property insurance and mutual funds to individuals and group insurance, reinsurance, as well as retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 7. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001, and Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 12.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

   Minority interest related to consolidated entities included in other liabilities was $481 million and $442 million at December 31, 2002 and 2001, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

  Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges, and
(ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

   Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally upon investment returns, mortality, morbidity, persistency, expenses to administer the business creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

   Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the insured and the property covered, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

   Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed above. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

   Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

   Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Significant Accounting Policies

   Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

   Real estate held-for-investment including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   Structured Investment Transactions and Variable Interest Entities

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES net investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

   Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the asset-backed securitizations and structured investment transactions discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

   The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate in accordance with the provisions of FIN 46 at:

                                                                        December 31, 2002
                                                                        ------------------
                                                                                   Maximum
                                                                        Total    Exposure to
                                                                        Assets      Loss
                                                                        ------   -----------
                                                                        (Dollars in millions)
Financial asset-backed securitizations and collateralized debt and bond
  obligations.......................................................... $1,719      $  9(1)
Other structured investment transactions...............................     89        38(2)
Real estate joint ventures.............................................    443       196(3)
Other limited partnership interests....................................    864       167(3)
                                                                         ------     ----
   Total............................................................... $3,115      $410
                                                                         ======     ====

--------
(1) The maximum exposure to loss is based on the carrying value of retained interests.
(2) The maximum exposure to loss is based on the carrying value of beneficial interests.
(3) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

   Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the New York Insurance Department (the "Department"). The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value generally recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2002 and 2001, 19 and 15, respectively, of such RSATs, with notional amounts totaling $285 million and $205 million, respectively, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered calls and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

   Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

   Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for a company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $368 million and $546 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $81 million, $96 million and $90 million for the years ended December 31, 2002, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $297 million and $165 million at December 31, 2002 and 2001, respectively. Related amortization expense was $153 million, $106 million and $45 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2002.......  $1,502    $ 8,969   $10,471
        Capitalizations..................      --      2,227     2,227
                                           ------    -------   -------
               Total.....................   1,502     11,196    12,698
                                           ------    -------   -------
        Amortization allocated to:
           Net investment gains (losses).      16         (5)       11
           Unrealized investment gains...      31        173       204
           Other expenses................     121      1,380     1,501
                                           ------    -------   -------
               Total amortization........     168      1,548     1,716
                                           ------    -------   -------
        Dispositions and other...........    (463)      (853)   (1,316)
                                           ------    -------   -------
        Balance at December 31, 2002.....  $  871    $ 8,795   $ 9,666
                                           ======    =======   =======

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2001.......  $1,674    $ 8,823   $10,497
        Capitalizations..................      --      2,018     2,018
                                           ------    -------   -------
               Total.....................   1,674     10,841    12,515
                                           ------    -------   -------
        Amortization allocated to:
           Net investment (losses) gains.     (15)        36        21
           Unrealized investment gains...      16        112       128
           Other expenses................     178      1,256     1,434
                                           ------    -------   -------
               Total amortization........     179      1,404     1,583
                                           ------    -------   -------
        Dispositions and other...........       7       (468)     (461)
                                           ------    -------   -------
        Balance at December 31, 2001.....  $1,502    $ 8,969   $10,471
                                           ======    =======   =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at January 1, 2000..............  $  632    $ 8,438   $ 9,070
     Capitalizations.........................      --      1,805     1,805
     Acquisitions............................   1,480        201     1,681
                                               ------    -------   -------
            Total............................   2,112     10,444    12,556
                                               ------    -------   -------
     Amortization allocated to:
        Net investment gains (losses)........      28       (123)      (95)
        Unrealized investment gains..........      93        503       596
        Other expenses.......................     310      1,162     1,472
                                               ------    -------   -------
            Total amortization...............     431      1,542     1,973
                                               ------    -------   -------
     Dispositions and other..................      (7)       (79)      (86)
                                               ------    -------   -------
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $83 million in 2003, $78 million in 2004, $73 million in 2005, $70 million in 2006 and $64 million in 2007.

   Amortization of VOBA and deferred policy acquisition costs is allocated to
(i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

   Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in goodwill were as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 575    $703    $ 611
                 Acquisitions..............     7      20      286
                 Amortization..............    --     (47)     (50)
                 Impairment losses.........    (2)    (61)      --
                 Dispositions and other....  (175)    (40)    (144)
                                             -----    ----   -----
                 Net balance at December 31 $ 405    $575    $ 703
                                             =====    ====   =====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2002         2001
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $71          $100
                                                ===            ====

   Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

   Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

   Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

   Participating Business

   Participating business represented approximately 16% and 18% of the Company's life insurance in-force, and 90% and 82% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 43% and 46%, 44% and 46%, and 47% and 50% of gross and net life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

   Income Taxes

   Metropolitan Life, the Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

   Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

   Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

   Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in
Note 17 the pro forma disclosures required by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

   Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

   Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Demutualization and Initial Public Offering

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "Structured Investment Transactions and Variable Interest Entities."

   As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

   In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation --Transition and Disclosure ("SFAS 148"), which provides guidance on how to transition from the intrinsic value method of accounting for stock-based employee compensation under APB 25 to the fair value method of accounting of SFAS 123, if a company so elects. Effective January 1, 2003, the Company adopted the fair value method of recording stock options under SFAS
123. In accordance with alternatives available under the transitional guidance of SFAS 148, the Company has elected to apply the fair value method of accounting for stock options prospectively to awards granted subsequent to January 1, 2003. As permitted, options granted prior to January 1, 2003, will continue to be accounted for under APB 25, and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005.

   In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES for others. Disclosure requirements under FIN 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN 45. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the initial adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN 45 requires the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 11.

   In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). As discussed in Note 13, in the fourth quarter of 2001, the Company recorded a charge of $330 million, net of income taxes of $169 million, associated with business realignment initiatives using the EITF 94-3 accounting guidance.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 20.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill during 2002. Amortization of goodwill was $47 million and $50 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was not material for the years ended December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets in the third quarter of 2002 as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in income in the first quarter of 2002 as a cumulative effect of a change in accounting.

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposure to these events with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, and it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. Net income for the year ended December 31, 2002 includes a $17 million, net of income taxes of $9 million, benefit from the reduction of the liability associated with the tragedies. This revision of the liability is the result of an analysis completed during the fourth quarter of 2002, which focused on the emerging incidence experienced over the past 12 months associated with certain disability products. As of December 31, 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $47 million, principally related to disability coverages. The estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and the claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The Company's general account investment portfolios include investments, primarily comprised of fixed maturities, in industries that were affected by the tragedies, including airline, other travel, lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The carrying value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.5 billion at December 31, 2002.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. This may have a negative effect on MetLife's businesses and results of operations over time. In particular, the declines in share prices experienced after the reopening of the U.S. equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn may have an adverse effect on fees earned in the Company's businesses. In addition, the Company has received and expects to continue to receive disability claims from individuals resulting from the tragedies.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities........   30,444   1,534       20     31,958
       Foreign corporate securities......   15,405   1,295      185     16,515
       U.S. treasuries/agencies..........   13,256   1,514        3     14,767
       Asset-backed securities...........    8,070     204      181      8,093
       Foreign government securities.....    4,649     516       50      5,115
       States and political subdivisions.    2,575     181       20      2,736
       Other fixed income assets.........      312     126       82        356
                                          --------   ------  ------   --------
         Total bonds.....................  116,976   8,284    1,437    123,823
     Redeemable preferred stocks.........      805      13      116        702
                                          --------   ------  ------   --------
       Total fixed maturities............ $117,781  $8,297   $1,553   $124,525
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $    827  $  114   $   80   $    861
     Nonredeemable preferred stocks......      415      13        3        425
                                          --------   ------  ------   --------
       Total equity securities........... $  1,242  $  127   $   83   $  1,286
                                          ========   ======  ======   ========

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 41,552  $1,371   $  671   $ 42,252
       Mortgage-backed securities........   24,579     839      190     25,228
       Foreign corporate securities......   15,682     657      528     15,811
       U.S. treasuries/agencies..........    7,923   1,007       42      8,888
       Asset-backed securities...........    7,856     147      204      7,799
       Foreign government securities.....    5,130     522       36      5,616
       States and political subdivisions.    2,243      68       21      2,290
       Other fixed income assets.........    1,881     284      211      1,954
                                          --------   ------  ------   --------
         Total bonds.....................  106,846   4,895    1,903    109,838
    Redeemable preferred stocks..........      784      12       33        763
                                          --------   ------  ------   --------
       Total fixed maturities............ $107,630  $4,907   $1,936   $110,601
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $  1,938  $  655   $   75   $  2,518
     Nonredeemable preferred stocks......      483      28        2        509
                                          --------   ------  ------   --------
       Total equity securities........... $  2,421  $  683   $   77   $  3,027
                                          ========   ======  ======   ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held foreign currency derivatives with notional amounts of $2,372 million and $1,958 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2002 and 2001, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,731 million and $9,618 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $395 million and $236 million at December 31, 2002 and 2001, respectively.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  3,702    $  3,765
        Due after one year through five years......   22,212      23,250
        Due after five years through ten years.....   20,504      21,985
        Due after ten years........................   32,044      34,772
                                                    --------    --------
           Subtotal................................   78,462      83,772
        Mortgage-backed and asset-backed securities   38,514      40,051
                                                    --------    --------
           Subtotal................................  116,976     123,823
        Redeemable preferred stock.................      805         702
                                                    --------    --------
           Total fixed maturities.................. $117,781    $124,525
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                       -------------------------
                                         2002     2001     2000
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $34,918  $27,576  $46,205
               Gross investment gains. $ 1,683  $   634  $   599
               Gross investment losses $  (973) $  (934) $(1,520)

   Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $1,342 million, $278 million and $324 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,477 million and $11,416 million and an estimated fair value of $16,120 million and $12,066 million were on loan under the program at December 31, 2002 and 2001, respectively. The Company was liable for cash collateral under its control of $16,321 million and $12,662 million at December 31, 2002 and 2001, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored five securitizations with a total of approximately $1,719 million in financial assets as of December 31, 2002. Two of these transactions included the transfer of assets totaling approximately $289 million in 2001, resulting in the recognition of an insignificant amount of investment gains. The Company's beneficial interests in these SPEs as of December, 31, 2002 and 2001 and the related investment income for the years ended December 31, 2002, 2001 and 2000 were insignificant.

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $870 million and $1.6 billion at December 31, 2002 and 2001, respectively. The related income recognized was $1 million, $44 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $939 million and $835 million at December 31, 2002 and 2001, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,430 million and $1,336 million at December 31, 2002 and 2001, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      -------------------------------
                                           2002            2001
                                      --------------- ---------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $20,433   80%   $19,503   79%
          Agricultural mortgage loans   5,042   20%     5,267   21%
                                      -------  ----   -------  ----
             Total...................  25,475  100%    24,770  100%
                                      =======  ====   =======  ====
          Less: Valuation allowances.     122             144
                                      -------         -------
             Mortgage loans.......... $25,353         $24,626
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 18%, 13% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2002 and 2001 include $1,515 million and $1,530 million, respectively from MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $620 million and $644 million at December 31, 2002 and 2001, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                        Years ended
                                                       December 31,
                                                     --------------------
                                                     2002    2001   2000
                                                     ----    ----   ----
                                                     (Dollars in millions)
          Balance at January 1...................... $144    $ 83   $ 90
          Additions.................................   39     106     38
          Deductions for writedowns and dispositions  (56)    (45)   (74)
          (Dispositions) acquisitions of affiliates.   (5)     --     29
                                                      ----   ----   ----
          Balance at December 31.................... $122    $144   $ 83
                                                      ====   ====   ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:


                                                             December 31,
                                                             -----------
                                                             2002   2001
                                                             ----  ------
                                                             (Dollars in
                                                              millions)
        Impaired mortgage loans with valuation allowances... $604  $  816
        Impaired mortgage loans without valuation allowances  257     315
                                                             ----  ------
        Total...............................................  861   1,131
        Less: Valuation allowances on impaired mortgages....  121     140
                                                             ----  ------
           Impaired mortgage loans.......................... $740  $  991
                                                             ====  ======

   The average investment in impaired mortgage loans on real estate was $1,068 million, $938 million and $912 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $88 million, $103 million and $80 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   The investment in restructured mortgage loans on real estate was $410 million and $684 million at December 31, 2002 and 2001, respectively. Interest income of $44 million, $76 million and $77 million was recognized on restructured loans for the years ended December 31, 2002, 2001 and 2000, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $41 million, $60 million and $74 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $28 million and $43 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------
                                                                 2002    2001
                                                                ------  ------
                                                                  (Dollars in
                                                                   millions)
 Real estate and real estate joint ventures held-for-investment $3,808  $3,435
 Impairments...................................................   (188)   (157)
                                                                ------  ------
    Total......................................................  3,620   3,278
                                                                ------  ------
 Real estate held-for-sale.....................................    327   1,859
 Impairments...................................................    (82)   (177)
 Valuation allowance...........................................    (16)    (35)
                                                                ------  ------
    Total......................................................    229   1,647
                                                                ------  ------
        Real estate and real estate joint ventures............. $3,849  $4,925
                                                                ======  ======

   Accumulated depreciation on real estate was $1,319 million and $1,882 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $180 million, $217 million and $224 million for the years ended December 31, 2002, 2001 and 2000, respectively. These amounts include $48 million, $79 million and $80 million of depreciation expense related to discontinued operations for the years ended December 31, 2002, 2001 and 2000, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               -----------------------------
                                    2002           2001
                               -------------- --------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $2,244   58%   $3,079   63%
                   Retail.....    697   18%      779   16%
                   Apartments.    454   12%      495   10%
                   Land.......     87    2%      184    4%
                   Agriculture      7    0%       14    0%
                   Other......    360   10%      374    7%
                               ------  ----   ------  ----
                      Total... $3,849  100%   $4,925  100%
                               ======  ====   ======  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2002, approximately 26%, 23% and 16% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002     2001    2000
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 35     $ 39    $ 34
          Additions charged to operations...........   21       16      17
          Deductions for writedowns and dispositions  (40)     (20)    (12)
                                                      ----     ----    ----
          Balance at December 31.................... $ 16     $ 35    $ 39
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $40 million, $22 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively. Investment income related to impaired real estate held-for-sale was $11 million, $31 million and $52 million for the years ended December 31, 2002, 2001 and 2000, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $62 million and $9 million at December 31, 2002 and 2001, respectively.

   The Company owned real estate acquired in satisfaction of debt of $8 million and $49 million at December 31, 2002 and 2001, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2002       2001
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  985     $1,070
                   Estimated residual values    428        505
                                              ------     ------
                      Total.................  1,413      1,575
                   Unearned income..........   (368)      (404)
                                              ------     ------
                      Leveraged leases...... $1,045     $1,171
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases was $981 million and $1,077 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Investment Income

   The components of net investment income were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                      2002     2001    2000
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,861  $ 8,462 $ 8,529
   Equity securities................................      25       48      41
   Mortgage loans on real estate....................   1,840    1,838   1,693
   Real estate and real estate joint ventures(1)....     756      910     990
   Policy loans.....................................     512      527     515
   Other limited partnership interests..............      57       48     142
   Cash, cash equivalents and short-term investments     224      264     271
   Other............................................     318      268     192
                                                     -------  ------- -------
      Total.........................................  11,593   12,365  12,373
   Less: Investment expenses(1).....................     893    1,243   1,344
                                                     -------  ------- -------
      Net investment income......................... $10,700  $11,122 $11,029
                                                     =======  ======= =======

--------
(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

  Net Investment (Losses) Gains

   Net investment (losses) gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ----------------------
                                                    2002    2001     2000
                                                   -----   ------  -------
                                                    (Dollars in millions)
     Fixed maturities............................. $(862)  $ (644) $(1,437)
     Equity securities............................   230       66      192
     Mortgage loans on real estate................   (21)     (91)     (18)
     Real estate and real estate joint ventures(1)    (6)   1,626      101
     Other limited partnership interests..........    (2)    (161)      (7)
     Sales of businesses..........................    (7)      25      632
     Other........................................  (201)      73       65
                                                   -----   ------  -------
            Total.................................  (869)     894     (472)
     Amounts allocable to:
        Deferred policy acquisition costs.........   (11)     (21)      95
        Participating contracts...................    (7)    (105)    (126)
        Policyholder dividend obligation..........   157      159       85
                                                   -----   ------  -------
            Net investment (losses) gains......... $(730)  $  927  $  (418)
                                                   =====   ======  =======

--------
(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses, (ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts, and (iii) adjustments to the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

  Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years ended December 31,
                                                 -------------------------
                                                   2002     2001     2000
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 6,713  $ 2,971  $ 1,696
     Equity securities..........................      44      606      744
     Derivatives................................     (24)      71       --
     Other invested assets......................       1       59       58
                                                 -------  -------  -------
            Total...............................   6,734    3,707    2,498
                                                 -------  -------  -------
     Amounts allocable to:
        Future policy benefit loss recognition..  (1,242)     (30)    (284)
        Deferred policy acquisition costs.......    (366)      (6)     113
        Participating contracts.................    (129)    (127)    (133)
        Policyholder dividend obligation........  (1,882)    (708)    (385)
     Deferred income taxes......................  (1,124)  (1,037)    (626)
                                                 -------  -------  -------
            Total...............................  (4,743)  (1,908)  (1,315)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 1,991  $ 1,799  $ 1,183
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2002    2001    2000
                                                                      -------  ------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $ 1,799  $1,183  $ (297)
Unrealized investment gains during the year..........................   2,803   1,391   3,298
Unrealized investment (losses) gains relating to:
   Future policy benefit (loss) gain recognition.....................  (1,212)    254     (35)
   Deferred policy acquisition costs.................................    (204)   (128)   (596)
   Participating contracts...........................................      (2)      6     (15)
   Policyholder dividend obligation..................................  (1,174)   (323)   (385)
Deferred income taxes................................................     (72)   (475)   (787)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................      53    (109)     --
                                                                      -------  ------  ------
Balance at December 31............................................... $ 1,991  $1,799  $1,183
                                                                      =======  ======  ======
Net change in unrealized investment gains............................ $   192  $  616  $1,480
                                                                      =======  ======  ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                             2002                        2001
                                  --------------------------- ---------------------------
                                           Current Market or             Current Market
                                               Fair Value                or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
Financial futures................ $     4   $ --     $ --     $    --   $ --      $--
Interest rate swaps..............   3,866    196      126       1,823     73        9
Floors...........................     325      9       --         325     11       --
Caps.............................   7,770     --       --       8,010      5       --
Financial forwards...............   1,870     --       12          --     --       --
Foreign currency swaps...........   2,371     92      181       1,925    188       26
Options..........................      78      9       --       1,880      8       12
Foreign currency forwards........       1     --       --          33      4       --
Written covered calls............      --     --       --          40     --       --
Credit default swaps.............     376      2       --         270     --       --
                                  -------   ----     ----     -------   ----      ---
   Total contractual commitments. $16,661   $308     $319     $14,306   $289      $47
                                  =======   ====     ====     =======   ====      ===

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2002 and 2001:

                                  December 31, 2001           Terminations/ December 31, 2002
                                   Notional Amount  Additions  Maturities    Notional Amount
                                  ----------------- --------- ------------- -----------------
                                                     (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures................      $    --       $   760     $  756          $     4
Interest rate swaps..............        1,823         3,005        962            3,866
Floors...........................          325            --         --              325
Caps.............................        8,010         3,750      3,990            7,770
Financial forwards...............           --         2,870      1,000            1,870
Foreign currency swaps...........        1,925           760        314            2,371
Options..........................        1,880            55      1,857               78
Foreign currency forwards........           33             1         33                1
Written covered calls............           40            --         40               --
Credit default swaps.............          270           121         15              376
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging................        9,008         3,817      4,142            8,683
Invested asset hedging...........        4,768         4,488      3,972            5,284
Portfolio hedging................          530         2,104         --            2,634
Forecasted transaction hedging...           --           913        853               60
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                     Remaining Life
                          ---------------------------------------------------------------------
                          One Year   After One Year   After Five Years
                          or Less  Through Five Years Through Ten Years After Ten Years  Total
                          -------- ------------------ ----------------- --------------- -------
                                                  (Dollars in millions)
Financial futures........  $    4        $   --            $   --            $ --       $     4
Interest rate swaps......      64         1,887             1,630             285         3,866
Floors...................      --            --               325              --           325
Caps.....................   1,000         6,770                --              --         7,770
Financial forwards.......   1,870            --                --              --         1,870
Foreign currency swaps...      88           962               851             470         2,371
Options..................       3            20                --              55            78
Foreign currency forwards      --             1                --              --             1
Written covered calls....      --            --                --              --            --
Credit default swaps.....      45           331                --              --           376
                           ------        ------            ------            ----       -------
   Total contractual
     commitments.........  $3,074        $9,971            $2,806            $810       $16,661
                           ======        ======            ======            ====       =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                2002                        2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair value...... $   418   $ --     $ 64     $    --   $ --      $--
    Cash flow.......   3,445     69       72         607     61        1
    Non qualifying..  12,798    239      183      13,699    228       46
                     -------   ----     ----     -------   ----      ---
       Total........ $16,661   $308     $319     $14,306   $289      $47
                     =======   ====     ====     =======   ====      ===

   For the years ended December 2002, 2001 and 2000, the Company recognized net investment income of $23 million, $32 million and $13 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   During the year ended December 31, 2002, the Company recognized $30 million in net investment losses related to qualifying fair value hedges. Accordingly, $34 million of unrealized gains on fair value hedged investments were recognized in net investment gains and losses. There were no derivatives designated as fair value hedges during the year ended December 31, 2001. There were no discontinued hedges during the year ended December 31, 2002.

   For the years ended December 31, 2002 and 2001, the amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $24 million and gains of $71 million, respectively. During the year ended December 31, 2002, the Company recognized other comprehensive losses of $142 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2002, $10 million of other comprehensive income and $57 million of other comprehensive losses were reclassified into net investment

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income and net investment losses, respectively. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income due to the SFAS No. 133 transition adjustment. Approximately $6 million and $12 million of the losses reported in accumulated other comprehensive income at December 31, 2002 are expected to be reclassified during the year ending December 31, 2003 into net investment income and net investment gains and losses, respectively, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment income of $32 million and $24 million, respectively, and net investment losses of $172 million and net investment gains of $100 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2002                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,525  $124,525
   Equity securities.................................................          $  1,286  $  1,286
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................          $  3,027  $  3,027
   Mortgage loans on real estate.....................................          $ 24,626  $ 25,815
   Policy loans......................................................          $  7,894  $  7,894
   Short-term investments............................................          $  1,168  $  1,168
   Cash and cash equivalents.........................................          $  3,932  $  3,932
   Mortgage loan commitments.........................................  $  532  $     --  $     (4)
   Commitments to fund partnership investments.......................  $1,898  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 47,494  $ 47,833
   Short-term debt...................................................          $    345  $    345
   Long-term debt....................................................          $  2,380  $  2,442
   Payable under securities loaned transactions......................          $ 12,662  $ 12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    276  $    276

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Agreements

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership agreements have no stated interest rate and are assumed to have a fair value of zero.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                             December 31,
                                                    ------------------------------
                                                    Pension Benefits Other Benefits
                                                    --------------   --------------
                                                     2002     2001    2002    2001
                                                    ------   ------  ------  ------
                                                         (Dollars in millions)
Change in projected benefit obligation:
 Projected benefit obligation at beginning of year. $4,426   $4,145  $1,669  $1,542
   Service cost....................................    104      104      36      34
   Interest cost...................................    307      308     123     115
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Actuarial losses................................    307      169     342      66
   Curtailments and terminations...................     (3)     (49)     (2)      9
   Change in benefits..............................     --       29    (168)     --
   Benefits paid...................................   (284)    (268)   (122)    (97)
                                                    ------   ------  ------  ------
 Projected benefit obligation at end of year.......  4,747    4,426   1,878   1,669
                                                    ------   ------  ------  ------
Change in plan assets:
 Contract value of plan assets at beginning of year  4,161    4,619   1,169   1,318
   Actual return on plan assets....................   (185)    (201)    (92)    (49)
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Employer and participant contributions..........    426       23       1       1
   Benefits paid...................................   (284)    (268)   (113)   (101)
                                                    ------   ------  ------  ------
 Contract value of plan assets at end of year......  4,008    4,161     965   1,169
                                                    ------   ------  ------  ------
Under funded.......................................   (739)    (265)   (913)   (500)
Unrecognized net actuarial losses (gains)..........  1,507      693     262    (258)
Unrecognized prior service cost (credit)...........    101      116    (208)    (49)
                                                    ------   ------  ------  ------
Prepaid benefit (accrued) cost..................... $  869   $  544  $ (859) $ (807)
                                                    ======   ======  ======  ======
Qualified plan prepaid pension cost................ $1,164   $  805
Non-qualified plan accrued pension cost............   (341)    (323)
Unamortized prior service cost.....................     --       16
Accumulated other comprehensive loss...............     46       46
                                                    ------   ------
Prepaid benefit cost............................... $  869   $  544
                                                    ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                         Qualified Plan   Non-Qualified Plan       Total
                                        ----------------  -----------------  ----------------
                                          2002     2001    2002      2001      2002     2001
                                        -------  -------   -----     -----   -------  -------
                                                      (Dollars in millions)
Aggregate projected benefit
  obligation........................... $(4,273) $(4,006) $(474)    $(420)   $(4,747) $(4,426)
Aggregate contract value of plan assets
  (principally Company contracts)......   4,008    4,161     --        --      4,008    4,161
                                        -------  -------   -----     -----   -------  -------
(Under) over funded.................... $  (265) $   155  $(474)    $(420)   $  (739) $  (265)
                                        =======  =======   =====     =====   =======  =======

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                             Pension Benefits   Other Benefits
                                             ---------------- ------------------
                                              2002    2001       2002     2001
                                             ------ --------- ---------- -------
                                                    (Dollars in millions)
Weighted average assumptions at December 31:
   Discount rate............................ 6.75%  6.9%-7.4% 6.5%-7.25% 6%-7.4%
   Expected rate of return on plan assets...  8%-9%   8%-9%    5.2%-9%    6%-9%
   Rate of compensation increase............ 4%-6%    4%-6%      N/A       N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                December 31,
                               -----------------------------------------------
                                        2002                    2001
                               ---------------------- ------------------------
  Pre-Medicare eligible claims 9% down to 5% in 2010  9.5% down to 5% in 2010
  Medicare eligible claims.... 11% down to 5% in 2014 11.5% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components     $10         $10
Effect on accumulated postretirement benefit obligation     $90         $88

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2002   2001   2000  2002   2001  2000
                                               -----  -----  -----  ----  -----  ----
                                                        (Dollars in millions)
Service cost.................................. $ 104  $ 104  $  98  $ 36  $  34  $ 29
Interest cost.................................   307    308    291   123    115   113
Expected return on plan assets................  (354)  (402)  (420)  (93)  (108)  (97)
Amortization of prior actuarial losses (gains)    33     (2)   (19)   (9)   (27)  (22)
Curtailment cost (credit).....................    11     21     (3)    4      6     2
                                               -----  -----  -----  ----  -----  ----
Net periodic benefit cost (credit)............ $ 101  $  29  $ (53) $ 61  $  20  $ 25
                                               =====  =====  =====  ====  =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $49 million, $55 million and $65 million for the years ended December 31, 2002, 2001 and 2000, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 is not considered material).

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                               December 31,
                                                                                             --------------------
                                                                                               2002       2001
                                                                                              -------    -------
                                                                                             (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits...................................................................... $41,207    $40,325
Other policyholder funds....................................................................     279        321
Policyholder dividends payable..............................................................     719        757
Policyholder dividend obligation............................................................   1,882        708
Payables under securities loaned transactions...............................................   4,851      3,350
Other liabilities...........................................................................     433         90
                                                                                              -------    -------
       Total closed block liabilities.......................................................  49,371     45,551
                                                                                              -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $28,334 and $25,761,
     respectively)..........................................................................  29,981     26,331
   Equity securities, at fair value (amortized cost: $236 and $240, respectively)...........     218        282
   Mortgage loans on real estate............................................................   7,032      6,358
   Policy loans.............................................................................   3,988      3,898
   Short-term investments...................................................................      24        170
   Other invested assets....................................................................     604        159
                                                                                              -------    -------
       Total investments....................................................................  41,847     37,198
Cash and cash equivalents...................................................................     435      1,119
Accrued investment income...................................................................     540        550
Deferred income taxes.......................................................................   1,151      1,060
Premiums and other receivables..............................................................     130        244
                                                                                              -------    -------
       Total assets designated to the closed block..........................................  44,103     40,171
                                                                                              -------    -------
Excess of closed block liabilities over assets designated to the closed block...............   5,268      5,380
                                                                                              -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred income tax of $577 and $219,
     respectively...........................................................................   1,047        389
   Unrealized derivative gains, net of deferred income tax of $7 and $9, respectively.......      13         17
   Allocated to policyholder dividend obligation, net of deferred income tax of $668 and
     $255, respectively.....................................................................  (1,214)      (453)
                                                                                              -------    -------
                                                                                                (154)       (47)
                                                                                              -------    -------
Maximum future earnings to be recognized from closed block assets and liabilities........... $ 5,114    $ 5,333
                                                                                              =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:



                                                                                      For the period
                                                                        Years ended   April 7, 2000
                                                                        December 31,     through
                                                                       -------------   December 31,
                                                                        2002    2001       2000
                                                                       ------  -----  --------------
                                                                           (Dollars in millions)
Balance at beginning of period........................................ $  708  $ 385       $ --
Impact on net income before amounts allocable to policyholder dividend
  obligation..........................................................    157    159         85
Net investment losses.................................................   (157)  (159)       (85)
Change in unrealized investment and derivative gains..................  1,174    323        385
                                                                       ------  -----       ----
Balance at end of period.............................................. $1,882  $ 708       $385
                                                                       ======  =====       ====

   Closed block revenues and expenses were as follows:

                                                                                             For the period
                                                                               Years ended   April 7, 2000
                                                                               December 31,     through
                                                                              -------------   December 31,
                                                                               2002   2001        2000
                                                                              ------ ------  --------------
                                                                                  (Dollars in millions)
REVENUES
Premiums..................................................................... $3,551 $3,658      $2,900
Net investment income and other revenues.....................................  2,568  2,555       1,789
Net investment gains (losses) (net of amounts allocable to the policyholder
  dividend obligation of $(157), $(159) and $(85), respectively).............    168    (20)       (150)
                                                                              ------ ------      ------
   Total revenues............................................................  6,287  6,193       4,539
                                                                              ------ ------      ------
EXPENSES
Policyholder benefits and claims.............................................  3,770  3,862       2,874
Policyholder dividends.......................................................  1,573  1,544       1,132
Change in policyholder dividend obligation (excludes amounts directly related
  to net investment losses of $(157), $(159) and $(85), respectively)........    157    159          85
Other expenses...............................................................    310    352         265
                                                                              ------ ------      ------
   Total expenses............................................................  5,810  5,917       4,356
                                                                              ------ ------      ------
Revenues net of expenses before income taxes.................................    477    276         183
Income taxes.................................................................    173     97          67
                                                                              ------ ------      ------
Revenues net of expenses and income taxes.................................... $  304 $  179      $  116
                                                                              ====== ======      ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The change in maximum future earnings of the closed block was as follows:

                                                          For the period
                                            Years ended   April 7, 2000
                                           December 31,      through
                                          --------------   December 31,
                                           2002    2001        2000
                                          ------  ------  --------------
                                              (Dollars in millions)
       Balance at the end of period...... $5,114  $5,333      $5,512
       Less:
          Reallocation of assets.........     85      --          --
          Balance at beginning of period.  5,333   5,512       5,628
                                          ------  ------      ------
       Change during period.............. $ (304) $ (179)     $ (116)
                                          ======  ======      ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with Federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2002           December 31, 2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Carrying ------------------
                      Amount  Assets Liabilities  Value   Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $ --    $--       $--       $ --    $--       $--
    Cash flow.......    128      2        11        171     22        --
    Non-qualifying..    258     32         2        112     13         5
                       ----    ---       ---       ----    ---       ---
       Total........   $386    $34       $13       $283    $35       $ 5
                       ====    ===       ===       ====    ===       ===

   The amounts accumulated in other comprehensive loss relating to cash flow hedges were gains of $21 million for both the years ended December 31, 2002 and 2001. During the year ended December 31, 2002, the Company recognized other comprehensive gains of $4 million relating to the effective portion of cash flow hedges. Reclassifications are recognized over the life of the hedged item. During the year ended December 31, 2002, $4 million of other comprehensive loss was reclassified into net investment income. Approximately $3 million of the gains reported in accumulated other comprehensive loss is expected to be reclassified into net investment income during the year ending December 31, 2003, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment losses of $11 million and net investment gains of $5 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million.

8.  Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $39,157 million and $48,912 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $14,755 million and $13,802 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $463 million, $564 million and $667 million for the years ended December 31, 2002, 2001 and 2000, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 4.8% and 7.0% at December 31, 2002 and 2001, respectively. The assets that support these liabilities were comprised of $12,531 million and $11,888 million in fixed maturities at December 31, 2002 and 2001, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  -------------
                                                                                   2002   2001
                                                                                  ------ ------
                                                                                   (Dollars in
                                                                                    millions)
Surplus notes, interest rates ranging from 6.30% to 7.88%, maturity dates ranging from 2003 to 2025.............................................................. $1,632 $1,630
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500     --
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    298    298
Investment related exchangeable debt, interest rate of 4.90%.....................     --    195
Fixed rate notes, interest rates ranging from 4.39% to 12.00%, maturity dates
  ranging from 2005 to 2019......................................................     33     87
Capital lease obligations........................................................     21     23
Other notes with varying interest rates..........................................    140    147
                                                                                  ------ ------
Total long-term debt.............................................................  2,624  2,380
Total short-term debt............................................................    912    345
                                                                                  ------ ------
   Total......................................................................... $3,536 $2,725
                                                                                  ====== ======

   The Company maintains committed and unsecured credit facilities aggregating $2,434 million ($1,140 million expiring in 2003 and $1,294 million expiring in 2005). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provide support for the Company's commercial paper program. At December 31, 2002, the Company had drawn approximately $28 million under the facilities expiring in 2005 at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, the Company had approximately $508 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003 and, if redeemed prior to November 2013, would include a premium.

   The investment-related exchangeable debt instrument is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $405 million in 2003, $9 million in 2004, $392 million in 2005, $100 million in 2006, $4 million in 2007 and $1,714 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and a weighted average maturity of 87 days at December 31, 2001. The Company also has other collaterlized borrowings with a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002. Such securities had a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $208 million, $313 million and $417 million for the years ended December 31, 2002, 2001 and 2000, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million and $118 million, net of unamortized discounts of $6 million and $7 million at December 31, 2002 and 2001, respectively. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2002, 2001 and 2000.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

11.  Commitments, Contingencies and Guarantees

  Litigation

   Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies. Implementation of the General American class action settlement is proceeding.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2002, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 60 sales practices lawsuits pending against New England Mutual and approximately 35 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In March 2002, a purported class action complaint was filed in a federal court in Kansas by S-G Metals Industries, Inc. ("S-G Metals") against New England Mutual. The complaint seeks certification of a class on behalf of corporations and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES banks that purchased participating life insurance policies, as well as persons who purchased participating policies for use in pension plans or through work site marketing. These policyholders were not part of the New England Mutual class action settlement noted above. The action was transferred to a federal court in Massachusetts. New England Mutual moved to dismiss the case and in November 2002, the federal district court dismissed the case. S-G Metals has filed a notice of appeal. New England Mutual intends to continue to defend itself vigorously against the case.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

   Asbestos-Related Claims

   Metropolitan Life is a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In early 2002 and in early 2003, two trial courts granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                             At or for the years ended
                                                                   December 31,
                                                             ------------------------
                                                               2002     2001    2000
                                                             --------  ------- -------
Asbestos personal injury claims at year end (approximate)...  106,500   89,000  73,000
Number of new claims during the year (approximate)..........   66,000   59,500  54,500
Settlement payments during the year (dollars in millions)(1) $   95.1  $  90.7 $  71.1

--------
(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggest a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience over the last three years, Metropolitan Life expects to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim will be made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to the Company in 2003 and the amount recoverable with respect to later periods will be $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements are estimated to be $9 million with respect to 2002 claims and $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries expected to be obtained in 2003 for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. It is likely that bills will be introduced in 2003 in the United States Congress to reform asbestos litigation. While the Company strongly supports reform efforts, there can be no assurance that legislative reforms will be enacted. Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Property and Casualty Actions

   Purported class action suits involving claims by policyholders for the alleged diminished value of automobiles after accident-related repairs have been filed in Rhode Island, Texas, Georgia and Tennessee against Metropolitan Property and Casualty Insurance Company. Rhode Island and Texas trial courts denied plaintiffs' motions for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A settlement has been reached in the Georgia class action; the Company determined to settle the case in light of a Georgia Supreme Court decision involving another insurer. The settlement is being implemented. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. Total loss valuation methods are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in 2001 alleges that Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. The court has dismissed the action. An appeal has been filed. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

   Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action was filed in New York state court in New York County on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life's motion to dismiss this case was granted in a decision filed on October 31, 2002. Plaintiff has withdrawn her notice of appeal. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES claim under the Securities Exchange Act of 1934. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. In 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. In January 2003, the United States Court of Appeals for the Second Circuit affirmed the dismissal. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. The Holding Company, Metropolitan Life, the trustee of the policyholder trust, and certain present and former individual directors and officers of Metropolitan Life are named as defendants. Plaintiffs' allegations concern the treatment of the cost of the settlement in connection with the demutualization of Metropolitan Life and the adequacy and accuracy of the disclosure, particularly with respect to those costs. Plaintiffs seek compensatory, treble and punitive damages, as well as attorneys' fees and costs. The defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted on February 14, 2003. The defendants' motion to dismiss is pending. Plaintiffs have filed a motion for class certification which the Texas court has adjourned. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest them vigorously.

   Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Metropolitan Life has cooperated fully with that inquiry. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life has entered into settlement agreements to resolve the regulatory examination and the actions pending in the United States District Court for the Southern District of New York. The class action settlement, which has received preliminary approval from the court, must receive final approval before it can be implemented. A fairness hearing was held on February 7, 2003. The regulatory settlement agreement is conditioned upon final approval of the class action settlement. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters and believes that charge is adequate to cover the costs associated with these settlements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Sixteen lawsuits involving approximately 125 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

   Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and were not available to individuals like plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The district court denied the parties' cross-motions for summary judgment to allow for discovery. Discovery has not yet commenced pending the court's ruling as to the timing of a class certification motion. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain affiliates is seeking rescission and has commenced an arbitration proceeding claiming that, during underwriting, material misrepresentations or omissions were made. The reinsurer also has sent a notice purporting to increase reinsurance premium rates. Metropolitan Life and these affiliates intend to vigorously defend themselves against the claims of the reinsurer, including the purported rate increase.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                    Rental Income Sublease Income Gross Rental Payments
                    ------------- --------------- ---------------------
                                   (Dollars in millions)
         2003......    $  540           $14               $184
         2004......       510            12                160
         2005......       464            11                145
         2006......       428            10                130
         2007......       379             9                114
         Thereafter     1,724             8                643

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,667 million and $1,898 million at December 31, 2002 and 2001, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

  Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, Metropolitan Life and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets at December 31, 2002 or 2001.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million, $1,463 million, and $1,256 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million and $509 million for the years ended December 31, 2001 and 2000, respectively.

   In July 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   In October 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   In January 2000, Metropolitan Life completed its acquisition of GenAmerica, a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, and 61% of the outstanding shares of Conning common stock which was subsequently sold in 2001. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. During 2002, MetLife, Inc. purchased additional shares of RGA's outstanding common stock. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001. At December 31, 2002 and 2001, Metropolitan Life's ownership percentage of the outstanding shares of common stock was approximately 58%.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The following tables represent the original expenses recorded in the fourth quarter of 2001 and the remaining liability as of December 31, 2002:

                                      Pre-tax Charges Recorded in the Fourth Quarter of 2001
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $  9            $32            $ 3        $ 44
Facilities' consolidation costs......        3             65             --          68
Business exit costs..................      387             --             --         387
                                          ----            ---            ---        ----
   Total.............................     $399            $97            $ 3        $499
                                          ====            ===            ===        ====

                                      Remaining Liability as of December 31, 2002
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $ --            $ 1            $--        $  1
Facilities' consolidation costs......       --             13             --          13
Business exit costs..................       40             --             --          40
                                          ----            ---            ---        ----
   Total.............................     $ 40            $14            $--        $ 54
                                          ====            ===            ===        ====

   The 2001 facilities' consolidation costs include $15 million of charges related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. The remaining liability as of December 31, 2002 related to this subsidiary, which is not included in the above table, was $4 million.

   Institutional. The charges to this segment in the fourth quarter of 2001 include costs associated with exiting a business, including the write-off of goodwill, severance and severance-related costs, and facilities' consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively. During the fourth quarter of 2002, approximately $30 million of the charges recorded in 2001 were released into income primarily as a result of the accelerated implementation of the Company's exit from the large market 401(k) business. The business realignment initiatives will result in the elimination of approximately 930 positions. As of December 31, 2002, there were approximately 340 terminations to be completed. The Company continues to carry a liability as of December 31, 2002 since the exit plan could not be completed within one year due to circumstances outside the Company's control, and since certain of its contractual obligations extended beyond one year.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Individual. The charges to this segment in the fourth quarter of 2001 include facilities' consolidation costs, severance and severance-related costs, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. As of December 31, 2002, there were approximately 25 terminations to be completed. These costs were recorded in other expenses. The remaining liability as of December 31, 2002 is due to certain contractual obligations that extended beyond one year.

   Auto & Home. The charges to this segment in the fourth quarter of 2001 include severance and severance-related costs associated with the elimination of approximately 200 positions. All terminations were completed as of December 31, 2002. The costs were recorded in other expenses.

14.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Current:
                    Federal................ $ 841    $(22)   $(131)
                    State and local........   (18)     (4)      34
                    Foreign................    (5)     15        5
                                             -----    ----   -----
                                              818     (11)     (92)
                                             -----    ----   -----
                 Deferred:
                    Federal................  (322)    775      513
                    State and local........    17      32        8
                    Foreign................    12       1        6
                                             -----    ----   -----
                                             (293)    808      527
                                             -----    ----   -----
                 Provision for income taxes $ 525    $797    $ 435
                                             =====    ====   =====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes for continuing operations were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002    2001     2000
                                                     ----    ----     -----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $590    $771    $ 457
        Tax effect of:
           Tax exempt investment income.............  (86)    (82)     (52)
           Surplus tax..............................   --      --     (145)
           State and local income taxes.............   21      35       30
           Prior year taxes.........................   (8)     36      (37)
           Demutualization costs....................   --      --       21
           Payment to former Canadian policyholders.   --      --      114
           Sales of businesses......................   --       5       31
           Other, net...............................    8      32       16
                                                      ----    ----    -----
        Provision for income taxes.................. $525    $797    $ 435
                                                      ====    ====    =====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Net deferred income tax assets and liabilities consisted of the following:


                                                        December 31,
                                                      --------------------
                                                        2002       2001
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 3,020    $ 3,033
            Net operating losses.....................     187        318
            Employee benefits........................      --        123
            Litigation related.......................      95        279
            Other....................................     286        438
                                                       -------    -------
                                                        3,588      4,191
            Less: Valuation allowance................      14        114
                                                       -------    -------
                                                        3,574      4,077
                                                       -------    -------
         Deferred income tax liabilities:............
            Investments..............................   1,597      2,053
            Deferred policy acquisition costs........   2,699      2,756
            Employee benefits........................      65         --
            Net unrealized investment gains..........   1,124      1,037
            Other....................................      36        124
                                                       -------    -------
                                                        5,521      5,970
                                                       -------    -------
         Net deferred income tax liability........... $(1,947)   $(1,893)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $503 million at December 31, 2002 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $42 million at December 31, 2002 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998, and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $4 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years ended December 31,
                                                            -------------------------
                                                              2002     2001     2000
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $17,811  $16,257  $15,661
Reinsurance assumed........................................   2,973    2,786    2,858
Reinsurance ceded..........................................  (2,314)  (2,020)  (2,256)
                                                            -------  -------  -------
Net premiums............................................... $18,470  $17,023  $16,263
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,631  $ 2,069  $ 1,934
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,533 million and $3,312 million at December 31, 2002 and 2001, respectively, including $1,348 million and $1,356 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $45 million and $103 million at December 31, 2002 and 2001, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $502 million and $644 million at December 31, 2002 and 2001, respectively. Included in other policyholder funds are reinsurance liabilities assumed from MIAC, a related party, of $763 and $778 million at December 31, 2002 and 2001, respectively.

   Included in future policy benefits and other policyholder funds are reinsurance liabilities assumed from Cova Corporation , MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $772 million and $931 million, respectively, at December 31, 2002. These entities were sold at December 31, 2002. See note 12.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                             Years ended December 31,
                                            -------------------------
                                              2002     2001     2000
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,597  $ 4,226  $ 3,790
             Reinsurance recoverables......    (457)    (410)    (415)
                                            -------  -------  -------
          Net balance at January 1.........   4,140    3,816    3,375
                                            -------  -------  -------
          Incurred related to:
             Current year..................   4,116    4,182    3,786
             Prior years...................     (85)     (84)    (112)
                                            -------  -------  -------
                                              4,031    4,098    3,674
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,503)  (2,538)  (2,215)
             Prior years...................  (1,303)  (1,236)  (1,018)
                                            -------  -------  -------
                                             (3,806)  (3,774)  (3,233)
                                            -------  -------  -------
          Net Balance at December 31.......   4,365    4,140    3,816
             Add: Reinsurance recoverables.     478      457      410
                                            -------  -------  -------
          Balance at December 31........... $ 4,843  $ 4,597  $ 4,226
                                            =======  =======  =======

16.  Other Expenses

   Other expenses were comprised of the following:

                                                                                 Years ended December 31,
                                                                                -------------------------
                                                                                  2002     2001     2000
                                                                                -------  -------  -------
                                                                                  (Dollars in millions)
Compensation................................................................... $ 2,423  $ 2,447  $ 2,712
Commissions....................................................................   1,938    1,649    1,638
Interest and debt issue costs..................................................     242      312      436
Amortization of policy acquisition costs (excludes amortization of $11, $21 and
  $(95), respectively, related to investment gains (losses))...................   1,501    1,434    1,472
Capitalization of policy acquisition costs.....................................  (2,227)  (2,018)  (1,805)
Rent, net of sublease income...................................................     289      280      230
Minority interest..............................................................      74       57      115
Other..........................................................................   2,349    2,759    2,510
                                                                                -------  -------  -------
   Total other expenses........................................................ $ 6,589  $ 6,920  $ 7,308
                                                                                =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2000, Metropolitan Life paid to MetLife, Inc. $763 million in dividends for which prior insurance regulatory clearance was not required. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. At December 31, 2002, Metropolitan Life could pay the Holding Company a dividend of $662 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards may be granted to Metropolitan Life employees in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of the Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   MetLife, Inc. applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the excess of market price over exercise price is utilized on the first date that both the number of shares and award price are known. For the years ended December 31, 2002 and 2001, compensation expense for non-employees related to MetLife, Inc.'s Stock Incentive Plan and Directors Stock Plan was $2 million and $1 million, respectively. This expense is allocated to the Company to properly reflect compensation expense related to Metropolitan Life employees.

   Had the compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan allocable to the Company been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the years ended December 31, 2002 and 2001 would have been reduced to a pro forma amount of $1,570 million and $1,468 million, respectively.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                             2002       2001
                                          ----------- ---------
                 Dividend yield:.........    0.68%      0.68%
                 Risk-free rate of return 4.74%-5.52%   5.72%
                 Volatility.............. 25.3%-30.3%   31.6%
                 Expected duration.......  4-6 years  4-6 years

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. As of December 31, 2001, New York State Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations. Statutory net income of Metropolitan Life, as filed with the Department, was $1,478 million, $2,782 million and $1,027 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $6,986 million and $5,358 million at December 31, 2002 and 2001, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                                   Years ended December 31,
                                                                                   -----------------------
                                                                                     2002    2001    2000
                                                                                   -------  ------  ------
                                                                                    (Dollars in millions)
Holding gains on investments arising during the year.............................. $ 2,904  $1,287  $2,807
Income tax effect of holding gains................................................    (976)   (509)   (975)
Reclassification adjustments:
   Recognized holding losses included in current year income......................     339     579     989
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (440)   (475)   (498)
   Recognized holding gains allocated to other policyholder amounts...............    (139)    (33)    (54)
   Income tax effect..............................................................      75     (27)   (152)
Allocation of holding losses on investments relating to other policyholder
  amounts.........................................................................  (2,453)   (158)   (977)
Income tax effect of allocation of holding losses to other policyholder amounts...     829      61     340
Unrealized investment gain (losses) of subsidiary at date of sale.................      68    (173)     --
Deferred income taxes on unrealized investment gain (losses) of subsidiary at date
  of sale.........................................................................     (15)     64      --
                                                                                   -------  ------  ------
Net unrealized investment gains...................................................     192     616   1,480
                                                                                   -------  ------  ------
Foreign currency translation adjustments arising during the year..................     137     (58)     (6)
Foreign currency translation of subsidiary at date of sale........................     (65)     19      --
                                                                                   -------  ------  ------
Foreign currency translation adjustment...........................................      72     (39)     (6)
Minimum pension liability adjustment..............................................      --     (18)     (9)
                                                                                   -------  ------  ------
Other comprehensive income........................................................ $   264  $  559  $1,465
                                                                                   =======  ======  ======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2002, 2001 and 2000. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates certain non-recurring items (primarily consisting of expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2002                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,419     $ 8,254      $1,984    $2,828     $ --        $992       $    (7) $ 18,470
Universal life and investment-
  type product policy fees.......     1,267         614          --        --       --          37            --     1,918
Net investment income............     6,036       3,926         378       177       59         241          (117)   10,700
Other revenues...................       454         607          42        26      166          10            95     1,400
Net investment (losses) gains....      (131)       (508)          7       (46)      (4)         (9)          (39)     (730)
Policyholder benefits and
 claims..........................     5,162       9,337       1,517     2,020       --         821             3    18,860
Interest credited to policyholder
 account balances................     1,608         930         146        --       --          28            (1)    2,711
Policyholder dividends...........     1,769         115          --        (1)      --          28            --     1,911
Other expenses...................     2,543       1,529         616       794      211         373           523     6,589
Income (loss) from continuing
 operations before provision for
 income taxes....................       963         982         132       172       10          21          (593)    1,687
Income from discontinued
 operations, net of income
 taxes...........................       201         122          --        --       --          --           127       450
Net income (loss)................       811         759          86       131        6          21          (202)    1,612
Total assets.....................   120,284      94,911       9,458     4,944      191         795        18,812   249,395
Deferred policy acquisition
 costs...........................     7,448         608       1,429       175       --           5             1     9,666
Goodwill, net....................        73          62          96       156       18          --            --       405
Separate account assets..........    21,982      31,935          11        --       --          --           (16)   53,912
Policyholder liabilities.........    84,844      55,460       6,734     2,673       --         248          (343)  149,616
Separate account liabilities.....    21,982      31,935          11        --       --          --           (16)   53,912

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2001                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,531     $ 7,288      $1,664    $2,755     $ --       $  788      $    (3) $ 17,023
Universal life and investment-
 type product policy fees........     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,130       3,965         349       200       71          256          151    11,122
Other revenues...................       527         649          35        22      198           16           85     1,532
Net investment gains (losses)....       838         (15)        (10)      (17)      25          (16)         122       927
Policyholder benefits and
 claims..........................     5,213       8,924       1,373     2,121       --          632            2    18,265
Interest credited to policyholder
 account balances................     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     2,763       1,746         478       800      252          315          566     6,920
Income (loss) from continuing
 operations before provision
 for income taxes................     1,678         538          65        39       42           50         (214)    2,198
Income from discontinued
 operations, net of income
 taxes...........................        38          23          --        --       --           --           25        86
Net income (loss)................     1,092         383          39        41       27           16         (111)    1,487
Total assets.....................   127,499      89,620       7,496     4,567      256        3,385       15,042   247,865
Deferred policy acquisition
 costs...........................     8,371         509       1,147       179       --          263            2    10,471
Goodwill, net....................       223          55         106       159       20           12           --       575
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    84,637      52,035       5,062     2,610       --        1,987         (323)  146,008
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

For the year ended                                                     Auto &    Asset                  Corporate
December 31, 2000                 Individual Institutional Reinsurance  Home   Management International  & Other    Total
------------------                ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,625     $ 6,900      $1,444    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
 type product policy fees........     1,221         547          --        --       --           53           (1)    1,820
Net investment income............     6,110       3,712         368       194       90          254          301    11,029
Other revenues...................       680         650          29        40      760            9           91     2,259
Net investment gains (losses)....       199        (475)         (2)      (20)      --           18         (138)     (418)
Policyholder benefits and
 claims..........................     5,045       8,178       1,147     2,005       --          562           (2)   16,935
Interest credited to policyholder
 account balances................     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends...........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
 policyholders...................        --          --          --        --       --          327           --       327
Demutualization costs............        --          --          --        --       --           --          230       230
Other expenses...................     3,005       1,514         452       827      784          292          434     7,308
Income (loss) from continuing
 operations before provision
 for income taxes................     1,363         428         116        18       66         (275)        (411)    1,305
Income from discontinued
 operations, net of income
 taxes...........................        36          21          --        --       --           --           22        79
Net income (loss)................       892         307          68        30       34         (285)         (97)      949

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million for the year ended December 31, 2000. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the year ended December 31, 2000.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs,
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. continuing operations were $30,487 million, $31,396 million and $29,959 million for the years ended December 31, 2002, 2001 and 2000, respectively, which represented 96%, 97% and 97%, respectively, of consolidated revenues.

20.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company sold certain real estate holdings out of its

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES portfolio during 2002. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                   2002     2001    2000
                                                   -----   -----   -----
                                                  (Dollars in millions)
          Investment income...................... $ 375    $ 422   $ 418
          Investment expense.....................  (251)    (297)   (297)
          Net investment gains...................   582       --      --
                                                   -----   -----   -----
             Total revenues......................   706      125     121
          Provision for income taxes.............   256       39      42
                                                   -----   -----   -----
             Income from discontinued operations. $ 450    $  86   $  79
                                                   =====   =====   =====

   The carrying value of real estate related to discontinued operations was $223 million and $1,580 million at December 31, 2002, and 2001, respectively. See Note 19 for discontinued operations by business segment.

21.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy -- A Beagle dog

Charlie Brown -- A little boy with zigzag pattern on shirt

Woodstock -- A small bird

Lucy -- A little brunette girl

Linus -- A younger little boy with stripped shirt (Lucy's brother)

Marcie -- A little brunette girl with glasses

Franklin -- A curly haired little boy

Pigpen -- A little boy with dust cloud and smudged face

Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals

Sally -- A little blond girl with curls on top (Charlie Brown's sister)


                                      PAGE
                                      ----
 1.  Snoopy as MetLife
     Representative with
     briefcase straightening bow
     tie.........................  First page
 2.  Charlie Brown on step ladder
     looking at fold out map.....  Page 3      Table of Contents
 3.  Snoopy in suit with
     pointer.....................  Page 4      Important Terms You
                                               Should Know
 4.  Lucy reviewing ticker tape
     coming from machine.........  Page 8      Annuity Unit Values
 4.  Snoopy as MetLife
     Representative listening to
     crowd of Woodstocks.........  Page 9      MetLife



                                      PAGE
                                      ----
 5.  Corporate Snoopy with
     pointer with graph at
     meeting.....................  Page 9      Settling Your Claim
 6.  Snoopy and Woodstock
     balanced on seesaw..........  Page 10     The Income Annuity
 7.  Snoopy reading menu at
     restaurant table............  Page 11     Your Investment Choices
 8.  Snoopy as WWI flying ace
     dispatching Woodstocks with
     checks......................  Page 13     Allocation of Purchase
                                               Payment
 9.  Marcie at desk with adding
     machine reviewing tape of
     calculations................  Page 16     AIR
10.  Lucy with magnifying glass
     studying a piece of paper...  Page 16     Premium and Other Taxes
11.  Woodstock writing out a
     check.......................  Page 17     Purchase Payments
12.  Charlie Brown receiving
     letter at mail box..........  Page 18     Receiving Income
                                               Payments and
                                               Information
13.  "Colonial" Snoopy as town
     crier.......................  Page 19     Advertising Performance
14.  Snoopy as MetLife
     Representative shaking paw/
     wing with Woodstock.........  Page 21     Who Sells the Income
                                               Annuity
15.  Lucy sitting down reading
     Tax Code....................  Page 22     Federal Tax Treatment
16.  Snoopy crouching down on his
     knees, signing a form.......  Page 23     A defendant may assign
                                               its obligation to make
                                               Income Payments to you
17.  Franklin, Snoopy, Charlie
     Brown, Lucy, Pigpen, Linus
     and Peppermint Patty........  Page 26     Table of Contents for
                                               the Statement of
                                               Additional Information
18.  Lucy in her advice box with
     "TAXES -- The Expert is in"
     printed on it advising
     Peppermint Patty and
     Sally.......................  Page 27     Premium Tax Table

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

      Metropolitan Life Separate Account E
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2001 and 2002

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2002, 2001 and 2000

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
     (b)      --   Form of Selected Broker Agreement.(1)
     (4) (a)  --   Form of Income Annuity Contract.(3)
         (b)  --   Form of Certificate.(3)
         (c)  --   Income Payment Contracts, RSC 99-02 NY and RSC 99-01 NY.(9)
         (d)  --   Immediate Income Payment Contract, RSC 99-02-IMM MA.(9)
         (e)  --   Deferred Income Payment Contract, RSC 99-02-DEF MA.(9)
         (g)  --   Endorsement.(11)
     (6)      --   Amended and Restated Charter and By-Laws of Metropolitan
                   Life.(4,7)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(4)
    (10) (a)  --   Form of Settlement Agreement.(3)
         (b)  --   Form of Uniform Qualified Assignment.(3)
         (c)  --   Form of Uniform Qualified Assignment and Release.(3)
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(2,3,5,6,8,10,12)
    (14)      --   Auditor's Consent.(11)


---------------

1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1996. As incorporated herein by reference.


                                              (Footnotes continued on next page)

2. Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler filed with Post-Effective Amendment No. 23 to Registration Statement No.
    2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 1998. As incorporated herein by reference.



3. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547, 811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999. As incorporated herein by reference.



4. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 7, 2000.



5. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.



6. Power of Attorney for John C. Danforth filed with Post-Effective Amendment No. 27 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 2001. As incorporated herein by reference.



7. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.



8. Powers of Attorney for Harry P. Kamen, Curtis H. Barnette, Charles M. Leighton, Burton A. Dole, Gerald Clark, Helene L. Kaplan, James R. Houghton and Hugh B. Price filed with Post-Effective Amendment No. 5 to Registration Statement No. 33-4797 for Metropolitan Life Separate Account UL on Form S-6 on April 30, 1997, as incorporated herein by reference.



9. Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 12, 2001.



10. Power of Attorney for John J. Phelan, Jr. filed with Post-Effective Amendment No. 22 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 30, 1997, as incorporated herein by reference.



11. Filed herewith.



12. Power of Attorney for Catherine R. Kinney filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003 as incorporated herein by reference.


    ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
Gerald Clark...........................  Vice Chairman of the Board and Chief              Vice Chairman, Chief
                                         Investment Officer,                               Investment Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nelleor Puritan Bennett,
                                         P.O. Box 208,
                                         Carlsbad, CA 92018.
James R. Houghton......................  Chairman of the Board and Chief                   Director
                                         Executive Officer,
                                         Corning Incorporated,
                                         80 East Market Street,
                                         2nd Floor,
                                         Corning, NY 14830.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue,
                                         Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP
                                         Four Times Square,
                                         New York, NY 10036.
Catherine R. Kinney....................  Group Executive Vice President,                   Director
                                         Co-Chief Operating Officer, President and
                                         Executive Vice Chairman
                                         New York Stock Exchange, Inc.
                                         11 Wall Street, 6th Floor
                                         New York, NY 10005.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01740.
Stewart G. Nagler......................  Vice Chairman of the Board and Chief Financial    Vice Chairman, Chief
                                         Officer,                                          Financial Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange, Inc.
                                         P.O. Box 524,
                                         Locust Valley, NY 11560.
Hugh B. Price..........................  President and Chief Executive Officer,            Director
                                         National Urban League, Inc.,
                                         120 Wall Street,
                                         7th & 8th Floors,
                                         New York, NY 10005.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Gerald Clark............................................  Vice Chairman, Chief Investment Officer and Director
Stewart G. Nagler.......................................  Vice Chairman, Chief Financial Officer and Director
Gary A. Beller..........................................  Senior Executive Vice President and General Counsel
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Catherine A. Rein.......................................  Senior Executive Vice President; President and Chief
                                                          Executive Officer of MetLife Auto & Home
William J. Toppeta......................................  President, International
Daniel J. Cavanaugh.....................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
Lisa M. Weber...........................................  Senior Executive Vice President, Chief Administrative
                                                          Officer
Judy E. Weiss...........................................  Executive Vice President
Anthony J. Williamson...................................  Senior Vice President and Treasurer
Virginia M. Wilson......................................  Senior Vice President and Controller
Mary Ann Brown..........................................  Senior Vice President and Chief Actuary
Joseph A. Reali.........................................  Senior Vice-President and Tax Director
John E. Welch...........................................  Senior Vice-President and General Auditor
Gwenn L. Carr...........................................  Vice President and Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTS SOLD


     As of February 28, 2003: 127


ITEM 28.  INDEMNIFICATION.

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933


     MetLife Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife Inc. maintains a directors' and officers' liability policy with a maximum coverage of $300 million. Metropolitan Life Insurance Company, a subsidiary of MetLife, Inc. is covered under the Financial Institutions Bond and directors' and officers' policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER
----------------------------------------------   NET UNDERWRITING DISCOUNTS AND COMMISSIONS
                                               ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A

                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION
----------------------------------------------             BROKERAGE COMMISSIONS
                                               ----------------------------------------------
                     N/A                                             0

                     (5)
                 COMPENSATION
----------------------------------------------
                 $159,491.90
          (Separate Account Charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 11TH DAY OF APRIL, 2003.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and Director
                 Robert H. Benmosche

                          *                              Vice Chairman, Chief Investment
-----------------------------------------------------    Officer and Director
                    Gerald Clark

                          *                              Vice Chairman, Chief Financial
-----------------------------------------------------    Officer (Principal Financial
                  Stewart G. Nagler                      Officer) and Director

                          *                              Senior Vice-President and
-----------------------------------------------------    Controller
                 Virginia M. Wilson

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Catherine R. Kinney

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

*By:                                                                                        April 11, 2003
-----------------------------------------------------
     Christopher P. Nicholas, Esq.
     Attorney-in-Fact